AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON AUGUST 28, 2012

                                                              File No. 033-42484
                                                              File No. 811-06400

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 194                     /X/
                                      AND
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT NO. 195                             /X/

                        THE ADVISORS' INNER CIRCLE FUND
                        -------------------------------
               (Exact Name of Registrant as Specified in Charter)

                               101 FEDERAL STREET
                          BOSTON, MASSACHUSETTS 02110
                          ---------------------------
               (Address of Principal Executive Offices, Zip Code)

       Registrant's Telephone Number, including Area Code (800) 932-7781
                                                          --------------

                                Michael Beattie
                              c/o SEI Corporation
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                            ------------------------
                    (Name and Address of Agent for Service)

                                   Copies to:

Timothy W. Levin, Esquire                            Dianne M. Sulzbach, Esquire
Morgan, Lewis & Bockius LLP                          c/o SEI Corporation
1701 Market Street                                   One Freedom Valley Drive
Philadelphia, Pennsylvania 19103                     Oaks, Pennsylvania 19456

    It is proposed that this filing become effective (check appropriate box)

--------------------------------------------------------------------------------
         /X/   Immediately upon filing pursuant to paragraph (b)
         / /    On [date] pursuant to paragraph (b)
         / /    60 days after filing pursuant to paragraph (a)(1)
         / /    75 days after filing pursuant to paragraph (a)(2)
         / /    On [date] pursuant to paragraph (a) of Rule 485
--------------------------------------------------------------------------------

                       CAMBIAR INTERNATIONAL EQUITY FUND
                                 TICKER SYMBOL:

                         CAMBIAR AGGRESSIVE VALUE FUND
                                 TICKER SYMBOL:

                     INSTITUTIONAL CLASS SHARES PROSPECTUS
                               SEPTEMBER 1, 2012
                        THE ADVISORS' INNER CIRCLE FUND


                                                                  [LOGO OMITTED]
                                                               CAMBIAR INVESTORS







                                                         manager for all seasons











  The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

CAMBIAR INTERNATIONAL EQUITY FUND .........................................    1

     FUND INVESTMENT OBJECTIVE ............................................    1
     FUND FEES AND EXPENSES ...............................................    1
     PRINCIPAL INVESTMENT STRATEGIES ......................................    2
     PRINCIPAL RISKS OF INVESTING IN THE FUND .............................    4
     PERFORMANCE INFORMATION ..............................................    6
     INVESTMENT ADVISER ...................................................    8
     PORTFOLIO MANAGERS ...................................................    8

CAMBIAR AGGRESSIVE VALUE FUND .............................................    9

     FUND INVESTMENT OBJECTIVE ............................................    9
     FUND FEES AND EXPENSES ...............................................    9
     PRINCIPAL INVESTMENT STRATEGIES ......................................   10
     PRINCIPAL RISKS OF INVESTING IN THE FUND .............................   11
     PERFORMANCE INFORMATION ..............................................   14
     INVESTMENT ADVISER ...................................................   16
     PORTFOLIO MANAGER ....................................................   16

SUMMARY INFORMATION ABOUT THE PURCHASE AND
SALE OF FUND SHARES, TAXES AND FINANCIAL
INTERMEDIARY COMPENSATION .................................................   17

INVESTING WITH THE CAMBIAR FUNDS ..........................................   18

     BUYING FUND SHARES ...................................................   18
     REDEEMING FUND SHARES ................................................   20
     EXCHANGING FUND SHARES ...............................................   21
     TRANSACTION POLICIES .................................................   21
     ACCOUNT POLICIES .....................................................   27

ADDITIONAL INFORMATION ABOUT THE FUNDS ....................................   34

     OTHER INVESTMENT PRACTICES AND STRATEGIES ............................   34
     INVESTMENT MANAGEMENT ................................................   35
     MORE INFORMATION ABOUT THE CAMBIAR INTERNATIONAL EQUITY
     FUND'S HISTORY AND PERFORMANCE .......................................   38
     SHAREHOLDER SERVICING ARRANGEMENTS ...................................   38
     PAYMENTS TO FINANCIAL INTERMEDIARIES .................................   39

FINANCIAL HIGHLIGHTS ......................................................   40

--------------------------------------------------------------------------------
CAMBIAR INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
The Cambiar International Equity Fund (the "Fund") seeks total return and capital preservation.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


Redemption Fee (as a percentage of amount redeemed,
  if shares redeemed have been held for less than 90 days)           2.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fees                                                   0.90%
Other Expenses                                                    0.31%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                              1.21%
Less Fee Reductions and/or Expense Reimbursements                (0.26)%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee Reductions
  and/or Expense Reimbursements (1)                               0.95%


(1) Cambiar Investors LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 0.95% of the Fund's Institutional Class Shares' average daily net assets until September 1, 2013. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may retain the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and 0.95% to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2013.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 Year      3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
                  $97        $358         $640         $1,443


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 62% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The goal of the Fund is to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. The Fund normally seeks to achieve its goal by investing at least 80% of its net assets in equity securities of foreign companies. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. In addition, the Fund may invest in derivatives, including options and total return swaps, in an effort to increase returns, to hedge against the risk of unfavorable price movements in the underlying instruments, to provide economic exposure to a security or issuer, to manage cash flows or currency exposure, or to address tax considerations.

In selecting investments for the Fund, the Fund's adviser, Cambiar Investors LLC ("Cambiar" or the "Adviser"), focuses predominantly on medium to large market capitalization equity securities of non-U.S. companies, foreign companies with U.S.-only listings and some U.S. corporations where the preponderance of business activity lies outside the United States. The majority of these companies operate in "established" markets; however, when opportunities warrant, the Adviser may invest, without limit, in securities of companies in "emerging market" countries. An "emerging market" country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. In many circumstances, the Fund purchases American Depositary Receipt listings ("ADRs") of foreign companies on U.S. exchanges, rather than foreign shares on foreign exchanges, to facilitate greater liquidity and lower custodial expenses.

The Adviser's primary analysis criteria is active individual company selection based on the relative merits and valuation of the underlying corporate entity. The Adviser employs a relative value approach, whereby it searches for companies trading at the low end of historic and sectoral valuation ranges, with a strong market position or product franchise and good overall financial condition. The Adviser's selection and screening criteria are extremely qualitative, and the Adviser makes little attempt to time market or sector movements. The following are typical factors the Adviser considers when purchasing stocks:

o    Low price-earnings ratio relative to historic norms and peer group;

o    Low cash flow multiple relative to historic norms and peer group;

o New product and/or restructuring potential under-appreciated by the marketplace;

o Sudden stock price decline caused by flight of "momentum investors" with little change in fundamentals; and

o Excessive investor pessimism in relation to overall outlook for company over the medium to long term.

The Adviser also utilizes active country selection as a secondary selection criteria, which is overlaid on the bottom-up criteria described above. The Adviser's country allocation does not seek to replicate any particular index's country allocation by global capitalization or regional capitalization. However, the Adviser seeks to avoid specific countries where it is deemed that there exists a high likelihood of economic and financial turbulence due to poor or worsening economic fundamentals, and may seek larger positions in countries where specific economic risk factors are overestimated by the marketplace, causing depressed valuations. A similar approach will be used with regard to overweighting or underweighting specific industrial sectors by country.

The Adviser will tend to hold securities for longer periods of time. Positions held will be carefully re-examined when, for example:

o    The stock has realized its price target;

o    It experiences exaggerated price moves relative to actual developments; or

o    There is a material change in company fundamentals or market conditions.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------
As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and European Depositary Receipts ("EDRs") are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions.

Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Fund investments in foreign currencies and securities denominated in foreign currencies are subject to currency risk. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Additionally, the value of a Fund's assets measured in U.S. dollars may be affected by exchange control regulations. The Fund will generally incur transaction costs in connection with conversions between various currencies which will negatively impact performance.

The Fund may invest in derivatives. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. There can be no assurance that the Adviser's use of derivatives will be successful in achieving their intended goals.

Additionally, derivative instruments, particularly market access products, are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. When determining whether a counterparty is creditworthy, the Adviser considers factors such as credit rating agency analysis, broker-dealer credit spreads and financial statements among others. The Adviser regularly monitors the creditworthiness of each counterparty that the Fund enters into a transaction with and maintains an approved list of counterparties.

The Fund may purchase or sell options, which involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period.

Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). Over-the-counter options also involve counterparty risk.

The Fund may enter into total return swaps, which are contracts whereby one party agrees to make payments of the total return from a reference instrument during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. A reference instrument may be a single asset, a pool of assets or an index of assets. The primary risks associated with total return swaps are counterparty risk, which means the counterparty fails to meet its obligations, and market risk, meaning that the Fund is subject to the risk that it could lose its entire investment.

The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is inaccurate, the fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

As of the date of this prospectus, Institutional Class Shares of the Fund have not commenced operations and therefore have no performance information to report. The performance information provided shows the returns of the Investor Class Shares of the Fund, which are offered in a separate prospectus. Institutional Class Shares of the Fund would have substantially similar performance as Investor Class Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of Investor

Class Shares differ from the expenses of Institutional Class Shares. If the expenses of Investor Class Shares are higher than the expenses of the Institutional Class Shares, returns for Investor Class Shares would be lower than those of the Institutional Class Shares.

Updated performance information is available by calling 1-866-777-8227.

CALENDAR YEAR RETURNS



                              [BAR GRAPH OMITTED]


(13.96)%   38.37%  15.48%   5.55%   29.04%   19.68%  (49.73)%   42.88%    12.83%  (8.08)%
 2002       2003    2004    2005     2006     2007     2008      2009      2010     2011

During the periods shown in the chart, the Fund's Investor Class Shares' highest return for a quarter was 29.93% (quarter ended 06/30/2003) and the lowest return for a quarter was (32.95)% (quarter ended 09/30/2008). The Fund's Investor Class Shares total return from 1/1/2012 to 6/30/2012 was 4.74% .

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2011

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       SINCE
                                                                      INCEPTION
INSTITUTIONAL CLASS SHARES             1 YEAR    5 YEARS    10 YEARS  (09/02/97)
--------------------------------------------------------------------------------
Fund Returns Before Taxes              (8.08)%   (2.27)%     5.26%      7.44%
--------------------------------------------------------------------------------
Fund Returns After
  Taxes on Distributions               (8.03)%   (2.78)%     4.65%      7.01%
--------------------------------------------------------------------------------
Fund Returns After Taxes on
  Distributions and Sale of
  Fund Shares                          (4.87)%   (1.84)%     4.69%      6.75%
--------------------------------------------------------------------------------
Morgan Stanley Capital International
  EAFE Index (reflects no deduction
  for fees, expenses, or taxes)       (12.14)%   (4.72)%     4.67%      3.23%
--------------------------------------------------------------------------------

INVESTMENT ADVISER
--------------------------------------------------------------------------------
Cambiar Investors LLC

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
Brian M. Barish, CFA, President, Director of Research, joined the Adviser in 1997, is Co-Lead Manager of the Fund and has served on the portfolio team for the Fund since its inception.

Jennifer M. Dunne, CFA, Vice President, joined the Adviser in 2005, is Co-Lead Manager of the Fund and has served on the portfolio team for the Fund since 2005.




Ania A. Aldrich, CFA, Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since 1999.




Andrew P. Baumbusch, Principal, joined the Adviser in 2004 and has served on the portfolio team for the Fund since 2004.


Todd L. Edwards, Ph.D., International Investment Analyst, joined the Adviser in 2007 and has served on the portfolio team for the Fund since 2007.

Alvaro Shiraishi, International Investment Analyst, joined the Adviser in 2007 and has served on the portfolio team for the Fund since 2007.


FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT PURCHASING AND SELLING FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 17 OF THE PROSPECTUS.

--------------------------------------------------------------------------------
CAMBIAR AGGRESSIVE VALUE FUND
--------------------------------------------------------------------------------

FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
The Cambiar Aggressive Value Fund (the "Fund") seeks long-term capital appreciation.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Redemption Fee (as a percentage of amount redeemed,
  if shares redeemed have been held for less than 90 days)        2.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


Management Fees                                                    1.00%
Other Expenses                                                     0.15%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                               1.15%
Less Fee Reductions and/or Expense Reimbursements                 (0.05)%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee Reductions
  and/or Expense Reimbursements(1)                                 1.10%


(1) Cambiar Investors LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.10% of the Fund's Institutional Class Shares' average daily net assets until September 1, 2013. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may retain the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and 1.10% to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2013.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


               1 Year      3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
               $112          $360        $628         $1,393

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 196% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Normally, the Fund invests at least 65% of its net assets in equity securities of U.S. and non-U.S. companies within any market capitalization range. The equity securities in which the Fund will invest may include convertible securities. The Fund may also sell securities short as part of its investment strategy. In addition, the Fund may invest in derivatives, including options and total return swaps, in an effort to increase returns, to hedge against the risk of unfavorable price movements in the underlying instruments, to provide economic exposure to a security or issuer, to manage cash flows or currency exposure, to address tax considerations, or as an alternative to selling a security short.

The Fund typically invests in a portfolio of 20-30 issuers that Cambiar Investors LLC ("Cambiar" or the "Adviser") believes represent the best opportunities for long-term capital appreciation. Due to the focused nature of the Fund's investment strategy, the Fund is considered to be non-diversified. The Adviser's primary analysis criteria is active individual company selection based on the relative merits and valuation of the underlying corporate entity. The Adviser employs a relative value approach, whereby it searches for companies trading at the low end of historic and sectoral valuation ranges, with a strong market position or product franchise and good overall financial condition. The Adviser's selection and screening criteria are extremely qualitative, and the Adviser makes little attempt to time market or sector movements.

Consistent with its effort to create a focused portfolio of the companies which it believes represent the best opportunities for long-term capital appreciation, the Adviser may at times allocate a significant percentage of the Fund's assets to securities of non-U.S. companies that trade in either domestic or foreign markets. The Adviser may invest in securities of companies in "emerging market" countries. An "emerging market" country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability, and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. The Adviser's allocation among various foreign countries does not seek to replicate any particular index's country allocation by global capitalization or regional capitalization. There is no limit on investments in securities of foreign issuers, including emerging markets issuers.

The following are typical factors the Adviser considers when purchasing stocks:

o    Low price-earnings ratio relative to historic norms and peer group;

o    Low cash flow multiple relative to historic norms and peer group;

o New product and/or restructuring potential under-appreciated by the marketplace;

o Sudden stock price decline caused by flight of "momentum investors" with little change in fundamentals; and

o Excessive investor pessimism in relation to overall outlook for company over the medium to long term.

The Adviser's short strategy is utilized opportunistically and is driven by the same underlying philosophy and investment process as the long portion of the portfolio. If the Adviser determines that a company does not have the underlying fundamentals to be added to the Fund as a long position, it will consider using the stock speculatively as a short position or as a paired trade to hedge a long position in the Fund.

The Adviser may sell a stock that the Fund holds long because:

o    It realizes positive developments and achieves its target price;

o    It experiences exaggerated price moves relative to actual developments; or

o    It experiences or a change in deteriorating fundamentals.

Due to its investment strategy, the Fund may buy and sell securities frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders may pay tax on such capital gains. In addition, the use of short sales may cause the Fund to have higher expenses (especially interest on borrowings and dividend expenses) than those of other equity mutual funds.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------
As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions.

Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Fund investments in foreign currencies and securities denominated in foreign currencies are subject to currency risk. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Additionally, the value of a Fund's assets measured in U.S. dollars may be affected by exchange control regulations. The Fund will generally incur transaction costs in connection with conversions between various currencies which will negatively impact performance.

The Fund may invest in convertible securities, which generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value tends to reflect the market price of the common stock of the issuing company when the stock price is greater than the convertible security's conversion price. The conversion price is defined as the predetermined price at which the convertible could be exchanged for the associated stock. A convertible security may lose all of its value if the value of the underlying stock falls below the conversion price of the security. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stock holders. Consequently, the issuer's convertible securities generally entail less risk than its common stock.

The Fund may invest in derivatives. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. There can be no assurance that the Adviser's use of derivatives will be successful in achieving their intended goals.

Additionally, derivative instruments, particularly market access products, are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. When determining whether a counterparty is creditworthy, the Adviser considers factors such as credit rating agency analysis, broker-dealer credit spreads and financial statements among others. The Adviser regularly monitors the creditworthiness of each counterparty that the Fund enters into a transaction with and maintains an approved list of counterparties.

The Fund may purchase or sell options, which involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). Over-the-counter options also involve counterparty risk.

The Fund may enter into total return swaps, which are contracts whereby one party agrees to make payments of the total return from a reference instrument during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. A reference instrument may be a single asset, a pool of assets or an index of assets. The primary risks associated with total return swaps are counterparty risk, which means the counterparty fails to meet its obligations, and market risk, meaning that the Fund is subject to the risk that it could lose its entire investment.

When the Fund sells securities "short," the Fund may be subject to substantially higher risks and greater volatility than most mutual funds. The Fund seeks to increase return and reduce risk by using short sales and other forms of volatile financial derivatives such as options. Short sales are speculative investments that will cause the Fund to lose money if the value of a security does not go down as the Adviser expects. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss, although the Fund may be able to limit any such losses by purchasing the security sold short. Short sales can also be used as a hedge and therefore lower the overall risk of the Fund.

The Fund is non-diversified, which means that it may invest in the securities of relatively few the market for long periods of time.issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

As of the date of this prospectus, Institutional Class Shares of the Fund have not commenced operations and therefore have no performance information to report. The performance information provided shows the returns of Investor Class Shares of the Fund, which are offered in a separate prospectus. Institutional Class Shares of the Fund would have substantially similar performance as Investor Class Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of Investor Class Shares differ from the expenses of Institutional Class Shares. If the expenses of Investor Class Shares are higher than the expenses of the Institutional Class Shares and, therefore, returns for Investor Class Shares would be lower than those of Institutional Class Shares. Updated performance information is available by calling 1-866-777-8227.

CALENDAR YEAR RETURNS


                              [BAR GRAPH OMITTED]



                (43.82)%       77.88%      38.54%       (17.25)%
                  2008          2009        2010          2011

During the periods shown in the chart, the Fund's Investor Class Shares' highest return for a quarter was 30.74% (quarter ended 09/30/2009) and the lowest return for a quarter was (32.69)% (quarter ended 09/30/2011). The Fund's Investor Class Shares' total return from 1/1/2012 to 6/30/2012 was (5.40)%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2011

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       SINCE
                                                                    INCEPTION
INSTITUTIONAL CLASS SHARES                             1 YEAR       (08/31/07)
--------------------------------------------------------------------------------
Fund Returns Before Taxes                              (17.25)%       3.59%
--------------------------------------------------------------------------------
Fund Returns After
  Taxes on Distributions                               (18.62)%       2.75%
Fund Returns After Taxes on Distributions and
  Sale of Fund Shares                                  (11.13)%       2.63%
Russell 3000(R) Index (reflects no deduction
  for fees, expenses, or taxes)                          1.03%       (1.12)%
--------------------------------------------------------------------------------

INVESTMENT ADVISER
--------------------------------------------------------------------------------
Cambiar Investors LLC

PORTFOLIO MANAGER
--------------------------------------------------------------------------------
Brian M. Barish, CFA, President, Director of Research, joined the Adviser in 1997 and has managed the Fund since its inception.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT PURCHASING AND SELLING FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 17 OF THE PROSPECTUS.

--------------------------------------------------------------------------------
SUMMARY INFORMATION ABOUT THE PURCHASE
AND SALE OF FUND SHARES, TAXES AND
FINANCIAL INTERMEDIARY COMPENSATION
--------------------------------------------------------------------------------

PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------
To purchase shares of a Fund for the first time, you must invest at least $5,000,000. Each Fund reserves the right to transfer shares purchased below the minimum investment, on a tax-free basis, from Institutional Class Shares to Investor Class Shares of the Fund.

If you own your shares directly, you may sell your shares on any day the New York Stock Exchange ("NYSE") is open for business by contacting the Funds directly by mail or telephone at 1-866-777-8227.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to sell your shares.

TAX INFORMATION
--------------------------------------------------------------------------------
Each Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) or individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------
If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

--------------------------------------------------------------------------------
INVESTING WITH THE CAMBIAR FUNDS
--------------------------------------------------------------------------------

BUYING FUND SHARES
--------------------------------------------------------------------------------
To purchase Institutional Class Shares directly from the Funds through their transfer agent, complete and send in the account application. If you need an account application or have questions, please call 1-866-777-8227.

All investments must be made by check or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

BY MAIL

You can open an account with the Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the "Invest by Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number and the name of the Fund.

REGULAR MAIL ADDRESS
The Cambiar Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS
DST Systems, Inc.
c/o The Cambiar Funds
430 West 7th Street
Kansas City, MO 64105

BY WIRE

To open an account by wire, call 1-866-777-8227 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).

WIRING INSTRUCTIONS
UMB Bank, N.A.
ABA # 101000695
The Cambiar Funds
DDA Acct. # 9871063178
Ref: Fund name/account number/account name

BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Funds. To cancel or change a plan, write to the Funds at:
The Cambiar Funds, P.O. Box 219009, Kansas City, MO 64121 (Express Mail
Address: 430 West 7th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

PURCHASES IN-KIND

Subject to the approval of the Funds, an investor may purchase shares of a Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

MINIMUM INVESTMENTS

The minimum investment in Institutional Class Shares of each Fund is $5,000,000. Each Fund reserves the right to waive the minimum initial investment amounts in its sole discretion. If a Fund elects to do so, the Fund also reserves the right to transfer shares purchased below the minimum investment, on a tax-free basis, from Institutional Class Shares to Investor Class Shares of the Fund.

FUND CODES

Each Fund's reference information, which is listed below, will be helpful to you when you contact the Funds to purchase or exchange Institutional
Class Shares, check a Fund's daily net asset value per share ("NAV") or obtain additional information.

                                        TRADING                 FUND
FUND NAME                               SYMBOL       CUSIP      CODE
--------------------------------------------------------------------------------
Cambiar International Equity Fund        XXX          XXX       XXX
Cambiar Aggressive Value Fund            XXX          XXX       XXX

REDEEMING FUND SHARES
--------------------------------------------------------------------------------

BY MAIL

You may contact the Funds directly by mail at: The Cambiar Funds, P.O. Box 219009, Kansas City, MO 64121 (Express Mail Address: DST
Systems, Inc. c/o The Cambiar Funds, 430 West 7th Street, Kansas City,
MO 64105). Send a letter to the Funds signed by all registered parties on the account specifying:

o The Fund name;

o The account number;

o The dollar amount or number of shares you wish to redeem;

o The account name(s); and

o The address to which redemption (sale) proceeds should be sent.

All registered share owner(s) must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that we must be provided with the original guarantee. Signature guarantees are for the protection of our shareholders. Before it grants a redemption request, a Fund may require a shareholder to furnish additional legal documents to insure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership may require additional documentation along with a signature guaranteed letter of instruction. Please contact Shareholder Services at 1-866-777-8227 for more information. The Funds participate in the Paperless Legal Program (the "Program"). Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation.

BY TELEPHONE

You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application.

Call 1-866-777-8227 to redeem your shares. Based on your instructions, the Funds will mail your proceeds to you or send them to your bank by either Fed wire or ACH.

EXCHANGING FUND SHARES
--------------------------------------------------------------------------------
At no charge, you may exchange Institutional Class Shares of one Cambiar Fund for Institutional Class Shares of another Cambiar Fund by writing to or calling the Funds, subject to any applicable minimum investment requirements. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined at the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures." For information regarding the federal income tax consequences of transactions in shares of a Fund, including information about cost basis reporting, see "Federal Taxes."

TRANSACTION POLICIES
--------------------------------------------------------------------------------

CALCULATING YOUR SHARE PRICE

You may buy, sell or exchange shares of a Fund on each day the NYSE is open for business (a "Business Day") at a price equal to its net asset value
("NAV") next computed after the Fund receives your order in good form.
The Funds calculate NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Funds or an authorized institution must receive your order in good form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following Business Day. If the NYSE closes early - such as on days in advance of certain generally observed holidays - the Funds will calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Funds may change on days when you are unable to purchase or redeem shares.

Each Fund calculates its NAV by adding the total value of its assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. In calculating NAV, the Funds generally value their investment portfolios at market price. If market prices are not readily available or the Funds reasonably believe that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, but before the time as of which a Fund calculates NAV, the Funds are required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees (the "Board"). Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Funds' Fair Value Pricing Committee, members of which are appointed by the Board. The Funds' determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Funds assign to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

With respect to non-U.S. securities held by either Fund, the Funds may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Funds may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time as of which a Fund prices its shares, the value the Funds assign to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Funds may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United
States, or other relevant information related to the securities.

There may be limited circumstances in which a Fund would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

When valuing fixed income securities with remaining maturities of more than 60 days, the Funds use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security if a quotation is readily available, or may be based upon the values of securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Funds use the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of the Funds through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Funds), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Funds prior to the time the Funds calculate their NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Funds after the time NAV is calculated for a particular day will receive the following day's NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption requests for Fund shares ("authorized institutions"). These requests are executed at the NAV next determined after the authorized institution receives the request. To determine whether your financial intermediary is an authorized institution such that it may act as agent on behalf of the Funds with respect to purchase and redemption requests for Fund shares, you should contact them directly.

If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with the Funds. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your authorized institution directly.

IN-KIND TRANSACTIONS

Under certain conditions and at the Funds' discretion, you may pay for shares of the Funds with securities instead of cash. In addition, the Funds may pay part of your redemption proceeds (in excess of $250,000) with securities instead of cash. It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

REDEMPTION FEE

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of short-term trading, each Fund charges a 2.00% redemption fee on redemptions of shares that have been held for less than 90 days. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund from which the redemption was made. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of a Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The redemption fee is applicable to Fund shares purchased either directly from the Funds or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. Each Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, each Fund recognizes that due to operational and systems limitations, intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, a Fund may not be able to defray the expenses associated with those short-term trades made by that financial intermediary's customers.

Each Fund reserves the right to waive its redemption fee at its discretion when it believes such waiver is in the best interests of the Fund, including with respect to certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns or where the financial intermediary's processing systems are unable to properly apply the redemption fee. These categories currently include, but are not limited to, the following:
(i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders;
(ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic withdrawals; and (v) retirement loans and withdrawals.

PAYMENT OF REDEMPTION PROCEEDS

Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account once you have established banking instructions with the Funds. The Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form, meaning that it is complete and contains all necessary information and has all supporting documentation (such as proper signature guarantees, IRA rollover forms, etc.).

The Funds may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the Funds may require a shareholder to furnish additional legal documents to insure proper authorization.

If you redeem shares that were purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date.

TELEPHONE TRANSACTIONS

The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Therefore, the Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.

RIGHTS RESERVED BY THE FUNDS

PURCHASES

At any time and without notice, the Funds may:

o    Stop offering shares;

o    Reject any purchase order; or

o Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can adversely impact performance by disrupting management and by increasing expenses. ) The Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading patterns, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction. For more information about the Funds' policies on excessive trading, see "Excessive Trading Policies and Procedures."

REDEMPTIONS

At any time and without notice, the Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The Funds may suspend your right to redeem if:

o    Trading on the NYSE is restricted or halted; or

o The U.S. Securities and Exchange Commission allows the Funds to delay redemptions.

EXCHANGES

The Funds may:

o Modify or cancel the exchange program at any time on 60 days' written notice to shareholders;

o    Reject any request for an exchange; or

o Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

ACCOUNT POLICIES
--------------------------------------------------------------------------------

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of each Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring each Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Cambiar International Equity Fund and the Cambiar Aggressive Value Fund invest in foreign securities traded primarily on markets that close prior to the time the Funds determine their NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund's shares if the price of the Fund's foreign securities do not reflect their fair value. Although the Funds have procedures designed to determine the fair value of foreign securities for purposes of calculating their NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information on how the Funds use fair value pricing, see "Calculating Your Share Price."

Because the Funds may invest in mid and small capitalization securities which often trade in lower volumes and may be less liquid, the Funds may be more susceptible to the risks posed by frequent trading because frequent transactions in the Funds' shares may have a greater impact on the market prices of these types of securities. In addition, because frequent trading may cause a Fund to attempt to maintain higher cash positions, changes to a Fund's holdings in response to frequent trading may impact the market prices of such relatively thinly traded securities held by a Fund.

The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include:

o Shareholders are restricted from making more than 3 "round trips" into or out of each Fund per year. If, to the knowledge of the Funds, a shareholder exceeds this amount, the Funds and/or their service providers may, at their discretion, reject any additional purchase or exchange orders. The Funds define a "round trip" as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

o Each Fund assesses a redemption fee of 2.00% on redemptions by shareholders of Fund shares held for less than 90 days (subject to certain exceptions as discussed in "Redemption Fee").

o Each Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

Each Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in a Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds have entered into "information sharing agreements" with these financial intermediaries, which permit the Funds to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Funds.

If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in the Funds' shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.

The Funds reserve the right to close or liquidate your account at the NAV next -determined and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

SMALL ACCOUNTS

The Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. (See "Buying Shares-Minimum Investments" for minimum initial investment amounts.) This provision does not apply:

o    To retirement accounts and certain other accounts; or

o When the value of your account falls because of market fluctuations and not your redemptions.

The Funds will provide you at least 30 days' written notice to allow you sufficient time to add to your account and avoid the sale of your shares.

DISTRIBUTIONS

Normally, each Fund distributes its net investment income and its net capital gains, if any, at least once a year. The Funds will automatically reinvest dividends and distributions in additional shares of a Fund, unless you elect on your account application to receive them in cash.

FEDERAL TAXES

The following is a summary of the federal income tax consequences of investing in the Funds. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effect of your investment in the Funds.

TAXES ON DISTRIBUTIONS

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions that are designated by the Funds as qualified dividend income are generally taxable at the rates applicable to long-term capital gains. Absent further legislation, the reduced tax rates applicable to qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2012. Once a year, each Fund will send you a statement showing the types and total amount of distributions you received during the previous year.

Recent legislation effective beginning in 2013 provides that U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a new 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Funds).

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 1-866-777-8227 to find out when the Funds expect to make a distribution to shareholders.

TAXES ON THE SALE OR EXCHANGE OF FUND SHARES

Each sale or exchange of shares of the Funds may be a taxable event. For tax purposes, an exchange of shares of one Cambiar Fund for another is the same as a sale.

A sale of Fund shares may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.

The Funds (or their administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, a Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, a Fund will use the average basis method as the default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.

INVESTMENTS IN FOREIGN SECURITIES

To the extent that the Funds invest in foreign securities, they may be subject to foreign withholding taxes with respect to dividends or interest the Funds received from sources in foreign countries. If more than 50% of the total assets of a Fund consist of foreign securities, that Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

ADDITIONAL INFORMATION ABOUT TAXES

More information about taxes is in the SAI.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

The investment objective of the Cambiar International Equity Fund is to seek total return and capital preservation. The investment objective of the Cambiar Aggressive Value Fund is to seek long-term capital appreciation. The investment objective of each Fund may be changed without shareholder approval. In addition to its investment objective, the Cambiar International Equity Fund has a goal to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential.

OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------
Each Fund may employ non-principal investment practices that this prospectus does not describe, such as when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. In addition, each Fund may use the investment strategies described below. For more information concerning any of the Funds' investment practices and risks, please read the SAI.

DERIVATIVES

The Funds may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps, in an effort to increase returns, to hedge against the risk of unfavorable price movements in the underlying instruments, to provide economic exposure to a security or issuer, to manage cash flows or currency exposure, to address tax considerations, or as an alternative to selling a security short. Forward foreign currency exchange contracts, futures, options and swaps are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the Funds' gains or losses. There are various factors that affect each Fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Funds buy or sell. The Funds could be negatively affected if the change in market value of their securities fails to correlate perfectly with the values of the derivatives they purchased or sold.

SHORT-TERM INVESTING

The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, political or other circumstances, each Fund may invest up to

100% of its assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the Funds' principal investment strategies, and may prevent the Funds from achieving their investment objectives. The Funds will use a temporary strategy if the Adviser believes that pursuing the Funds' investment objectives will subject them to a significant risk of loss. The Cambiar International Equity Fund has a policy requiring it to invest, under normal circumstances, at least 80% of its net assets in particular types of securities as described in the Fund's principal investment strategies. In addition to the temporary measures described above, the Fund may also temporarily deviate from its 80% policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions.

When the Adviser pursues a temporary defensive strategy, the Funds may not profit from favorable developments that they would have otherwise profited from if they were pursuing their normal strategies.

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Funds generally post a detailed list of their securities (portfolio holdings) as of the most recent calendar month end, 30 days after the end of the calendar month. In addition, the Funds generally post their ten largest portfolio holdings, and the percentage that each of these holdings represents of each Fund's total assets, as of the most recent calendar month end, 10 calendar days after the end of the calendar month. These postings can be found on the internet at http://aicfundholdings.com/cambiar and generally remain until replaced by new postings as described above. The Adviser may exclude any portion of the Funds' portfolio holdings from publication when deemed in the best interest of the Funds. Please consult the Funds' SAI for a description of the policies and procedures that govern disclosure of the Funds' portfolio holdings.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Cambiar Investors LLC, a Delaware limited liability corporation located at 2401 East Second Avenue, Suite 500, Denver, Colorado 80206, serves as the investment adviser to each of the Funds. Cambiar manages and supervises the investment of each Fund's assets on a discretionary basis, subject to oversight by the Board. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of the average daily net assets of each Fund, as set forth in the table below. As of June 30, 2012, the Adviser had approximately $6.6 billion in assets under management. Cambiar has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1973.

The Adviser has contractually agreed to reduce its fees and reimburse expenses of the Institutional Class Shares of each Fund in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding the amounts listed in the table below, as a percentage of average daily net assets until September 1, 2013. To maintain these expense limits, the Adviser may reduce a portion of its management fee and/or reimburse certain expenses of the Funds. In addition, if at any point total annual Fund operating expenses (not including excluded expenses) are below the expense caps, the Adviser may retain the difference between each Fund's total annual Fund operating expenses (not including excluded expenses) and the amounts listed below to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three year period during which the Agreement was in place. The table also lists the amount each Fund paid the Adviser during the most recent fiscal year, as a percentage of its average net assets.


                                               CAMBIAR           CAMBIAR
                                            INTERNATIONAL      AGGRESSIVE
                                                EQUITY            VALUE
                                                 FUND             FUND
--------------------------------------------------------------------------------
Management Fees                                 0.90%            1.00%
--------------------------------------------------------------------------------
Expense Limits -- Institutional Class           0.95%            1.10%
--------------------------------------------------------------------------------
Advisory Fee Paid During the Most
Recent Fiscal Year (after waivers)              0.74%            0.96%
--------------------------------------------------------------------------------


A discussion regarding the basis for the Board's approval of the Funds' investment advisory agreements can be found in the Funds' October 31, 2011 Semi-Annual Report to Shareholders, which covers the period from May 1, 2011 to October 31, 2011.

PORTFOLIO MANAGERS

The Cambiar International Equity Fund is managed by a team of investment professionals that are jointly and primarily responsible for the day-to-day management of these Funds. Brian M. Barish serves as the sole portfolio manager of the Cambiar Aggressive Value Fund. The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

Brian M. Barish, CFA, President, Director of Research, joined the Adviser in 1997 and has over 22 years of investment experience. He serves as the sole portfolio manager of the Cambiar Aggressive Value Fund and also serves as the Co-Manager of the Cambiar International Equity Fund. He focuses on the technology, media, aerospace and defense sectors. Prior to joining the Adviser, Mr. Barish served as Director of Emerging Markets Research for Lazard Freres
& Co., a New York based investment bank. He has also served as a securities analyst with Bear, Stearns & Co. and Arnhold S. Bleichroeder, a New York based research firm. Mr. Barish received a BA in Economics and Philosophy from the University of California, Berkeley, and holds the Chartered Financial Analyst designation.




Ania A. Aldrich, CFA, Principal, joined the Adviser in 1999 and has over 22 years of investment experience. She co-manages the Cambiar International Equity Fund, with a focus on the financial services and consumer products sectors. Prior to joining the Adviser, Ms. Aldrich was a global equity analyst at Bankers Trust, a New York based investment company, covering the financial services and transportation sectors. She began her career as a senior investor relations professional at BET PLC, a New York based communications firm.
Ms. Aldrich holds an MBA in Finance from Fordham University and a BA in Computer Science from Hunter College. She also holds the Chartered Financial Analyst designation.




Jennifer M. Dunne, CFA, Vice President, joined the Adviser in 2005 and has over 17 years of investment experience. She co-manages the Cambiar International Equity Fund with a focus on the energy, industrials, utilities and basic materials sectors. Prior to joining the Adviser, Ms. Dunne was a senior equity analyst at Founders Asset Management LLC, a Colorado based asset management firm. Ms. Dunne holds a graduate diploma from the London School of Economics as well as a Masters of Economics from the University of British Columbia and a BA from the University of Colorado, Boulder. She also holds the Chartered Financial Analyst designation.

Andrew P. Baumbusch, Principal, joined the Adviser in 2004 and has over 13 years of investment experience. He co-manages the Cambiar International Equity Fund, with a focus on the industrials, media and telecom sectors. Prior to joining the Adviser, Mr. Baumbusch served as an investment analyst at Franklin Templeton, Atrium Capital and Alex Brown & Sons. Mr. Baumbusch holds an MBA from the Stanford Graduate School of Business and a BA in Economics from Princeton University.


Todd L. Edwards, PhD, joined the Adviser in 2007 and has over 16 years of investment experience. He co-manages the Cambiar International Equity Fund with a focus on non-U.S. company coverage in the financial services and consumer staple sectors. In addition, Mr. Edwards is responsible for the Adviser's macroeconomic and policy research efforts. Prior to joining the Adviser, he was a Director in the Global Emerging Markets Group at Citigroup. Before that, he served as Director of Research and Equity Strategist at BBVA Securities. Mr. Edwards began his investment career as a research analyst at Salomon Brothers. An accomplished author, he has written books on Brazil and Argentina. Mr. Edwards received a Ph.D. and MA from Tulane University and a BA from Colorado College.

Alvaro Shiraishi, International Investment Analyst, joined the Adviser in 2007 and has over 18 years of investment experience. Mr. Shiraishi co-manages the Cambiar International Equity Fund. He is responsible for non-U.S. company coverage in the basic materials and consumer discretionary sectors. Prior to joining the Adviser, he worked at Aon Corporation in Chicago, where he conducted risk management research for the industrials and construction industries. Mr. Shiraishi began his investment career as an equity analyst for UBS. Mr. Shiraishi received a BA in Economics from Universidad Panamericana in Mexico City.


MORE INFORMATION ABOUT THE CAMBIAR INTERNATIONAL EQUITY FUND'S HISTORY AND PERFORMANCE
--------------------------------------------------------------------------------
Effective September 9, 2002, the Cambiar International Equity Fund became the successor to the Cambiar International Equity Trust (the "Predecessor International Fund"), an unregistered, similarly managed fund. The Predecessor International Fund was managed by the same Adviser that currently manages the International Equity Fund and had identical investment objectives and strategies as the International Equity Fund. The performance shown in the bar chart and performance table on page 7 of this prospectus represents the performance of the Predecessor International Fund for periods prior to September 9, 2002, adjusted to reflect expenses for the International Equity Fund. The Predecessor International Fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as the International Equity Fund. If it had been, the Predecessor International Fund's performance may have been lower.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------
The Funds may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Funds generally pay financial intermediaries a fee that is based on the assets of each Fund that are attributable to investments by customers of the financial intermediary. These shareholder services for which financial intermediaries are compensated, which do not include distribution related services, may include record-keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Funds. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Funds or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------
From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds.

A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing a Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Funds' SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/ or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of a Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Funds, as well as information about any fees and/or commissions it charges.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


As of the date of this prospectus, Institutional Class Shares of the Funds had not commenced operations. The tables that follow present performance information about the Investor Class Shares of the Funds. The financial highlights table is intended to help you understand the financial performance of each Fund for the past five fiscal years or the period of the Fund's operations. Certain information contained in the tables reflects the financial results for a single Investor Class Share of each Fund. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds assuming all dividends and distributions were reinvested. Performance and expense ratios of Institutional Class Shares would differ as a result of class specific expenses. The financial highlights below have not been adjusted to reflect this. The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Funds. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2012 Annual Report of the Funds, which is available upon request by calling the Funds at 1-866-777-8227.


                                                                     YEARS ENDED APRIL 30,
INTERNATIONAL EQUITY FUND                          2012          2011         2010         2009          2008
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                $21.63        $17.32       $12.11       $25.85        $26.27
                                                 -------       -------      -------      -------       -------
Income (Loss) from Operations:
  Net Investment Income(1)                          0.33          0.20         0.22         0.16          0.15
  Net Realized and Unrealized Gain (Loss)          (2.24)         4.32         4.99       (12.44)         1.73
                                                 -------       -------      -------      -------       -------
    Total From Operations                          (1.91)         4.52         5.21       (12.28)         1.88
                                                 -------       -------      -------      -------       -------
Dividends and Distributions:
  Net Investment Income                            (0.18)        (0.21)          --        (0.14)        (0.20)
  Net Realized Gain                                   --            --           --        (1.31)        (2.10)
  Return of Capital                                   --            --           --        (0.01)           --
                                                 -------       -------      -------      -------       -------
    Total Dividends and Distributions              (0.18)        (0.21)          --        (1.46)        (2.30)
                                                 -------       -------      -------      -------       -------
Redemption Fees                                     0.00(2)       0.00(2)      0.00(2)      0.00(2)       0.00(2)
                                                 -------       -------      -------      -------       -------
Net Asset Value, End of Year                      $19.54        $21.63       $17.32       $12.11        $25.85
                                                 =======       =======      =======      =======       =======
Total Return(3)                                    (8.72)%(4)    26.27%(4)    43.02%(4)   (47.44)%(4)     6.85%
                                                 =======       =======      =======      =======       =======
Ratios and Supplemental Data
  Net Assets, End of Year (Thousands)            $35,285       $38,356      $25,517      $18,710       $43,609
  Ratio of Expenses to Average Net Assets           1.30%         1.30%        1.30%        1.38%(5)      1.50%
  Ratio of Expenses to Average Net Assets
    (Excluding Waivers and Fees Paid Indirectly)    1.61%         1.68%        1.75%        1.65%         1.52%
  Ratio of Net Investment Income to Average
    Net Assets                                      1.73%         1.11%        1.39%        1.00%         0.56%
  Portfolio Turnover Rate                             62%           69%          86%         161%          114%

(1)  Per share data calculated using the average shares method.
(2)  Amount represents less than $0.01 per share.
(3) Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(4) Total return would have been lower had the Adviser not waived a portion of its fee.
(5) The expense ratio includes fees paid indirectly. Had these fees been excluded the ratio would have been 1.39%.
     Amounts designated as "--" are $0 or have been rounded to $0.





                                                                                                      AUGUST 31,
                                                                                                        2007(1)
                                                            YEARS ENDED APRIL 30,                    TO APRIL 30,
AGGRESSIVE VALUE FUND                           2012          2011          2010        2009             2008
-----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD           $16.25        $10.93        $6.24       $10.77           $10.00
                                             --------      --------      -------      -------          -------
Income (Loss) from Operations:
  Net Investment Income (Loss)(2)               (0.03)        (0.12)       (0.01)        0.02            (0.03)
  Net Realized and Unrealized Gain (Loss)       (4.73)         5.89         4.70        (4.42)            0.81
                                             --------      --------      -------      -------          -------
    Total From Operations                       (4.76)         5.77         4.69        (4.40)            0.78
                                             --------      --------      -------      -------          -------
Dividends and Distributions:
  Net Investment Income                            --         (0.03)          --           --            (0.01)
  Net Realized Gain                             (0.55)        (0.46)          --        (0.14)              --
  Return of Capital                              0.00(3)         --           --         0.00(3)            --
                                             --------      --------      -------      -------          -------
    Total Dividends and Distributions           (0.55)        (0.49)          --        (0.14)           (0.01)
                                             --------      --------      -------      -------          -------
Redemption Fees                                    --          0.04         0.00(3)      0.01             0.00(3)
                                             --------      --------      -------      -------          -------
Net Asset Value, End of Period                 $10.94        $16.25       $10.93        $6.24           $10.77
                                             ========      ========      =======      =======          =======
Total Return(4)                                (29.09)%       54.32%       75.16%      (40.52)%           7.83%
                                             ========      ========      =======      =======          =======
Ratios and Supplemental Data
  Net Assets, End of Period (Thousands)      $227,573      $390,335      $29,716      $16,620          $21,921
  Ratio of Expenses to Average Net Assets        1.35%         1.36%        1.50%        1.50%            1.50%(6)
  Ratio of Expenses to Average
    Net Assets (Excluding Waivers,
    Expense Reimbursements and Fees
    Paid Indirectly)                             1.40%         1.45%        1.71%        1.70%            2.23%(6)
  Ratio of Net Investment Income
    (Loss) to Average Net Assets                (0.27)%       (0.89)%      (0.14)%       0.25%          (0.46)%(6)
  Portfolio Turnover Rate                         196%          128%         205%         296%             184%(5)

(1)  Commencement of Operations.
(2)  Per share data calculated using average shares method.
(3)  Amount represents less than $0.01 per share.
(4) Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(5) Portfolio turnover is for the period indicated and has not been annualized.
(6)  Annualized.
Amounts designated as "--" are $0 or have been rounded to $0.

                      [This Page Intentionally Left Blank]

                               THE CAMBIAR FUNDS

Investors who want more information about the Funds should read the Funds' Annual/Semi-Annual Reports and the SAI. The Annual/Semi-
Annual Reports of the Funds provide additional information about their investments. In the Annual Report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during the last fiscal year. The SAI contains additional detailed information about the Funds and is incorporated by reference into (is legally a part of) this prospectus.

Investors can receive free copies of the SAI, shareholder reports, the Funds' privacy policy and other information about the Funds and can make shareholder inquiries on the Funds' website at www.cambiar.com or by writing to or calling:

--------------------------------------------------------------------------------

                               THE CAMBIAR FUNDS
                                P.O. BOX 219009
                             KANSAS CITY, MO 64121
                           (TOLL FREE) 1-866-777-8227

--------------------------------------------------------------------------------

You can review and copy information about the Funds (including the SAI) at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the U.S. Securities and Exchange Commission at 202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the U.S. Securities and Exchange Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the U.S. Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

The Trust's Investment Company Act of 1940 file number is 811-06400.







                                                                  [LOGO OMITTED]
                                                               CAMBIAR INVESTORS

                             CAMBIAR SMALL CAP FUND
                              TICKER SYMBOL: CAMZX

                            CAMBIAR OPPORTUNITY FUND
                              TICKER SYMBOL: CAMWX

                     Institutional Class Shares Prospectus
                               September 1, 2012
                        The Advisors' Inner Circle Fund





                                                                  [LOGO OMITTED]






                                                         manager for all seasons









  The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

CAMBIAR SMALL CAP FUND ....................................................    1

     FUND INVESTMENT OBJECTIVE ............................................    1
     FUND FEES AND EXPENSES ...............................................    1
     PRINCIPAL INVESTMENT STRATEGIES ......................................    2
     PRINCIPAL RISKS OF INVESTING IN THE FUND .............................    3
     PERFORMANCE INFORMATION ..............................................    4
     INVESTMENT ADVISER ...................................................    6
     PORTFOLIO MANAGERS ...................................................    6

CAMBIAR OPPORTUNITY FUND ..................................................    7
     FUND INVESTMENT OBJECTIVE ............................................    7
     FUND FEES AND EXPENSES ...............................................    7
     PRINCIPAL INVESTMENT STRATEGIES ......................................    8
     PRINCIPAL RISKS OF INVESTING IN THE FUND .............................    9
     PERFORMANCE INFORMATION ..............................................   11
     INVESTMENT ADVISER ...................................................   12
     PORTFOLIO MANAGERS ...................................................   12

SUMMARY INFORMATION ABOUT THE PURCHASE AND
SALE OF FUND SHARES, TAXES AND FINANCIAL
INTERMEDIARY COMPENSATION .................................................   13

INVESTING WITH THE CAMBIAR FUNDS ..........................................   14

     BUYING FUND SHARES ...................................................   14
     REDEEMING FUND SHARES ................................................   16
     EXCHANGING FUND SHARES ...............................................   17
     TRANSACTION POLICIES .................................................   18
     ACCOUNT POLICIES .....................................................   23

ADDITIONAL INFORMATION ABOUT THE FUNDS ....................................   29

     OTHER INVESTMENT PRACTICES AND STRATEGIES ............................   29
     INVESTMENT MANAGEMENT ................................................   30
     MORE INFORMATION ABOUT THE FUNDS' HISTORY AND PERFORMANCE ............   33
     SHAREHOLDER SERVICING ARRANGEMENTS ...................................   33
     PAYMENTS TO FINANCIAL INTERMEDIARIES .................................   34

FINANCIAL HIGHLIGHTS ......................................................   35

--------------------------------------------------------------------------------
CAMBIAR SMALL CAP FUND
--------------------------------------------------------------------------------

FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
The Cambiar Small Cap Fund (the "Fund") seeks long-term capital appreciation.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Redemption Fee (as a percentage of amount redeemed, if shares
  redeemed have been held for less than 90 days)                       2.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fees                                                        1.05%
Other Expenses                                                         0.12%
Acquired Fund Fees and Expenses                                        0.02%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(1)                                1.19%
Less Fee Reductions and/or Expense Reimbursements                     (0.12)%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee Reductions
  and/or Expense Reimbursements(1,) 2                                  1.07%

(1) The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

(2) Cambiar Investors LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.05% of the Fund's Institutional Class Shares' average daily net assets until September 1, 2013. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may retain the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and 1.05% to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2013.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

              1 Year      3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
               $109        $366         $643         $1,433

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 70% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of small cap companies. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund considers small-cap companies to be those with market capitalizations not greater than either that of the largest company in the Russell 2000 Index ($3.2 billion as of July 31, 2011) or $3.5 billion, whichever is greater at the time of purchase.

Cambiar Investors LLC's ("Cambiar" or the "Adviser") investment professionals work as a team to develop investment ideas by analyzing company and industry statements, monitoring Wall Street and other research sources and interviewing company management. The Adviser also evaluates economic conditions and fiscal and monetary policies. The Adviser's approach focuses first on individual stocks and then on industries or sectors. The Adviser does not attempt to time the market. The Adviser tries to select quality companies:

o    Possessing above-average financial characteristics;

o    Having seasoned management;

o    Enjoying product or market advantages;

o Whose stock is selling at a low relative historical valuation based on ratios such as price-to-earnings, price-to-book, price-to-sales and price-to-cash flow;

o Experiencing positive developments not yet recognized by the markets, such as positive changes in management, improved margins, corporate restructuring or new products; and/or

o    Possessing significant appreciation potential within 12 to 18 months.

The Adviser may sell a stock because:

o    It realizes positive developments and achieves its target price;

o    It experiences exaggerated price moves relative to actual developments;

o    It becomes overweighted in the portfolio; or

o    It experiences a change in or deteriorating fundamentals.

Due to its investment strategy, the Fund may buy and sell securities frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The small-capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information provided includes the returns of Investor Class Shares for periods prior to October 31, 2008. Investor Class Shares of the Fund are offered in a separate prospectus. Institutional Class Shares would have substantially similar performance as Investor Class Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of Investor Class Shares are higher than the expenses of the Institutional Class Shares and, therefore, returns for the Investor Class Shares would be lower than those of the Institutional Class Shares.

Updated performance information is available by calling 1-866-777-8227.

CALENDAR YEAR RETURNS



                              [BAR GRAPH OMITTED]



      19.98%    21.15%    (3.88)%   (36.19)%   (45.40%)   35.93%   (1.16)%
       2005      2006      2007       2008       2009      2010     2011

During the periods shown in the chart, the highest return for a quarter was 23.35% (quarter ended 06/30/2009) and the lowest return for a quarter was (27.30)% (quarter ended 12/31/2008). The Fund's Institutional Class Shares total return from 1/1/2012 to 6/30/2012 was 2.61%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2011

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                        SINCE
                                                                      INCEPTION
INSTITUTIONAL CLASS SHARES                      1 YEAR     5 YEARS    (08/31/04)
--------------------------------------------------------------------------------
Fund Returns Before Taxes                       (1.16)%     3.68%        9.78%
--------------------------------------------------------------------------------
Fund Returns After Taxes on Distributions       (2.05)%     3.16%        9.01%
--------------------------------------------------------------------------------
Fund Returns After Taxes on Distributions and
  Sale of Fund Shares                           (0.54)%     2.86%        8.13%
--------------------------------------------------------------------------------
Russell 2000(R) Index (reflects no deduction
  for fees, expenses, or taxes)                 (4.18)%     0.15%        5.58%
--------------------------------------------------------------------------------

INVESTMENT ADVISER
--------------------------------------------------------------------------------
Cambiar Investors LLC

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
Brian M. Barish, CFA, President, Director of Research, joined the Adviser in 1997 and has served on the portfolio team for the Fund since its inception.

Maria L. Mendelsberg, CFA, Principal, joined the Adviser in 1997 and has served on the portfolio team for the Fund since its inception.

Ania A. Aldrich, CFA, Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since its inception.

Timothy A. Beranek, Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since its inception.

Andrew P. Baumbusch, Principal, joined the Adviser in 2004 and has served on the portfolio team for the Fund since its inception.


Jeffrey H. Susman, Senior Investment Analyst, joined the Adviser in 2005 and has served on the portfolio team for the Fund since 2005.


FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT PURCHASING AND SELLING FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 13 OF THE PROSPECTUS.

--------------------------------------------------------------------------------
CAMBIAR OPPORTUNITY FUND
--------------------------------------------------------------------------------

FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
The Cambiar Opportunity Fund (the "Fund") seeks total return and capital preservation.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


Management Fees                                                   0.90%
Other Expenses                                                    0.11%
Acquired Fund Fees and Expenses                                   0.01%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(1)                           1.02%
Less Fee Reductions and/or Expense Reimbursements                (0.06)%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee Reductions
  and/or Expense Reimbursements(1,2)                              0.96%


(1) The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

(2) Cambiar Investors LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 0.95% of the Fund's Institutional Class Shares' average daily net assets until September 1, 2013. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may retain the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and 0.95% to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place (but after September 1, 2011). This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2013.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

              1 Year      3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
               $98         $319         $557         $1,242


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 62% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The goal of the Fund is to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. Normally, the Fund invests at least 65% of its net assets in common stocks of companies with market capitalizations over $1 billion at the time of purchase. In addition, the Fund may invest in derivatives, including options and total return swaps, in an effort to increase returns, to hedge against the risk of unfavorable price movements in the underlying instruments, to provide economic exposure to a security or issuer, to manage cash flows or currency exposure, or to address tax considerations.

Cambiar Investors LLC's ("Cambiar" or the "Adviser") investment professionals work as a team to develop investment ideas by analyzing company and industry statements, monitoring Wall Street and other research sources, and interviewing company management. The Adviser also evaluates economic conditions and fiscal and monetary policies. The Adviser's approach focuses first on individual stocks and then on industries or sectors. The Adviser does not attempt to time the market. The Adviser tries to select quality companies:

o    Possessing above-average financial characteristics;

o    Having seasoned management;

o    Enjoying product or market advantages;

o Whose stock is selling at a low relative historical valuation based on ratios such as price-to-earnings, price-to-book, price-to-sales and price-to-cash flow;

o Experiencing positive developments not yet recognized by the markets, such as positive changes in management, improved margins, corporate restructuring or new products; and/or

o    Possessing significant appreciation potential within 12 to 18 months.

The Adviser may sell a stock because:

o    It realizes positive developments and achieves its target price;

o    It experiences exaggerated price moves relative to actual developments;

o    It becomes overweighted in the portfolio; or

o    It experiences a change in or deteriorating fundamentals.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------
As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

The Fund may invest in derivatives. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. There can be no assurance that the Adviser's use of derivatives will be successful in achieving their intended goals.

Additionally, derivative instruments, particularly market access products, are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. When determining whether a counterparty is creditworthy, the Adviser considers factors such as credit rating agency analysis, broker-dealer credit spreads and financial statements among others. The Adviser regularly monitors the creditworthiness of each counterparty that the Fund enters into a transaction with and maintains an approved list of counterparties.

The Fund may purchase or sell options, which involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). Over-the-counter options also involve counterparty risk.

The Fund may enter into total return swaps, which are contracts whereby one party agrees to make payments of the total return from a reference instrument during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. A reference instrument may be a single asset, a pool of assets or an index of assets. The primary risks associated with total return swaps are counterparty risk, which means the counterparty fails to meet its obligations, and market risk, meaning that the Fund is subject to the risk that it could lose its entire investment.

The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information provided includes the returns of Investor Class Shares for periods before November 3, 2005. Investor Class Shares of the Fund are offered in a separate prospectus. Institutional Class Shares would have substantially similar performance as Investor Class Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that expenses of Institutional Class Shares are lower. Updated performance information is available on the Fund's website at www.cambiar.com or by calling 1-866-777-8227.

CALENDAR YEAR RETURNS


                              [BAR GRAPH OMITTED]



   (16.22)%   35.23%   15.05%    7.07%   16.96%  (1.66)%   (40.46)%   42.14%   19.22%   (8.48)%
     2002     2003      2004     2005     2006     2007      2008      2009     2010      2011

During the periods shown in the chart, the highest return for a quarter was 22.84% (quarter ended 06/30/2003) and the lowest return for a quarter was (24.02)% (quarter ended 12/31/2008). The Fund's Institutional Class Shares total return from 1/1/2012 to 6/30/2012 was 1.08% .

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2011

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                  SINCE
                                                                                INCEPTION
INSTITUTIONAL CLASS SHARES                     1 YEAR    5 YEARS    10 YEARS    (06/30/98)
------------------------------------------------------------------------------------------
Fund Returns Before Taxes                      (8.48)%   (1.91)%     4.01%        7.14%
------------------------------------------------------------------------------------------
Fund Returns After Taxes on Distributions      (8.74)%   (2.24)%     3.75%        6.15%
------------------------------------------------------------------------------------------
Fund Returns After Taxes on Distributions
  and Sale of Fund Shares                      (5.51)%   (1.66)%     3.43%        5.74%
------------------------------------------------------------------------------------------
S&P 500 (R) Index (reflects no deduction
  for fees, expenses, or taxes)                 2.11%    (0.25)%     2.92%        2.59%
------------------------------------------------------------------------------------------

INVESTMENT ADVISER
--------------------------------------------------------------------------------
Cambiar Investors LLC

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
Brian M. Barish, CFA, President, Director of Research, joined the Adviser in 1997 and has served as Lead Manager of the portfolio team for the Fund since its inception.

Maria L. Mendelsberg, CFA, Principal, joined the Adviser in 1997 and has served on the portfolio team for the Fund since its inception.

Ania A. Aldrich, CFA, Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since 1999.

Timothy A. Beranek, Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since 1999.

Andrew P. Baumbusch, Principal, joined the Adviser in 2004 and has served on the portfolio team for the Fund since 2004.


Jeffrey H. Susman, Senior Investment Analyst, joined the Adviser in 2005 and has served on the portfolio team for the Fund since 2005.


FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT PURCHASING AND SELLING FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 13 OF THE PROSPECTUS.

--------------------------------------------------------------------------------
SUMMARY INFORMATION ABOUT THE PURCHASE
AND SALE OF FUND SHARES, TAXES AND
FINANCIAL INTERMEDIARY COMPENSATION
--------------------------------------------------------------------------------

PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------
To purchase shares of a Fund for the first time, you must invest at least $5,000,000. Each Fund reserves the right to transfer shares purchased below the minimum investment, on a tax-free basis, from Institutional Class Shares to Investor Class Shares of the Fund.

If you own your shares directly, you may sell your shares on any day the New York Stock Exchange ("NYSE") is open for business by contacting the Funds directly by mail or telephone at 1-866-777-8227.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to sell your shares.

TAX INFORMATION
--------------------------------------------------------------------------------
Each Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) or individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------
If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

--------------------------------------------------------------------------------
INVESTING WITH THE CAMBIAR FUNDS
--------------------------------------------------------------------------------

BUYING FUND SHARES
--------------------------------------------------------------------------------
To purchase Institutional Class Shares directly from the Funds through their transfer agent, complete and send in the account application. If you need an account application or have questions, please call 1-866-777-8227.

All investments must be made by check or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

BY MAIL

You can open an account with the Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the "Invest by Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number and the name of the Fund.

REGULAR MAIL ADDRESS
The Cambiar Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS
DST Systems, Inc.
c/o The Cambiar Funds
430 West 7th Street
Kansas City, MO 64105

BY WIRE

To open an account by wire, call 1-866-777-8227 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).

WIRING INSTRUCTIONS
UMB Bank, N.A.
ABA # 101000695
The Cambiar Funds
DDA Acct. # 9871063178
Ref: Fund name/account number/account name

BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Funds. To cancel or change a plan, write to the Funds at:
The Cambiar Funds, P.O. Box 219009, Kansas City, MO 64121 (Express Mail Address:
430 West 7th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

PURCHASES IN-KIND

Subject to the approval of the Funds, an investor may purchase shares of a Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

MINIMUM INVESTMENTS

The minimum investment in Institutional Class Shares of each Fund is $5,000,000. Each Fund reserves the right to waive the minimum initial investment amounts in its sole discretion. If a Fund elects to do so, the Fund also reserves the right to transfer shares purchased below the minimum investment, on a tax-free basis, from Institutional Class Shares to Investor Class Shares of the Fund.

FUND CODES

Each Fund's reference information, which is listed below, will be helpful to you when you contact the Funds to purchase or exchange Institutional Class Shares, check a Fund's daily net asset value per share ("NAV") or obtain additional information.

                                     TRADING                       FUND
FUND NAME                             SYMBOL        CUSIP          CODE
--------------------------------------------------------------------------------
Cambiar Small Cap Fund                CAMZX       0075W0593        1364
Cambiar Opportunity Fund              CAMWX       0075W0825        1362

REDEEMING FUND SHARES
--------------------------------------------------------------------------------

BY MAIL

You may contact the Funds directly by mail at: The Cambiar Funds, P.O. Box 219009, Kansas City, MO 64121 (Express Mail Address: DST
Systems, Inc. c/o The Cambiar Funds, 430 West 7th Street, Kansas City, MO 64105). Send a letter to the Funds signed by all registered parties on the account specifying:

o    The Fund name;

o    The account number;

o    The dollar amount or number of shares you wish to redeem;

o    The account name(s); and

o    The address to which redemption (sale) proceeds should be sent.

All registered share owner(s) must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that we must be provided with the original guarantee. Signature guarantees are for the protection of our shareholders. Before it grants a redemption request, a Fund may require a shareholder to furnish additional legal documents to insure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership may require additional documentation along with a signature guaranteed letter of instruction. Please contact Shareholder Services at 1-866-777-8227 for more information. The Funds participate in the Paperless Legal Program (the "Program"). Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation.

BY TELEPHONE

You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application.

Call 1-866-777-8227 to redeem your shares. Based on your instructions, the Funds will mail your proceeds to you or send them to your bank by either Fed wire or ACH.

EXCHANGING FUND SHARES
--------------------------------------------------------------------------------
At no charge, you may exchange Institutional Class Shares of one Cambiar Fund for Institutional Class Shares of another Cambiar Fund by writing to or calling the Funds, subject to any applicable minimum investment requirements. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined at the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Excessive Trading
Policies and Procedures."

For information regarding the federal income tax consequences of transactions in shares of a Fund, including information about cost basis reporting, see "Federal Taxes."

TRANSACTION POLICIES
--------------------------------------------------------------------------------

CALCULATING YOUR SHARE PRICE

You may buy, sell or exchange shares of a Fund on each day the NYSE is open for business (a "Business Day") at a price equal to its net asset value ("NAV") next computed after the Fund receives your order in good form. The Funds calculate NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Funds or an authorized institution must receive your order in good form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following Business Day. If the NYSE closes early - such as on days in advance of certain generally observed holidays - the Funds will calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Funds may change on days when you are unable to purchase or redeem shares.

Each Fund calculates its NAV by adding the total value of its assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. In calculating NAV, the Funds generally value their investment portfolios at market price. If market prices are not readily available or the Funds reasonably believe that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, but before the time as of which a Fund calculates NAV, the Funds are required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees (the "Board"). Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Funds' Fair Value Pricing Committee, members of which are appointed by the Board. The Funds' determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Funds assign to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

When valuing fixed income securities with remaining maturities of more than 60 days, the Funds use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security if a quotation is readily available, or may be based upon the values of securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Funds use the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

There may be limited circumstances in which a Fund would price securities at fair value -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV. Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of the Funds through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Funds), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Funds prior to the time the Funds calculate their NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Funds after the time NAV is calculated for a particular day will receive the following day's NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption requests for Fund shares ("authorized institutions"). These requests are executed at the NAV next determined after the authorized institution receives the request. To determine whether your financial intermediary is an authorized institution such that it may act as agent on behalf of the Funds with respect to purchase and redemption requests for Fund shares, you should contact them directly.

If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with the Funds. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your authorized institution directly.

IN-KIND TRANSACTIONS

Under certain conditions and at the Funds' discretion, you may pay for shares of the Funds with securities instead of cash. In addition, the Funds may pay part of your redemption proceeds (in excess of $250,000) with securities instead of cash. It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

REDEMPTION FEE

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of short-term trading, the Cambiar Small Cap Fund charges a 2.00% redemption fee on redemptions of shares that have been held for less than 90 days. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Cambiar Small Cap Fund from which the redemption was made. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of the Cambiar Small Cap Fund have been held, the Cambiar Small Cap Fund assumes that shares held by the investor the longest period of time will be sold first.

The redemption fee is applicable to Fund shares purchased either directly from the Cambiar Small Cap Fund or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Cambiar Small Cap Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Cambiar Small Cap Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Cambiar Small Cap Fund. However, the

Cambiar Small Cap Fund recognizes that due to operational and systems limitations, intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Cambiar Small Cap Fund. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, the Cambiar Small Cap Fund may not be able to defray the expenses associated with those short-term trades made by that financial intermediary's customers.

The Cambiar Small Cap Fund reserves the right to waive its redemption fee at its discretion when it believes such waiver is in the best interests of the Cambiar Small Cap Fund, including with respect to certain categories of redemptions that the Cambiar Small Cap Fund reasonably believes may not raise frequent trading or market timing concerns or where the financial intermediary's processing systems are unable to properly apply the redemption fee. These categories currently include, but are not limited to, the following:
(i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders;
(ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic withdrawals; and (v) retirement loans and withdrawals.

PAYMENT OF REDEMPTION PROCEEDS

Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account once you have established banking instructions with the Funds. The Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form, meaning that it is complete and contains all necessary information and has all supporting documentation (such as proper signature guarantees, IRA rollover forms, etc.).

The Funds may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the Funds may require a shareholder to furnish additional legal documents to insure proper authorization.

If you redeem shares that were purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date.

TELEPHONE TRANSACTIONS

The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Therefore, the Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.

RIGHTS RESERVED BY THE FUNDS

PURCHASES

At any time and without notice, the Funds may:

o    Stop offering shares;

o    Reject any purchase order; or

o Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can adversely impact performance by disrupting management and by increasing expenses. ) The Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading patterns, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction. For more information about the Funds' policies on excessive trading, see "Excessive Trading Policies and Procedures. "

REDEMPTIONS

At any time and without notice, the Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The Funds may suspend your right to redeem if:

o    Trading on the NYSE is restricted or halted; or

o The U. S. Securities and Exchange Commission allows the Funds to delay redemptions.

EXCHANGES

The Funds may:

o Modify or cancel the exchange program at any time on 60 days' written notice to shareholders;

o    Reject any request for an exchange; or

o Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

ACCOUNT POLICIES
--------------------------------------------------------------------------------

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of each Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring each Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

Because the Funds may invest in mid and small capitalization securities which often trade in lower volumes and may be less liquid, the Funds may be more susceptible to the risks posed by frequent trading because frequent transactions in the Funds' shares may have a greater impact on the market prices of these types of securities. In addition, because frequent trading may cause a Fund to attempt to maintain higher cash positions, changes to a Fund's holdings in response to frequent trading may impact the market prices of such relatively thinly traded securities held by a Fund.

The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include:

o Shareholders are restricted from making more than 3 "round trips" into or out of each Fund per year. If, to the knowledge of the Funds, a shareholder exceeds this amount, the Funds and/or their service providers may, at their discretion, reject any additional purchase or exchange orders. The Funds define a "round trip" as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

o The Cambiar Small Cap Fund assesses a redemption fee of 2.00% on redemptions by shareholders of Fund shares held for less than 90 days (subject to certain exceptions as discussed in "Redemption Fee").

o Each Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

Each Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in a Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds have entered into "information sharing agreements" with these financial intermediaries, which permit the Funds to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in the Funds' shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.

The Funds reserve the right to close or liquidate your account at the NAV next -determined and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase.
In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

SMALL ACCOUNTS

The Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. (See "Buying Shares-Minimum Investments" for minimum initial investment amounts.) This provision does not apply:

o    To retirement accounts and certain other accounts; or

o When the value of your account falls because of market fluctuations and not your redemptions.

The Funds will provide you at least 30 days' written notice to allow you sufficient time to add to your account and avoid the sale of your shares.

DISTRIBUTIONS

Normally, each Fund distributes its net investment income and its net capital gains, if any, at least once a year. The Funds will automatically reinvest dividends and distributions in additional shares of a Fund, unless you elect on your account application to receive them in cash.

FEDERAL TAXES

The following is a summary of the federal income tax consequences of investing in the Funds. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effect of your investment in the Funds.

TAXES ON DISTRIBUTIONS

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions that are designated by the Funds as qualified dividend income are generally taxable at the rates applicable to long-term capital gains. Absent further legislation, the reduced tax rates applicable to qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2012. Once a year, each Fund will send you a statement showing the types and total amount of distributions you received during the previous year.

Recent legislation effective beginning in 2013 provides that U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a new 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Funds).

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 1-866-777-8227 to find out when the Funds expect to make a distribution to shareholders.

TAXES ON THE SALE OR EXCHANGE OF FUND SHARES

Each sale or exchange of shares of the Funds may be a taxable event. For tax purposes, an exchange of shares of one Cambiar Fund for another is the same as a sale.

A sale of Fund shares may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.

The Funds (or their administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, a Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, a Fund will use the average basis method as the default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.

INVESTMENT IN FOREIGN SECURITIES

To the extent that the Funds invest in foreign securities, they may be subject to foreign withholding taxes with respect to dividends or interest the Funds received from sources in foreign countries. If more than 50% of the total assets of a Fund consist of foreign securities, that Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

ADDITIONAL INFORMATION ABOUT TAXES

More information about taxes is in the SAI.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

The investment objective of the Cambiar Opportunity Fund is to seek total return and capital preservation. The investment objective of the Cambiar
Small Cap Fund is to seek long-term capital appreciation. The investment objective of each Fund may be changed without shareholder approval. In addition to its investment objective, the Cambiar Opportunity Fund has a goal to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential.

OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------
Each Fund may employ non-principal investment practices that this prospectus does not describe, such as when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. In addition, each Fund may use the investment strategies described below. For more information concerning any of the Funds' investment practices and risks, please read the SAI.

DERIVATIVES

The Funds may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps, in an effort to increase returns, to hedge against the risk of unfavorable price movements in the underlying instruments, to provide economic exposure to a security or issuer, to manage cash flows or currency exposure, to address tax considerations, or as an alternative to selling a security short. Forward foreign currency exchange contracts, futures, options and swaps are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the Funds' gains or losses. There are various factors that affect each Fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Funds buy or sell. The Funds could be negatively affected if the change in market value of their securities fails to correlate perfectly with the values of the derivatives they purchased or sold.

SHORT-TERM INVESTING

The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, political or other circumstances, each Fund may invest up to

100% of its assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the Funds' principal investment strategies, and may prevent the Funds from achieving their investment objectives. The Funds will use a temporary strategy if the Adviser believes that pursuing the Funds' investment objectives will subject them to a significant risk of loss. The Cambiar Small Cap Fund has a policy requiring it to invest, under normal circumstances, at least 80% of its net assets in particular types of securities as described in the Fund's principal investment strategies. In addition to the temporary measures described above, the Cambiar Small Cap Fund may also temporarily deviate from this 80% policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions.

When the Adviser pursues a temporary defensive strategy, the Funds may not profit from favorable developments that they would have otherwise profited from if they were pursuing their normal strategies.

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Funds generally post a detailed list of their securities (portfolio holdings) as of the most recent calendar month end, 30 days after the end of the calendar month. In addition, the Funds generally post their ten largest portfolio holdings, and the percentage that each of these holdings represents of each Fund's total assets, as of the most recent calendar month end, 10 calendar days after the end of the calendar month. These postings can be found on the internet at http://aicfundholdings.com/cambiar and generally remain until replaced by new postings as described above. The Adviser may exclude any portion of the Funds' portfolio holdings from publication when deemed in the best interest of the Funds. Please consult the Funds' SAI for a description of the policies and procedures that govern disclosure of the Funds' portfolio holdings.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Cambiar Investors LLC, a Delaware limited liability corporation located at 2401 East Second Avenue, Suite 500, Denver, Colorado 80206, serves as the investment adviser to each of the Funds. Cambiar manages and supervises the investment of each Fund's assets on a discretionary basis, subject to oversight by the Board. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of the average daily net assets of each Fund, as set forth in the table below. As of June 30, 2012, the Adviser had approximately $6.6 billion in assets under management. Cambiar has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1973.

The Adviser has contractually agreed to reduce its fees and reimburse expenses of the Institutional Class Shares of each Fund in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding the amounts listed in the table below, as a percentage of average daily net assets until September 1, 2013. To maintain these expense limits, the Adviser may reduce a portion of its management fee and/or reimburse certain expenses of the Funds. In addition, if at any point total annual Fund operating expenses (not including excluded expenses) are below the expense caps, the Adviser may retain the difference between each Fund's total annual Fund operating expenses (not including excluded expenses) and the amounts listed below to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three year period during which the agreement (or any prior agreement) was in place (but after September 1, 2009 for the Cambiar Opportunity Fund). The table also lists the amount each Fund paid the Adviser during the most recent fiscal year, as a percentage of its average net assets.


                                                CAMBIAR            CAMBIAR
                                               SMALL CAP        OPPORTUNITY
                                                  FUND              FUND
--------------------------------------------------------------------------------
Management Fees                                  1.05%            0.90%(1)
--------------------------------------------------------------------------------
Expense Limits -- Institutional Class            1.05%            0.95%
--------------------------------------------------------------------------------
Advisory Fee Paid During the Most
  Recent Fiscal Year (after waivers)             0.93%            0.84%
--------------------------------------------------------------------------------

(1) The amount shown represents the Fund's current Management Fee. The Fund's actual Management Fee paid for the fiscal year ended April 30, 2012 was 0.94%. The Fund pays the Adviser compensation at an annual rate as follows:
     0.90% on the first $2.5 billion of average daily net assets and 0.75% on average daily net assets in excess of $2.5 billion.


A discussion regarding the basis for the Board's approval of the Funds' investment advisory agreements can be found in the Funds' October 31, 2011 Semi-Annual Report to Shareholders, which covers the period from May 1, 2011 to October 31, 2011.

PORTFOLIO MANAGERS

The Funds are each managed by a team of investment professionals that are jointly and primarily responsible for the day-to-day management of these Funds. The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

Brian M. Barish, CFA, President, Director of Research, joined the Adviser in 1997 and has over 22 years of investment experience. He serves as the Lead Manager of the investment team of the Cambiar Opportunity Fund and Co-Manager of the Cambiar Small Cap Fund. He focuses on the technology, media, aerospace and defense sectors. Prior to joining the Adviser, Mr. Barish served as Director of Emerging Markets Research for Lazard Freres & Co., a New York based investment bank. He has also served as a securities analyst with Bear, Stearns & Co. and Arnhold S. Bleichroeder, a New York based research firm. Mr. Barish received a BA in Economics and Philosophy from the University of California, Berkeley, and holds the Chartered Financial Analyst designation.

Maria L. Mendelsberg, CFA, Principal, joined the Adviser in 1997 and has over 18 years of investment experience. She co-manages each Fund, with a focus on the health care and retail sectors. Prior to joining the Adviser, Ms. Mendelsberg served as an investment analyst for Eaton Vance Management, a Boston based investment company. Before launching her investment career, she spent many years working in retail management. Ms. Mendelsberg received a BA in Economics and Classics from Brown University, and holds the Chartered Financial Analyst designation.

Ania A. Aldrich, CFA, Principal, joined the Adviser in 1999 and has over 22 years of investment experience. She co-manages each Fund, with a focus on the financial services and consumer products sectors. Prior to joining the Adviser, Ms. Aldrich was a global equity analyst at Bankers Trust, a New York based investment company, covering the financial services and transportation sectors. She began her career as a senior investor relations professional at BET PLC, a New York based communications firm. Ms. Aldrich holds an MBA in Finance from Fordham University and a BA in Computer Science from Hunter College. She also holds the Chartered Financial Analyst designation.

Timothy A. Beranek, Principal, joined the Adviser in 1999 and has over 19 years of investment experience. He co-manages each Fund with a focus on the utilities and basic materials sectors. Prior to joining the Adviser, Mr. Beranek was with Resources Trust where he had responsibility for oversight of financial controls for the company's mutual fund trading relationships. He began his career with Merrill Lynch. Mr. Beranek holds a Masters in Finance from the University of Colorado and a BS in Economics from the University of South Dakota.

Andrew P. Baumbusch, Principal, joined the Adviser in 2004 and has over 13 years of investment experience. He co-manages the Cambiar Opportunity Fund and Cambiar Small Cap Fund with a focus on the industrials, media and telecom sectors. Prior to joining the Adviser, Mr. Baumbusch served as an investment analyst at Franklin Templeton, Atrium Capital and Alex Brown & Sons. Mr. Baumbusch holds an MBA from the Stanford Graduate School of Business and a BA in Economics from Princeton University.


Jeffrey H. Susman, Senior Investment Analyst, joined the Adviser in 2005 and has over 12 years of investment experience. He co-manages the Cambiar Opportunity Fund and Cambiar Small Cap Fund. Mr. Susman is responsible for company coverage in the consumer discretionary and technology sectors. Prior to joining the Adviser, he worked at UBS Investment Bank, where he was an associate analyst on the Global Communications Equipment Equity Research Team. Mr. Susman began his investment career as a Research Associate at Wellington Management. Mr. Susman received an MBA in Finance and Corporate Strategy from the University of Michigan and a BA in Economics and International Relations from Tufts University.

MORE INFORMATION ABOUT THE FUNDS' HISTORY AND PERFORMANCE
--------------------------------------------------------------------------------

CAMBIAR SMALL CAP FUND


Prior to September 1, 2009, the Cambiar Small Cap Fund's ("Small Cap
Fund") investment strategy also included investments in common stocks of medium-sized companies, in addition to investments in common stocks of small-sized companies; therefore, the performance shown in the bar chart and performance table on page 5 of this prospectus for periods prior to September 1, 2009 may have differed had the Small Cap Fund's current investment strategy been in effect during those periods.


CAMBIAR OPPORTUNITY FUND


Effective June 24, 2002, the Cambiar Opportunity Fund ( "Opportunity Fund") became the successor to a separate mutual fund, the UAM Funds Trust Cambiar Opportunity Portfolio (the "Predecessor Opportunity Fund"). The Predecessor Opportunity Fund was managed by the same Adviser that currently manages the Opportunity Fund, had identical investment objectives and strategies as the Opportunity Fund and was subject to substantially similar fees and expenses. The performance shown in the bar chart and performance table on page 11 of this prospectus represents the performance of the Predecessor Opportunity Fund for periods prior to June 24, 2002.


SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

The Funds may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Funds generally pay financial intermediaries a fee that is based on the assets of each Fund that are attributable to investments by customers of the financial intermediary. These shareholder services for which financial intermediaries are compensated, which do not include distribution related services, may include record-keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Funds. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Funds or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------
From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds.

A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing a Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Funds' SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/ or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of a Fund's shares. Please contact your financial intermediary+ for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Funds, as well as information about any fees and/or commissions it charges.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The tables that follow present performance information about the Institutional Class Shares of the Funds. The financial highlights table is intended to help you understand the financial performance of each Fund for the past five fiscal years or the period of the Fund's operations. Certain information contained in the tables reflects the financial results for a single Share of each Fund. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds assuming all dividends and distributions were reinvested. The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Funds. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2012 Annual Report of the Funds, which is available upon request by calling the Funds at 1-866-777-8227.

                                                                                    OCTOBER 31, 2008(1)
                                                     YEARS ENDED APRIL 30,              TO APRIL 30,
SMALL CAP FUND                                  2012          2011          2010            2009
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR            $ 19.86       $ 15.08       $ 9.60          $ 9.60
                                               ------        ------       ------           -----
Income (Loss) from Operations:
  Net Investment Income (Loss)(2)               (0.06)        (0.07)       (0.07)           0.01
  Net Realized and Unrealized Gain (Loss)       (0.35)(8)      4.85         5.55           (0.01)
                                               ------        ------       ------           -----
    Total From Operations                       (0.41)         4.78         5.48              --
                                               ------        ------       ------           -----
Dividends and Distributions:
  Net Realized Gain                             (0.55)           --           --              --
                                               ------        ------       ------           -----
    Total Dividends and Distributions           (0.55)           --           --              --
                                               ------        ------       ------           -----
Redemption Fees                                  0.00(7)       0.00(7)      0.00(7)           --
                                               ------        ------       ------           -----
Net Asset Value, End of Year                   $18.90        $19.86       $15.08           $9.60
                                               ======        ======       ======           =====
Total Return(3)                                 (1.59)%       31.70%       57.08%           0.00%
                                               ======        ======       ======           =====
Ratios and Supplemental Data
  Net Assets, End of Period (Thousands)      $250,209      $147,410       $8,388            $656
  Ratio of Expenses to Average Net Assets        1.05%         1.05%        1.05%           1.05%(4,5)
  Ratio of Expenses to Average Net Assets
    (Excluding Waivers and Fees Paid
    Indirectly)                                  1.17%         1.23%        1.42%           1.66%(5)
  Ratio of Net Investment Income (Loss)
    to Average Net Assets                       (0.35)%       (0.38)%      (0.49)%          0.12%(5)
  Portfolio Turnover Rate                          70%           85%          99%            103%(6)

(1)  Commencement of operations.
(2)  Per share data calculated using average shares method.
(3) Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(4) The expense ratio includes fees paid indirectly. Had these fees been excluded the ratio would have been 1.10%.
(5)  Annualized.
(6) Portfolio turnover is for the Fund for the fiscal year ended April 30, 2009 and has not been annualized .
(7)  Amount represents less than $0.01 per share.
(8) The amount shown for the year ended April 30, 2012 for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.
     Amounts designated as "--" are $0 or have been rounded to $0.

                                                               YEARS ENDED APRIL 30,
OPPORTUNITY FUND                                2012          2011         2010        2009        2008
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year             $20.40       $ 16.32      $ 11.43     $ 18.68     $ 21.00
                                               ------        ------      -------     -------     -------
Income (Loss) from Operations:
  Net Investment Income(1)                       0.17          0.11         0.17        0.14        0.08
  Net Realized and Unrealized Gain (Loss)       (2.53)         4.19         4.78       (7.07)      (1.44)
                                               ------        ------      -------     -------     -------
    Total from Operations                       (2.36)         4.30         4.95       (6.93)      (1.36)
                                               ------        ------      -------     -------     -------
Dividends and Distributions:
  Net Investment Income                         (0.13)        (0.22)       (0.06)      (0.12)      (0.12)
  Net Realized Gain                                --            --           --       (0.20)      (0.84)
                                               ------        ------      -------     -------     -------
    Total Dividends and Distributions           (0.13)        (0.22)       (0.06)      (0.32)      (0.96)
                                               ------        ------      -------     -------     -------
Net Asset Value, End of Year                   $17.91        $20.40      $ 16.32     $ 11.43     $ 18.68
                                               ======        ======      =======     =======     =======
Total Return(2)                                (11.50)%       26.53%       43.29%     (36.94)%     (6.60)%
                                               ======        ======      =======     =======     =======
Ratios and Supplemental Data
  Net Assets, End of Years (Thousands)       $377,445      $378,342     $332,988    $234,117    $798,469
  Ratio of Expenses to Average Net Assets        0.95%         0.95%        0.95%       0.95%       0.95%
  Ratio of Expenses to Average Net Assets
    (Excluding Waivers, Expense
    Reimbursements and Fees
    Paid Indirectly)                             1.05%         1.08%        1.10%       1.08%       1.05%
  Ratio of Net Investment Income
    to Average Net Assets                        0.96%         0.66%        1.15%       0.99%       0.40%
  Portfolio Turnover Rate                          62%           63%          78%        131%         67%

(1)  Per share data calculated using the average shares method.
(2) Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fees. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
     Amounts designated as "--" are $0 or have been rounded to $0.

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                                       37

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

                               THE CAMBIAR FUNDS

Investors who want more information about the Funds should read the Funds' Annual/Semi-Annual Reports and the SAI. The Annual/Semi-Annual Reports of the Funds provide additional information about their investments. In the Annual Report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during the last fiscal year. The SAI contains additional detailed information about the Funds and is incorporated by reference into (is legally a part of) this prospectus.

Investors can receive free copies of the SAI, shareholder reports, the Funds' privacy policy and other information about the Funds and can make shareholder inquiries on the Funds' website at www.cambiar.com or by writing to or calling:

--------------------------------------------------------------------------------

                               THE CAMBIAR FUNDS
                                P.O. BOX 219009
                             KANSAS CITY, MO 64121
                           (TOLL FREE) 1-866-777-8227

--------------------------------------------------------------------------------

You can review and copy information about the Funds (including the SAI) at the U.S. Securities and Exchange Commission's Public Reference
Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the U.S. Securities and Exchange
Commission at 202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the U.S. Securities and Exchange Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the U.S. Securities and Exchange Commission's Public Reference
Section, Washington, D.C. 20549-0102.

The Trust's Investment Company Act of 1940 file number is 811-06400.




                                                                 CMB-PS-002-0900




                                                                  [LOGO OMITTED]
                                                               CAMBIAR INVESTORS

                            CAMBIAR OPPORTUNITY FUND
                              TICKER SYMBOL: CAMOX

                       CAMBIAR INTERNATIONAL EQUITY FUND
                              TICKER SYMBOL: CAMIX

                             CAMBIAR SMALL CAP FUND
                              TICKER SYMBOL: CAMSX

                         CAMBIAR AGGRESSIVE VALUE FUND
                              TICKER SYMBOL: CAMAX

               CAMBIAR SMID FUND (FORMERLY, CAMBIAR SMID 30 FUND)
                              TICKER SYMBOL: CAMMX

                           CAMBIAR GLOBAL SELECT FUND
                              TICKER SYMBOL: CAMGX

                        Investor Class Shares Prospectus
                               September 1, 2012
                        The Advisors' Inner Circle Fund

                                                                  [LOGO OMITTED]
                                                               CAMBIAR INVESTORS



                                                         manager for all seasons

  The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

CAMBIAR OPPORTUNITY FUND ..................................................    2
     FUND INVESTMENT OBJECTIVE ............................................    2
     FUND FEES AND EXPENSES ...............................................    2
     PRINCIPAL INVESTMENT STRATEGIES ......................................    3
     PRINCIPAL RISKS OF INVESTING IN THE FUND .............................    4
     PERFORMANCE INFORMATION ..............................................    6
     INVESTMENT ADVISER ...................................................    7
     PORTFOLIO MANAGERS ...................................................    7
     PURCHASING AND SELLING FUND SHARES ...................................    8

CAMBIAR INTERNATIONAL EQUITY FUND .........................................    9
     FUND INVESTMENT OBJECTIVE ............................................    9
     FUND FEES AND EXPENSES ...............................................    9
     PRINCIPAL INVESTMENT STRATEGIES ......................................   10
     PRINCIPAL RISKS OF INVESTING IN THE FUND .............................   11
     PERFORMANCE INFORMATION ..............................................   14
     INVESTMENT ADVISER ...................................................   15
     PORTFOLIO MANAGERS ...................................................   15
     PURCHASING AND SELLING FUND SHARES ...................................   16

CAMBIAR SMALL CAP FUND ....................................................   17
     FUND INVESTMENT OBJECTIVE ............................................   17
     FUND FEES AND EXPENSES ...............................................   17
     PRINCIPAL INVESTMENT STRATEGIES ......................................   18
     PRINCIPAL RISKS OF INVESTING IN THE FUND .............................   19
     PERFORMANCE INFORMATION ..............................................   20
     INVESTMENT ADVISER ...................................................   21
     PORTFOLIO MANAGERS ...................................................   21
     PURCHASING AND SELLING FUND SHARES ...................................   22

CAMBIAR AGGRESSIVE VALUE FUND .............................................   23
     FUND INVESTMENT OBJECTIVE ............................................   23
     FUND FEES AND EXPENSES ...............................................   23
     PRINCIPAL INVESTMENT STRATEGIES ......................................   24
     PRINCIPAL RISKS OF INVESTING IN THE FUND .............................   26
     PERFORMANCE INFORMATION ..............................................   29
     INVESTMENT ADVISER ...................................................   30
     PORTFOLIO MANAGER ....................................................   30
     PURCHASING AND SELLING FUND SHARES ...................................   30

CAMBIAR SMID FUND .........................................................   31
     FUND INVESTMENT OBJECTIVE ............................................   31
     FUND FEES AND EXPENSES ...............................................   31
     PRINCIPAL INVESTMENT STRATEGIES ......................................   32
     PRINCIPAL RISKS OF INVESTING IN THE FUND .............................   33
     PERFORMANCE INFORMATION ..............................................   34
     INVESTMENT ADVISER ...................................................   34
     PORTFOLIO MANAGER ....................................................   34
     PURCHASING AND SELLING FUND SHARES ...................................   35

CAMBIAR GLOBAL SELECT FUND .................................................  36
     FUND INVESTMENT OBJECTIVE .............................................  36
     FUND FEES AND EXPENSES ................................................  36
     PRINCIPAL INVESTMENT STRATEGIES .......................................  37
     PRINCIPAL RISKS OF INVESTING IN THE FUND ..............................  38
     PERFORMANCE INFORMATION ...............................................  40
     INVESTMENT ADVISER ....................................................  40
     PORTFOLIO MANAGER .....................................................  40
     PURCHASING AND SELLING FUND SHARES ....................................  41

SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL
INTERMEDIARY COMPENSATION ..................................................  42

INVESTING WITH THE CAMBIAR FUNDS ...........................................  43
     BUYING FUND SHARES ....................................................  43
     REDEEMING FUND SHARES .................................................  45
     EXCHANGING FUND SHARES ................................................  46
     TRANSACTION POLICIES ..................................................  47
     ACCOUNT POLICIES ......................................................  52

ADDITIONAL INFORMATION ABOUT THE FUNDS .....................................  60
     OTHER INVESTMENT PRACTICES AND STRATEGIES .............................  60
     INVESTMENT MANAGEMENT .................................................  62
     MORE INFORMATION ABOUT THE FUNDS' HISTORY AND PERFORMANCE .............  65
     SHAREHOLDER SERVICING ARRANGEMENTS ....................................  66
     PAYMENTS TO FINANCIAL INTERMEDIARIES ..................................  67

FINANCIAL HIGHLIGHTS .......................................................  68

--------------------------------------------------------------------------------
CAMBIAR OPPORTUNITY FUND
--------------------------------------------------------------------------------

FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
The Cambiar Opportunity Fund (the "Fund") seeks total return and capital preservation.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


Management Fees                                                     0.90%
Other Expenses                                                      0.11%
  Shareholder Service Fees                                          0.25%
Acquired Fund Fees and Expenses                                     0.01%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(1)                             1.27%
Less Fee Reductions and/or Expense Reimbursements(2)               (0.06)%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee
  Reductions and/or Expense Reimbursements(1)                       1.21%


(1) The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

(2) Cambiar Investors LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.20% of the Fund's Investor Class Shares' average daily net assets until September 1, 2013. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may retain the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and 1.20% to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place (but after September 1, 2009). This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2013.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


             1 Year         3 Years       5 Years         10 Years
--------------------------------------------------------------------------------
              $123           $397           $691           $1,529


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 62% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The goal of the Fund is to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. Normally, the Fund invests at least 65% of its net assets in common stocks of companies with market capitalizations over $1 billion at the time of purchase. In addition, the Fund may invest in derivatives, including options and total return swaps, in an effort to increase returns, to hedge against the risk of unfavorable price movements in the underlying instruments, to provide economic exposure to a security or issuer, to manage cash flows or currency exposure, or to address tax considerations.

Cambiar Investors LLC's ("Cambiar" or the "Adviser") investment professionals work as a team to develop investment ideas by analyzing company and industry statements, monitoring Wall Street and other research sources, and interviewing company management. The Adviser also evaluates economic conditions and fiscal and monetary policies. The Adviser's approach focuses first on individual stocks and then on industries or sectors. The Adviser does not attempt to time the market.
The Adviser tries to select quality companies:

o    Possessing above-average financial characteristics;

o    Having seasoned management;

o    Enjoying product or market advantages;

o Whose stock is selling at a low relative historical valuation based on ratios such as price-to-earnings, price-to-book, price-to-sales and price-to-cash flow;

o Experiencing positive developments not yet recognized by the markets, such as positive changes in management, improved margins, corporate restructuring or new products; and/or

o    Possessing significant appreciation potential within 12 to 18 months.

The Adviser may sell a stock because:

o    It realizes positive developments and achieves its target price;

o    It experiences exaggerated price moves relative to actual developments;

o    It becomes overweighted in the portfolio; or

o    It experiences a change in or deteriorating fundamentals.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------
As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

The Fund may invest in derivatives. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. There can be no assurance that the Adviser's use of derivatives will be successful in achieving their intended goals.

Additionally, derivative instruments, particularly market access products, are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. When determining whether a counterparty is creditworthy, the Adviser considers factors such as credit rating agency analysis, broker-dealer credit spreads and financial statements among others. The Adviser regularly monitors the creditworthiness of each counterparty that the Fund enters into a transaction with and maintains an approved list of counterparties.

The Fund may purchase or sell options, which involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). Over-the-counter options also involve counterparty risk.

The Fund may enter into total return swaps, which are contracts whereby one party agrees to make payments of the total return from a reference instrument during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. A reference instrument may be a single asset, a pool of assets or an index of assets. The primary risks associated with total return swaps are counterparty risk, which means the counterparty fails to meet its obligations, and market risk, meaning that the Fund is subject to the risk that it could lose its entire investment.

The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.cambiar.com or by calling 1-866-777-8227.

CALENDAR YEAR RETURNS


                              [BAR GRAPH OMITTED]


(16.22)% 35.23% 15.05% 7.01%  16.64% (1.86)%  (40.61)%  41.70%   18.94%  (8.69)%
 2002    2003    2004   2005   2006    2007     2008     2009     2010     2011

During the periods shown in the chart, the Fund's Investor Class Shares' highest return for a quarter was 22.84% (quarter ended 06/30/2003) and the lowest return for a quarter was (24.06)% (quarter ended 12/31/2008). The Fund's Investor Class Shares total return from 1/1/2012 to 6/30/2012 was 0.96%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2011

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       SINCE
                                                                      INCEPTION
INVESTOR CLASS SHARES                     1 YEAR   5 YEARS  10 YEARS  (06/30/98)
--------------------------------------------------------------------------------
Fund Returns Before Taxes                 (8.69)%   (2.15)%   3.85%     7.02%
--------------------------------------------------------------------------------
Fund Returns After Taxes on
  Distributions                           (8.85)%   (2.43)%   3.64%     6.07%
--------------------------------------------------------------------------------
Fund Returns After Taxes on
  Distributions and Sale of Fund Shares   (5.65)%   (1.85)%   3.32%     5.66%
--------------------------------------------------------------------------------
S&P 500(R) Index (reflects no deduction
  for fees, expenses, or taxes)            2.11%    (0.25)%   2.92%     2.59%
--------------------------------------------------------------------------------


INVESTMENT ADVISER
--------------------------------------------------------------------------------
Cambiar Investors LLC

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
     Brian M. Barish, CFA, President, Director of Research, joined the Adviser in 1997 and has served as Lead Manager of the portfolio team for the Fund since its inception.

     Maria L. Mendelsberg, CFA, Principal, joined the Adviser in 1997 and has served on the portfolio team for the Fund since its inception.

     Ania A. Aldrich, CFA, Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since 1999.

     Timothy A. Beranek, Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since 1999.

     Andrew P. Baumbusch, Principal, joined the Adviser in 2004 and has served on the portfolio team for the Fund since 2004.


     Jeffrey H. Susman, Senior Investment Analyst, joined the Adviser in 2005 and has served on the portfolio team for the Fund since 2005.

PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------
To purchase shares of the Fund for the first time, you must invest at least $2,500 ($500 for individual retirement accounts ("IRAs") and $250 for Spousal
IRAs). Thereafter your investments must be at least $100.

If you own your shares directly, you may sell your shares on any day the New York Stock Exchange ("NYSE") is open for business by contacting the Fund directly by mail or telephone at 1-866-777-8227.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to sell your shares.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 42 OF THE PROSPECTUS.

CAMBIAR INTERNATIONAL EQUITY FUND

FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
The Cambiar International Equity Fund (the "Fund") seeks total return and capital preservation.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Redemption Fee (as a percentage of amount redeemed,
  if shares redeemed have been held for less than 90 days)           2.00%
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fees                                            0.90%
Other Expenses                                             0.36%
  Shareholder Service Fees                                 0.20%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                       1.46%
Less Fee Reductions and/or Expense Reimbursements(1)      (0.26)%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee Reductions
  and/or Expense Reimbursements                            1.20%

(1) Cambiar Investors LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.20% of the Fund's Investor Class Shares' average daily net assets until September 1, 2013. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may retain the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and 1.20% to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place (but after September 1, 2009). This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2013.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


          1 Year          3 Years          5 Years          10 Years
--------------------------------------------------------------------------------
           $122            $436             $773             $1,724


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 62% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The goal of the Fund is to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. The Fund normally seeks to achieve its goal by investing at least 80% of its net assets in equity securities of foreign companies. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. In addition, the Fund may invest in derivatives, including options and total return swaps, in an effort to increase returns, to hedge against the risk of unfavorable price movements in the underlying instruments, to provide economic exposure to a security or issuer, to manage cash flows or currency exposure, or to address tax considerations.

In selecting investments for the Fund, the Fund's adviser, Cambiar Investors LLC ("Cambiar" or the "Adviser"), focuses predominantly on medium to large market capitalization equity securities of non-U.S. companies, foreign companies with U.S.-only listings and some U.S. corporations where the preponderance of business activity lies outside the United States. The majority of these companies operate in "established" markets; however, when opportunities warrant, the Adviser may invest, without limit, in securities of companies in "emerging market" countries. An "emerging market" country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. In many circumstances, the Fund purchases American Depositary Receipt listings ("ADRs") of foreign companies on U.S. exchanges, rather than foreign shares on foreign exchanges, to facilitate greater liquidity and lower custodial expenses.

The Adviser's primary analysis criteria is active individual company selection based on the relative merits and valuation of the underlying corporate entity. The Adviser employs a relative value approach, whereby it searches for companies trading at the low end of historic and sectoral valuation ranges, with a strong market position or product franchise and good overall financial condition. The Adviser's selection and screening criteria are extremely qualitative, and the Adviser makes little attempt to time market or sector movements. The following are typical factors the Adviser considers when purchasing stocks:

o    Low price-earnings ratio relative to historic norms and peer group;

o    Low cash flow multiple relative to historic norms and peer group;

o New product and/or restructuring potential under-appreciated by the marketplace;

o Sudden stock price decline caused by flight of "momentum investors" with little change in fundamentals; and

o Excessive investor pessimism in relation to overall outlook for company over the medium to long term.

The Adviser also utilizes active country selection as a secondary selection criteria, which is overlaid on the bottom-up criteria described above. The Adviser's country allocation does not seek to replicate any particular index's country allocation by global capitalization or regional capitalization. However, the Adviser seeks to avoid specific countries where it is deemed that there exists a high likelihood of economic and financial turbulence due to poor or worsening economic fundamentals, and may seek larger positions in countries where specific economic risk factors are overestimated by the marketplace, causing depressed valuations. A similar approach will be used with regard to overweighting or underweighting specific industrial sectors by country.

The Adviser will tend to hold securities for longer periods of time. Positions held will be carefully re-examined when, for example:

o    The stock has realized its price target;

o    It experiences exaggerated price moves relative to actual developments; or

o    There is a material change in company fundamentals or market conditions.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------
As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and European Depositary Receipts ("EDRs") are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions.

Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Fund investments in foreign currencies and securities denominated in foreign currencies are subject to currency risk. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Additionally, the value of a Fund's assets measured in U.S. dollars may be affected by exchange control regulations. The Fund will generally incur transaction costs in connection with conversions between various currencies which will negatively impact performance.

The Fund may invest in derivatives. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. There can be no assurance that the Adviser's use of derivatives will be successful in achieving their intended goals.

Additionally, derivative instruments, particularly market access products, are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. When determining whether a counterparty is creditworthy, the Adviser considers factors such as credit rating agency analysis, broker-dealer credit spreads and financial statements among others. The Adviser regularly monitors the creditworthiness of each counterparty that the Fund enters into a transaction with and maintains an approved list of counterparties.

The Fund may purchase or sell options, which involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). Over-the-counter options also involve counterparty risk.

The Fund may enter into total return swaps, which are contracts whereby one party agrees to make payments of the total return from a reference instrument during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. A reference instrument may be a single asset, a pool of assets or an index of assets. The primary risks associated with total return swaps are counterparty risk, which means the counterparty fails to meet its obligations, and market risk, meaning that the Fund is subject to the risk that it could lose its entire investment.

The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is inaccurate, the fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
The bar chart and the performance table below illustrate the risks and volatility of an investment in Investor Class Shares of the Fund by showing changes in the Fund's Investor Class Shares' performance from year to year and by showing how the Fund's Investor Class Shares' average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.cambiar.com or by calling 1-866-777-8227.

CALENDAR YEAR RETURNS


                              [BAR GRAPH OMITTED]


(13.96)% 38.37% 15.48%  5.55%  29.04%  19.68%  (49.73)%  42.88%  12.83%  (8.08)%
  2002    2003   2004   2005    2006    2007     2008     2009    2010    2011

During the periods shown in the chart, the Fund's Investor Class Shares' highest return for a quarter was 29.93% (quarter ended 06/30/2003) and the lowest return for a quarter was (32.95)% (quarter ended 09/30/2008). The Fund's Investor Class Shares total return from 1/1/2012 to 6/30/2012 was 4.74% .

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2011

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       SINCE
                                                                      INCEPTION
INVESTOR CLASS SHARES                    1 YEAR   5 YEARS   10 YEARS  (09/02/97)
--------------------------------------------------------------------------------
Fund Returns Before Taxes                (8.08)%  (2.27)%     5.26%     7.44%
--------------------------------------------------------------------------------
Fund Returns After Taxes on
  Distributions                          (8.03)%  (2.78)%     4.65%     7.01%
--------------------------------------------------------------------------------
Fund Returns After Taxes on
  Distributions and Sale of Fund Shares  (4.87)%  (1.84)%     4.69%     6.75%
--------------------------------------------------------------------------------
Morgan Stanley Capital International
  EAFE Index (reflects no deduction
  for fees, expenses, or taxes)         (12.14)%  (4.72)%     4.67%     3.23%
--------------------------------------------------------------------------------

INVESTMENT ADVISER
--------------------------------------------------------------------------------
Cambiar Investors LLC

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
Brian M. Barish, CFA, President, Director of Research, joined the Adviser in 1997, is Co-Lead Manager of the Fund and has served on the portfolio team for the Fund since its inception.

Jennifer M. Dunne, CFA, Vice President, joined the Adviser in 2005, is Co-Lead Manager of the Fund and has served on the portfolio team for the Fund since 2005.



Ania A. Aldrich, CFA, Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since 1999.



Andrew P. Baumbusch, Principal, joined the Adviser in 2004 and has served on the portfolio team for the Fund since 2004.


Todd L. Edwards, Ph.D., International Investment Analyst, joined the Adviser in 2007 and has served on the portfolio team for the Fund since 2007.

Alvaro Shiraishi, International Investment Analyst, joined the Adviser in 2007 and has served on the portfolio team for the Fund since 2007.

PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------
To purchase shares of the Fund for the first time, you must invest at least $2,500 ($500 for individual retirement accounts ("IRAs") and $250 for Spousal
IRAs). Thereafter your investments must be at least $100.

If you own your shares directly, you may sell your shares on any day the New York Stock Exchange ("NYSE") is open for business by contacting the Fund directly by mail or telephone at 1-866-777-8227.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to sell your shares.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 42 OF THE PROSPECTUS.

--------------------------------------------------------------------------------
CAMBIAR SMALL CAP FUND
--------------------------------------------------------------------------------

FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
The Cambiar Small Cap Fund (the "Fund") seeks long-term capital appreciation.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Redemption Fee (as a percentage of amount redeemed,
  if shares redeemed have been held for less than 90 days)         2.00%
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fees                                               1.05%
Other Expenses                                                0.13%
Shareholder Service Fees                                      0.20%
Acquired Fund Fees and Expenses                               0.02%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(1)                       1.40%
Less Fee Reductions and/or Expense Reimbursements(2)         (0.08)%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After
  Fee Reductions and/or Expense Reimbursements(1)             1.32%

(1) The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.
(2) Cambiar Investors LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.30% of the Fund's Investor Class Shares' average daily net assets until September 1, 2013. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may retain the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and 1.30% to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place (but after September 1, 2009). This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2013.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 Year          3 Years         5 Years         10 Years
--------------------------------------------------------------------------------
             $134            $435            $758            $1,673

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 70% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of small-cap companies. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund considers small-cap companies to be those with market capitalizations not greater than either that of the largest company in the Russell 2000 Index ($3.2 billion as of July 31, 2011) or $3.5 billion, whichever is greater at the time of purchase.

Cambiar Investors LLC's ("Cambiar" or the "Adviser") investment professionals work as a team to develop investment ideas by analyzing company and industry statements, monitoring Wall Street and other research sources and interviewing company management. The Adviser also evaluates economic conditions and fiscal and monetary policies. The Adviser's approach focuses first on individual stocks and then on industries or sectors. The Adviser does not attempt to time the market. The Adviser tries to select quality companies:

o    Possessing above-average financial characteristics;

o    Having seasoned management;

o    Enjoying product or market advantages;

o Whose stock is selling at a low relative historical valuation based on ratios such as price-to-earnings, price-to-book, price-to-sales and price-to-cash flow;

o Experiencing positive developments not yet recognized by the markets, such as positive changes in management, improved margins, corporate restructuring or new products; and/or

o    Possessing significant appreciation potential within 12 to 18 months.

The Adviser may sell a stock because:

o    It realizes positive developments and achieves its target price;

o    It experiences exaggerated price moves relative to actual developments;

o    It becomes overweighted in the portfolio; or

o    It experiences a change in or deteriorating fundamentals.

Due to its investment strategy, the Fund may buy and sell securities frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------
As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The small-capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
The bar chart and the performance table below illustrate the risks and volatility of an investment in Investor Class Shares of the Fund by showing changes in the Fund's Investor Class Shares' performance from year to year and by showing how the Fund's Investor Class Shares' average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.cambiar.com or by calling 1-866-777-8227.

CALENDAR YEAR RETURNS


                              [BAR GRAPH OMITTED]


     19.98%    21.15%   (3.88)%   (36.27)%   45.12%    35.73 %  (1.34)%
      2005      2006     2007       2008      2009      2010     2011

During the periods shown in the chart, the Fund's Investor Class Shares' highest return for a quarter was 23.25% (quarter ended 06/30/2009) and the lowest return for a quarter was (27.38)% (quarter ended 12/31/2008). The Fund's Investor Class Shares total return from 1/1/2012 to 6/30/2012 was 2.45%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2011

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       SINCE
                                                                     INCEPTION
INVESTOR CLASS SHARES                            1 YEAR    5 YEARS   (08/31/04)
--------------------------------------------------------------------------------
Fund Returns Before Taxes                        (1.34)%    3.55%       9.68%
--------------------------------------------------------------------------------
Fund Returns After Taxes on Distributions        (2.23)%    3.03%       8.94%
--------------------------------------------------------------------------------
Fund Returns After Taxes on Distributions
  and Sale of Fund Shares                        (0.65)%    2.75%       8.08%
--------------------------------------------------------------------------------
Russell 2000(R) Index (reflects no deduction
  for fees, expenses, or taxes)                  (4.18)%    0.15%       5.58%
--------------------------------------------------------------------------------

INVESTMENT ADVISER
--------------------------------------------------------------------------------
Cambiar Investors LLC

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
Brian M. Barish, CFA, President, Director of Research, joined the Adviser in 1997 and has served on the portfolio team for the Fund since its inception.

Maria L. Mendelsberg, CFA, Principal, joined the Adviser in 1997 and has served on the portfolio team for the Fund since its inception.

Ania A. Aldrich, CFA, Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since its inception.

Timothy A. Beranek, Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since its inception.

Andrew P. Baumbusch, Principal, joined the Adviser in 2004 and has served on the portfolio team for the Fund since its inception.


Jeffrey H. Susman, Senior Investment Analyst, joined the Adviser in 2005 and has served on the portfolio team for the Fund since 2005.


PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------
To purchase shares of the Fund for the first time, you must invest at least $2,500 ($500 for individual retirement accounts ("IRAs") and $250 for Spousal
IRAs). Thereafter your investments must be at least $100.

If you own your shares directly, you may sell your shares on any day the New York Stock Exchange ("NYSE") is open for business by contacting the Fund directly by mail or telephone at 1-866-777-8227.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to sell your shares.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 42 OF THE PROSPECTUS.

--------------------------------------------------------------------------------
CAMBIAR AGGRESSIVE VALUE FUND
--------------------------------------------------------------------------------

FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
The Cambiar Aggressive Value Fund (the "Fund") seeks long-term capital appreciation.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     Redemption Fee (as a percentage of amount redeemed,
       if shares redeemed have been held for less than 90 days)       2.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fees                                                      1.00%
Other Expenses                                                       0.15%
  Shareholder Service Fees                                           0.25%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                 1.40%
Less Fee Reductions and/or Expense Reimbursements(1)                (0.05)%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee
  Reductions and/or Expense Reimbursements                           1.35%

(1) Cambiar Investors LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.35% of the Fund's Investor Class Shares' average daily net assets until September 1, 2013. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may retain the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and 1.35% to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place (but after September 1, 2009). This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2013.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year      3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
                $137         $438         $761        $1,675

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 196% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Normally, the Fund invests at least 65% of its net assets in equity securities of U.S. and non-U.S. companies within any market capitalization range. The equity securities in which the Fund will invest may include convertible securities. The Fund may also sell securities short as part of its investment strategy. In addition, the Fund may invest in derivatives, including options and total return swaps, in an effort to increase returns, to hedge against the risk of unfavorable price movements in the underlying instruments, to provide economic exposure to a security or issuer, to manage cash flows or currency exposure, to address tax considerations, or as an alternative to selling a security short.

The Fund typically invests in a portfolio of 20-30 issuers that Cambiar Investors LLC ("Cambiar" or the "Adviser") believes represent the best opportunities for long-term capital appreciation. Due to the focused nature of the Fund's investment strategy, the Fund is considered to be non-diversified. The Adviser's primary analysis criteria is active individual company selection based on the relative merits and valuation of the underlying corporate entity. The Adviser employs a relative value approach, whereby it searches for companies trading at the low end of historic and sectoral valuation ranges, with a strong market position or product franchise and good overall financial condition. The Adviser's selection and screening criteria are extremely qualitative, and the Adviser makes little attempt to time market or sector movements.

Consistent with its effort to create a focused portfolio of the companies which it believes represent the best opportunities for long-term capital appreciation, the Adviser may at times allocate a significant percentage of the Fund's assets to securities of non-U.S. companies that trade in either domestic or foreign markets. The Adviser may invest in securities of companies in "emerging market" countries. An "emerging market" country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability, and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. The Adviser's allocation among various foreign countries does not seek to replicate any particular index's country allocation by global capitalization or regional capitalization. There is no limit on investments in securities of foreign issuers, including emerging markets issuers.

The following are typical factors the Adviser considers when purchasing stocks:

o    Low price-earnings ratio relative to historic norms and peer group;

o    Low cash flow multiple relative to historic norms and peer group;

o New product and/or restructuring potential under-appreciated by the marketplace;

o Sudden stock price decline caused by flight of "momentum investors" with little change in fundamentals; and

o Excessive investor pessimism in relation to overall outlook for company over the medium to long term.

The Adviser's short strategy is utilized opportunistically and is driven by the same underlying philosophy and investment process as the long portion of the portfolio. If the Adviser determines that a company does not have the underlying fundamentals to be added to the Fund as a long position, it will consider using the stock speculatively as a short position or as a paired trade to hedge a long position in the Fund.

The Adviser may sell a stock that the Fund holds long because:

o    It realizes positive developments and achieves its target price;

o    It experiences exaggerated price moves relative to actual developments; or

o    It experiences or a change in deteriorating fundamentals.

Due to its investment strategy, the Fund may buy and sell securities frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders may pay tax on such capital gains. In addition, the use of short sales may cause the Fund to have higher expenses (especially interest on borrowings and dividend expenses) than those of other equity mutual funds.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------
As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions.

Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Fund investments in foreign currencies and securities denominated in foreign currencies are subject to currency risk. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Additionally, the value of a Fund's assets measured in U.S. dollars may be affected by exchange control regulations. The Fund will generally incur transaction costs in connection with conversions between various currencies which will negatively impact performance.

The Fund may invest in convertible securities, which generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value tends to reflect the market price of the common stock of the issuing company when the stock price is greater than the convertible security's conversion price. The conversion price is defined as the predetermined price at which the convertible could be exchanged for the associated stock. A convertible security may lose all of its value if the value of the underlying stock falls below the conversion price of the security. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stock holders. Consequently, the issuer's convertible securities generally entail less risk than its common stock.

The Fund may invest in derivatives. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. There can be no assurance that the Adviser's use of derivatives will be successful in achieving their intended goals.

Additionally, derivative instruments, particularly market access products, are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. When determining whether a counterparty is creditworthy, the Adviser considers factors such as credit rating agency analysis, broker-dealer credit spreads and financial statements among others. The Adviser regularly monitors the creditworthiness of each counterparty that the Fund enters into a transaction with and maintains an approved list of counterparties.

The Fund may purchase or sell options, which involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). Over-the-counter options also involve counterparty risk.

The Fund may enter into total return swaps, which are contracts whereby one party agrees to make payments of the total return from a reference instrument during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. A reference instrument may be a single asset, a pool of assets or an index of assets. The primary risks associated with total return swaps are counterparty risk, which means the counterparty fails to meet its obligations, and market risk, meaning that the Fund is subject to the risk that it could lose its entire investment.

When the Fund sells securities "short," the Fund may be subject to substantially higher risks and greater volatility than most mutual funds. The Fund seeks to increase return and reduce risk by using short sales and other forms of volatile financial derivatives such as options. Short sales are speculative investments that will cause the Fund to lose money if the value of a security does not go down as the Adviser expects. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss, although the Fund may be able to limit any such losses by purchasing the security sold short. Short sales can also be used as a hedge and therefore lower the overall risk of the Fund.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.cambiar.com or by calling 1-866-777-8227

CALENDAR YEAR RETURNS


                              [BAR GRAPH OMITTED]


                 (43.82)%       77.88%        38.54%      (17.25)%
                   2008          2009          2010         2011

During the periods shown in the chart, the Fund's Investor Class Shares' highest return for a quarter was 30.74% (quarter ended 09/30/2009) and the lowest return for a quarter was (36.29)% (quarter ended 09/30/2011). The Fund's Investor Class Shares' total return from 1/1/2012 to 6/30/2012 was (5.40)% .

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2011

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                     SINCE
                                                                   INCEPTION
INVESTOR CLASS SHARES                                1 YEAR        (08/31/07)
--------------------------------------------------------------------------------
Fund Returns Before Taxes                           (17.25)%         3.59%
--------------------------------------------------------------------------------
Fund Returns After Taxes on Distributions           (18.62)%         2.75%
--------------------------------------------------------------------------------
Fund Returns After Taxes on Distributions
  and Sale of Fund Shares                           (11.13)%         2.63%
--------------------------------------------------------------------------------
Russell 3000(R) Index (reflects no deduction
  for fees, expenses, or taxes)                       1.03%         (1.12)%
--------------------------------------------------------------------------------

INVESTMENT ADVISER
--------------------------------------------------------------------------------
Cambiar Investors LLC

PORTFOLIO MANAGER
--------------------------------------------------------------------------------
Brian M. Barish, CFA, President, Director of Research, joined the Adviser in 1997 and has managed the Fund since its inception.

PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

To purchase shares of the Fund for the first time, you must invest at least $2,500 ($500 for individual retirement accounts ("IRAs") and $250 for Spousal
IRAs). Thereafter your investments must be at least $100.

If you own your shares directly, you may sell your shares on any day the New York Stock Exchange ("NYSE") is open for business by contacting the Fund directly by mail or telephone at 1-866-777-8227.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to sell your shares.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 42 OF THE PROSPECTUS.

--------------------------------------------------------------------------------
CAMBIAR SMID FUND
--------------------------------------------------------------------------------

FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
The Cambiar SMID Fund (the "Fund") seeks long-term capital appreciation.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Redemption Fee (as a percentage of amount redeemed,
if shares redeemed have been held for less than 90 days)             2.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fees                                                      1.05%
Other Expenses                                                       7.26%
Shareholder Service Fees                                             0.25%
Acquired Fund Fees and Expenses                                      0.01%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(1)                              8.57%
Less Fee Reductions and/or Expense Reimbursements(2)                (7.21)%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee Reductions
  and/or Expense Reimbursements(1)                                   1.36%

(1) The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.
(2) Cambiar Investors LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.35% of the Fund's Investor Class Shares' average daily net assets until September 1, 2013. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may retain the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and 1.35% to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place (but after September 1, 2009). This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2013.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including capped expenses for the period described in the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------------------------------
               $138          $1,852        $3,445         $6,957



PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. For the period from May 31, 2011 to April 30, 2012, the Fund's portfolio turnover rate was 96% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of small- to mid-sized companies. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund considers small- and mid-sized companies to be those companies with market capitalizations of up to $12 billion at the time of purchase. The Fund normally invests in 35-45 common stocks.

Cambiar Investors LLC's ("Cambiar" or the "Adviser") investment professionals work as a team to develop investment ideas by analyzing company and industry statements, monitoring Wall Street and other research sources and interviewing company management. The Adviser also evaluates economic conditions and fiscal and monetary policies. The Adviser's approach focuses first on individual stocks and then on industries or sectors. The Adviser does not attempt to time the market. The Adviser tries to select quality companies:

o    Possessing above-average financial characteristics;

o    Having seasoned management;

o    Enjoying product or market advantages;

o Whose stock is selling at a low relative historical valuation based on ratios such as price-to-earnings, price-to-book, price-to-sales and price-to-cash flow;

o Experiencing positive developments not yet recognized by the markets, such as positive changes in management, improved margins, corporate restructuring or new products; and/or

o    Possessing significant appreciation potential within 12 to 18 months.

The Adviser may sell a stock because:

o    It realizes positive developments and achieves its target price;

o    It experiences exaggerated price moves relative to actual developments;

o    It becomes overweighted in the portfolio; or

o    It experiences a change in or deteriorating fundamentals.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------
As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that the mid- and small capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The mid- and small-capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid- and small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid- and small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

The Fund invests in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
The Fund commenced operations on May 31, 2011, and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return based on net assets and comparing the Fund's performance to a broad measure of market performance.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
Cambiar Investors LLC

PORTFOLIO MANAGER
--------------------------------------------------------------------------------
Brian M. Barish, CFA, President, Director of Research, joined the Adviser in 1997 and has served on the portfolio team for the Fund since its inception.

Maria L. Mendelsberg, CFA, Principal, joined the Adviser in 1997 and has served on the portfolio team for the Fund since its inception.

Ania A. Aldrich, CFA, Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since its inception.

Timothy A. Beranek, Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since its inception.

Andrew P. Baumbusch, Principal, joined the Adviser in 2004 and has served on the portfolio team for the Fund since its inception.


Jeffrey H. Susman, Senior Investment Analyst, joined the Adviser in 2005 and has served on the portfolio team for the Fund since its inception.

PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------
To purchase shares of the Fund for the first time, you must invest at least $100,000 ($25,000 for individual retirement accounts ("IRAs") and $12,500 for Spousal IRAs). Thereafter your investments must be at least $100.

If you own your shares directly, you may sell your shares on any day the New York Stock Exchange ("NYSE") is open for business by contacting the Fund directly by mail or telephone at 1-866-777-8227.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to sell your shares.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 42 OF THE PROSPECTUS.

--------------------------------------------------------------------------------
CAMBIAR GLOBAL SELECT FUND
--------------------------------------------------------------------------------

FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
The Cambiar Global Select Fund (the "Fund") seeks long-term capital appreciation.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Redemption Fee (as a percentage of amount redeemed,
  if shares redeemed have been held for less than 90 days)            2.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fees                                                   1.00%
Other Expenses(1)                                                13.80%
Shareholder Service Fees                                          0.25%
Acquired Fund Fees and Expenses                                   0.01%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(2)                          15.06%
Less Fee Reductions and/or Expense Reimbursements(3)            (13.75)%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee Reductions
  and/or Expense Reimbursements(2)                               1.31%

(1)  Other Expenses are based on estimated amounts for the current fiscal year.

(2) The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

(3) Cambiar Investors LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.30% of the Fund's Investor Class Shares' average daily net assets until September 1, 2013. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may retain the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2013.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including capped expenses for the period described in the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 Year       3 Years       5 Years       10 Years
--------------------------------------------------------------------------------
               $133         $2,950        $5,229        $9,198


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. For the period from November 30, 2011 to April 30, 2012, the Fund's portfolio turnover rate was 22% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies located throughout the world. The equity securities in which the Fund generally invests are common stocks and American Depositary Receipts ("ADRs"). The Fund may invest in securities of companies of any market capitalization and expects, under normal market conditions, to invest at least 40% of its assets in non-U.S. companies. The Adviser considers a company to be a "non-U.S. company" if: (i) 50% of the company's assets are located outside of the United States; or (ii) 50% of the company's revenues are generated outside of the United States; or (iii) the company is domiciled or doing a substantial amount of business outside of the United States. The majority of these companies operate in "established" markets; however, when opportunities warrant, the Adviser may invest up to 25% of its assets in securities of companies in "emerging market" countries. An "emerging market" country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. In many circumstances, the Fund purchases ADRs of foreign companies on U.S. exchanges, rather than foreign shares on foreign exchanges, to facilitate greater liquidity and lower custodial expenses.

Cambiar Investors LLC's ("Cambiar" or the "Adviser") investment professionals work as a team to develop investment ideas by analyzing company and industry statements, monitoring Wall Street and other research sources and interviewing company management. The Adviser also evaluates economic conditions and fiscal and monetary policies. The Adviser's approach focuses first on individual stocks and then on industries or sectors. The Adviser does not attempt to time the market. The Adviser tries to select quality companies:

o    Possessing above-average financial characteristics;

o    Having seasoned management;

o    Enjoying product or market advantages;

o Whose stock is selling at a low relative historical valuation based on ratios such as price-to-earnings, price-to-book, price-to-sales and price-to-cash flow;

o Experiencing positive developments not yet recognized by the markets, such as positive changes in management, improved margins, corporate restructuring or new products; and/or

o    Possessing significant appreciation potential within 12 to 18 months.

The Adviser may sell a stock because:

o    It realizes positive developments and achieves its target price;

o    It experiences exaggerated price moves relative to actual developments;

o    It becomes overweighted in the portfolio; or

o    It experiences a change in or deteriorating fundamentals.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------
As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that the mid- and small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The mid- and small-capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid- and small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid- and small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and European Depositary Receipts ("EDRs") are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions.

Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Fund investments in foreign currencies and securities denominated in foreign currencies are subject to currency risk. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Additionally, the value of a Fund's assets measured in U.S. dollars may be affected by exchange control regulations. The Fund will generally incur transaction costs in connection with conversions between various currencies which will negatively impact performance.

The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
The Fund commenced operations on November 30, 2011, and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return based on net assets and comparing the Fund's performance to a broad measure of market performance.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
Cambiar Investors LLC

PORTFOLIO MANAGER
--------------------------------------------------------------------------------
Ania A. Aldrich, CFA, Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since its inception.

Todd L. Edwards, PhD, International Investment Analyst, joined the Adviser in 2007 and has served on the portfolio team for the Fund since its inception.

Alvaro Shiraishi, International Investment Analyst, joined the Adviser in 2007 and has served on the portfolio team for the Fund since its inception.

PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------
To purchase shares of the Fund for the first time, you must invest at least $100,000 ($25,000 for individual retirement accounts ("IRAs") and $12,500 for Spousal IRAs). Thereafter, your investments must be at least $100.

If you own your shares directly, you may sell your shares on any day the New York Stock Exchange ("NYSE") is open for business by contacting the Fund directly by mail or telephone at 1-866-777-8227.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to sell your shares.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 42 OF THE PROSPECTUS.

--------------------------------------------------------------------------------
SUMMARY INFORMATION ABOUT TAXES AND
FINANCIAL INTERMEDIARY COMPENSATION
--------------------------------------------------------------------------------

TAX INFORMATION
--------------------------------------------------------------------------------
Each Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) or individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------
If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

--------------------------------------------------------------------------------
INVESTING WITH THE CAMBIAR FUNDS
--------------------------------------------------------------------------------

BUYING FUND SHARES
--------------------------------------------------------------------------------
To purchase Investor Class Shares directly from the Funds through their transfer agent, complete and send in the account application. If you need an account application or have questions, please call 1-866-777-8227.

All investments must be made by check or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

BY MAIL

You can open an account with the Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the "Invest by Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number and the name of the Fund.

REGULAR MAIL ADDRESS

The Cambiar Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

DST Systems, Inc.
c/o The Cambiar Funds
430 West 7th Street
Kansas City, MO 64105

BY WIRE

To open an account by wire, call 1-866-777-8227 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).

WIRING INSTRUCTIONS

UMB Bank, N.A.
ABA # 101000695
The Cambiar Funds
DDA Acct. # 9871063178
Ref: Fund name/account number/account name

BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Funds. To cancel or change a plan, write to the Funds at: The Cambiar Funds, P.O. Box 219009, Kansas City, MO 64121 (Express Mail Address: 430 West 7th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

PURCHASES IN-KIND

Subject to the approval of the Funds, an investor may purchase shares of a Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

MINIMUM INVESTMENTS

You can open an account with any Fund, except the Cambiar SMID and Cambiar Global Select Funds, with a minimum initial investment of $2,500 ($500 for individual retirement accounts ("IRAs") and $250 for Spousal IRAs). You can open an account with the Cambiar SMID and Cambiar Global Select Funds with a minimum initial investment of $100,000 ($25,000 for IRAs and $12,500 for Spousal IRAs). Thereafter your investments must be at least $100 for each Fund. Each Fund reserves the right to waive the minimum initial investment amounts in its sole discretion.

FUND CODES

Each Fund's reference information, which is listed below, will be helpful to you when you contact the Funds to purchase or exchange Investor Class Shares, check a Fund's daily net asset value per share ("NAV") or obtain additional information.

                                          TRADING                    FUND
FUND NAME                                  SYMBOL       CUSIP        CODE
--------------------------------------------------------------------------------
Cambiar Opportunity Fund                   CAMOX      00758M261      1262
Cambiar International Equity Fund          CAMIX      00758M139      1269
Cambiar Small Cap Fund                     CAMSX      0075W0817      1363
Cambiar Aggressive Value Fund              CAMAX      0075W0650      1365
Cambiar SMID Fund                          CAMMX      00769G766      1270
Cambiar Global Select Fund                 CAMGX      00769G113      1366

REDEEMING FUND SHARES
--------------------------------------------------------------------------------

BY MAIL

You may contact the Funds directly by mail at: The Cambiar Funds, P.O. Box 219009, Kansas City, MO 64121 (Express Mail Address: DST Systems, Inc. c/o The Cambiar Funds, 430 West 7th Street, Kansas City, MO 64105). Send a letter to the Funds signed by all registered parties on the account specifying:

o    The Fund name;

o    The account number;

o    The dollar amount or number of shares you wish to redeem;

o    The account name(s); and

o    The address to which redemption (sale) proceeds should be sent.

All registered share owner(s) must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that we must be provided with the original guarantee. Signature guarantees are for the protection of our shareholders. Before it grants a redemption request, a Fund may require a shareholder to furnish additional legal documents to insure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership may require additional documentation along with a signature guaranteed letter of instruction. Please contact Shareholder Services at 1-866-777-8227 for more information. The Funds participate in the Paperless Legal Program (the "Program"). Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation.

BY TELEPHONE

You must first establish the telephone redemption privilege (and, if desired, the wire or ACH redemption privilege) by completing the appropriate sections of the account application.

Call 1-866-777-8227 to redeem your shares. Based on your instructions, the Funds will mail your proceeds to you or send them to your bank by either Fed wire or ACH.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Funds.

EXCHANGING FUND SHARES
--------------------------------------------------------------------------------
At no charge, you may exchange Investor Class Shares of one Cambiar Fund for Investor Class Shares of another Cambiar Fund by writing to or calling the Funds, subject to any applicable minimum investment requirements. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined at the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

For information regarding the federal income tax consequences of transactions in shares of a Fund, including information about cost basis reporting, see "Federal Taxes."

TRANSACTION POLICIES
--------------------------------------------------------------------------------

CALCULATING YOUR SHARE PRICE

You may buy, sell or exchange shares of a Fund on each day the NYSE is open for business (a "Business Day") at a price equal to its net asset value ("NAV") next computed after the Fund receives your order in good form. The Funds calculate NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Funds or an authorized institution must receive your order in good form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following Business Day. If the NYSE closes early - such as on days in advance of certain generally observed holidays - the Funds will calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Funds may change on days when you are unable to purchase or redeem shares.

Each Fund calculates its NAV by adding the total value of its assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. In calculating NAV, the Funds generally value their investment portfolios at market price. If market prices are not readily available or the Funds reasonably believe that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, but before the time as of which a Fund calculates NAV, the Funds are required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees (the "Board"). Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Funds' Fair Value Pricing Committee, members of which are appointed by the Board. The Funds' determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Funds assign to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

With respect to non-U.S. securities held by the Cambiar International Equity Fund or the Cambiar Aggressive Value Fund, the Funds may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Funds may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time as of which a Fund prices its shares, the value the Funds assign to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Funds may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information related to the securities.

There may be limited circumstances in which a Fund would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

When valuing fixed income securities with remaining maturities of more than 60 days, the Funds use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security if a quotation is readily available, or may be based upon the values of securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Funds use the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of the Funds through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Funds prior to the time the Funds calculate their NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Funds after the time NAV is calculated for a particular day will receive the following day's NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption requests for Fund shares ("authorized institutions"). These requests are executed at the NAV next determined after the authorized institution receives the request. To determine whether your financial intermediary is an authorized institution such that it may act as agent on behalf of the Funds with respect to purchase and redemption requests for Fund shares, you should contact them directly.

If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with the Funds. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your authorized institution directly.

IN-KIND TRANSACTIONS

Under certain conditions and at the Funds' discretion, you may pay for shares of the Funds with securities instead of cash. In addition, the Funds may pay part of your redemption proceeds (in excess of $250,000) with securities instead of cash. It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

REDEMPTION FEE

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of short-term trading, the Cambiar International Equity Fund, the Cambiar Small Cap Fund, the Cambiar Aggressive Value Fund, the Cambiar SMID Fund and the Cambiar Global Select Fund each charge a 2.00% redemption fee on redemptions of shares that have been held for less than 90 days. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund from which the redemption was made. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of a Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The redemption fee is applicable to Fund shares purchased either directly from the Funds or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. Each Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, each Fund recognizes that due to operational and systems limitations, intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, a Fund may not be able to defray the expenses associated with those short-term trades made by that financial intermediary's customers.

The Cambiar International Equity Fund, the Cambiar Small Cap Fund, the Cambiar Aggressive Value Fund, the Cambiar SMID Fund and the Cambiar Global Select Fund each reserve the right to waive its redemption fee at its discretion when it believes such waiver is in the best interests of the Fund, including with respect to certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns or where the financial intermediary's processing systems are unable to properly apply the redemption fee. These categories currently include, but are not limited to, the following:
(i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders;
(ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic withdrawals; and (v) retirement loans and withdrawals.

PAYMENT OF REDEMPTION PROCEEDS

Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account once you have established banking instructions with the Funds. The Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form, meaning that it is complete and contains all necessary information and has all supporting documentation (such as proper signature guarantees, IRA rollover forms, etc.).

The Funds may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the Funds may require a shareholder to furnish additional legal documents to insure proper authorization.

If you redeem shares that were purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date.

TELEPHONE TRANSACTIONS

The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Therefore, the Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.

RIGHTS RESERVED BY THE FUNDS

PURCHASES

At any time and without notice, the Funds may:

o    Stop offering shares;

o    Reject any purchase order; or

o Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can adversely impact performance by disrupting management and by increasing expenses.) The Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading patterns, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction. For more information about the Funds' policies on excessive trading, see "Excessive Trading Policies and Procedures."

REDEMPTIONS

At any time and without notice, the Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The Funds may suspend your right to redeem if:

o    Trading on the NYSE is restricted or halted; or

o The U.S. Securities and Exchange Commission allows the Funds to delay redemptions.

EXCHANGES

The Funds may:

o Modify or cancel the exchange program at any time on 60 days' written notice to shareholders;

o    Reject any request for an exchange; or

o Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

ACCOUNT POLICIES
--------------------------------------------------------------------------------

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders, and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of each Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring each Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Cambiar International Equity Fund and the Cambiar Aggressive Value Fund invest in foreign securities traded primarily on markets that close prior to the time the Funds determine their NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund's shares if the price of the Fund's foreign securities do not reflect their fair value. Although the Funds have procedures designed to determine the fair value of foreign securities for purposes of calculating their NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information on how the Funds use fair value pricing, see "Calculating Your Share Price."

Because the Funds may invest in mid- and small capitalization securities which often trade in lower volumes and may be less liquid, the Funds may be more susceptible to the risks posed by frequent trading because frequent transactions in the Funds' shares may have a greater impact on the market prices of these types of securities. In addition, because frequent trading may cause a Fund to attempt to maintain higher cash positions, changes to a Fund's holdings in response to frequent trading may impact the market prices of such relatively thinly traded securities held by a Fund.

The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include:

o Shareholders are restricted from making more than 3 "round trips" into or out of each Fund per year. If, to the knowledge of the Funds, a shareholder exceeds this amount, the Funds and/or their service providers may, at their discretion, reject any additional purchase or exchange orders. The Funds define a "round trip" as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

o The Cambiar International Equity Fund, the Cambiar Small Cap Fund, the Cambiar Aggressive Value Fund, the Cambiar SMID Fund and the Cambiar Global Select Fund each assess a redemption fee of 2.00% on redemptions by shareholders of Fund shares held for less than 90 days (subject to certain exceptions as discussed in "Redemption Fee").

o Each Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

Each Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in a Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds have entered into "information sharing agreements" with these financial intermediaries, which permit the Funds to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in the Funds' shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.

The Funds reserve the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

SMALL ACCOUNTS

The Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. (See "Buying Shares-Minimum Investments" for minimum initial investment amounts.) This provision does not apply:

o    To retirement accounts and certain other accounts; or

o When the value of your account falls because of market fluctuations and not your redemptions.

The Funds will provide you at least 30 days' written notice to allow you sufficient time to add to your account and avoid the sale of your shares.

DISTRIBUTIONS

Normally, each Fund distributes its net investment income and its net capital gains, if any, at least once a year. The Funds will automatically reinvest dividends and distributions in additional shares of a Fund, unless you elect on your account application to receive them in cash.

FEDERAL TAXES

The following is a summary of the federal income tax consequences of investing in the Funds. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effect of your investment in the Funds.

TAXES ON DISTRIBUTIONS

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions that are designated by the Funds as qualified dividend income are generally taxable at the rates applicable to long-term capital gains. Absent further legislation, the reduced tax rates applicable to qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2012. Once a year, each Fund will send you a statement showing the types and total amount of distributions you received during the previous year.

Recent legislation effective beginning in 2013 provides that U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a new 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Funds).

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 1-866-777-8227 to find out when the Funds expect to make a distribution to shareholders.

TAXES ON THE SALE OR EXCHANGE OF FUND SHARES

Each sale or exchange of shares of the Funds may be a taxable event. For tax purposes, an exchange of shares of one Cambiar Fund for another is the same as a sale.

A sale of Fund shares may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.

The Funds (or their administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, a Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, a Fund will use the average basis method as the default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.

INVESTMENTS IN FOREIGN SECURITIES

To the extent that the Funds invest in foreign securities, they may be subject to foreign withholding taxes with respect to dividends or interest the Funds received from sources in foreign countries. If more than 50% of the total assets of a Fund consist of foreign securities, that Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

ADDITIONAL INFORMATION ABOUT TAXES

More information about taxes is in the SAI.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

The investment objective of the Cambiar Opportunity Fund and the Cambiar International Equity Fund is to seek total return and capital preservation. The investment objective of the Cambiar Small Cap Fund, the Cambiar Aggressive Value Fund, the Cambiar SMID Fund and the Cambiar Global Select Fund is to seek long-term capital appreciation. The investment objective of each Fund may be changed without shareholder approval. In addition to their investment objectives, the Cambiar Opportunity Fund and the Cambiar International Equity Fund each have a goal to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential.

OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------
Each Fund may employ non-principal investment practices that this prospectus does not describe, such as when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. In addition, each Fund may use the investment strategies described below. For more information concerning any of the Funds' investment practices and risks, please read the SAI.

DERIVATIVES

The Funds may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps, in an effort to increase returns, to hedge against the risk of unfavorable price movements in the underlying instruments, to provide economic exposure to a security or issuer, to manage cash flows or currency exposure, to address tax considerations, or as an alternative to selling a security short. Forward foreign currency exchange contracts, futures, options and swaps are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the Funds' gains or losses. There are various factors that affect each Fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Funds buy or sell. The Funds could be negatively affected if the change in market value of their securities fails to correlate perfectly with the values of the derivatives they purchased or sold.

SHORT-TERM INVESTING

The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, political or other circumstances, each Fund may invest up to 100% of its assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the Funds' principal investment strategies, and may prevent the Funds from achieving their investment objectives. The Funds will use a temporary strategy if the Adviser believes that pursuing the Funds' investment objectives will subject them to a significant risk of loss. Each of the Cambiar International Equity Fund, the Cambiar Small Cap Fund and the Cambiar SMID Fund has a policy requiring it to invest, under normal circumstances, at least 80% of its net assets in particular types of securities as described in each Fund's principal investment strategies. In addition to the temporary measures described above, each Fund may also temporarily deviate from its 80% policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions.

When the Adviser pursues a temporary defensive strategy, the Funds may not profit from favorable developments that they would have otherwise profited from if they were pursuing their normal strategies.

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Funds generally post a detailed list of their securities (portfolio holdings) as of the most recent calendar month end, 30 days after the end of the calendar month. In addition, the Funds generally post their ten largest portfolio holdings, and the percentage that each of these holdings represents of each Fund's total assets, as of the most recent calendar month end, 10 calendar days after the end of the calendar month. These postings can be found on the internet at http://aicfundholdings.com/cambiar and generally remain until replaced by new postings as described above. The Adviser may exclude any portion of the Funds' portfolio holdings from publication when deemed in the best interest of the Funds. Please consult the Funds' SAI for a description of the policies and procedures that govern disclosure of the Funds' portfolio holdings.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------
INVESTMENT ADVISER

Cambiar Investors LLC, a Delaware limited liability corporation located at 2401 East Second Avenue, Suite 500, Denver, Colorado 80206, serves as the investment adviser to each of the Funds. Cambiar manages and supervises the investment of each Fund's assets on a discretionary basis, subject to oversight by the Board. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of the average daily net assets of each Fund, as set forth in the table below. As of June 30, 2012, the Adviser had approximately $6.6 billion in assets under management. Cambiar has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1973.

The Adviser has contractually agreed to reduce its fees and reimburse expenses of the Investor Class Shares of each Fund in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding the amounts listed in the table below, as a percentage of average daily net assets until September 1, 2013. To maintain these expense limits, the Adviser may reduce a portion of its management fee and/or reimburse certain expenses of the Funds. In addition, if at any point total annual Fund operating expenses (not including excluded expenses) are below the expense caps, the Adviser may retain the difference between each Fund's total annual Fund operating expenses (not including excluded expenses) and the amounts listed below to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three year period during which the agreement (or any prior agreement) was in place, but after September 1, 2009. The table also lists the amount each Fund paid the Adviser during the most recent fiscal year, as a percentage of its average net assets.


                                                                          CAMBIAR               CAMBIAR
                               CAMBIAR        CAMBIAR       CAMBIAR     AGGRESSIVE   CAMBIAR    GLOBAL
                             OPPORTUNITY   INTERNATIONAL   SMALL CAP       VALUE       SMID     SELECT
                                 FUND       EQUITY FUND      FUND          FUND        FUND      FUND
-------------------------------------------------------------------------------------------------------
Management Fees                 0.90%(1)       0.90%         1.05%         1.00%       1.05%     1.00%
-------------------------------------------------------------------------------------------------------
Expense Limits -- Investor
Class                           1.20%          1.20%         1.30%         1.35%       1.35%     1.30%
-------------------------------------------------------------------------------------------------------
Advisory Fee Paid During
the Most Recent Fiscal
Year (after waivers)            0.84%          0.74%         0.93%         0.96%      N/A(2)     N/A(3)
-------------------------------------------------------------------------------------------------------

(1) The amount shown represents the Fund's current Management Fee. The Fund's actual Management Fee paid for the fiscal year ended April 30, 2012 was 0.94%. The Fund pays the Adviser compensation at an annual rate as follows:
     0.90% on the first $2.5 billion of average daily net assets and 0.75% on average daily net assets in excess of $2.5 billion.

(2)  The Cambiar SMID Fund commenced operations on May 31, 2011.
(3)  The Cambiar Global Select Fund commenced operations on November 30, 2011.

A discussion regarding the basis for the Board's approval of the Funds' investment advisory agreements can be found in the Funds' October 31, 2011 Semi-Annual Report to Shareholders, which covers the period from May 1, 2011 to October 31, 2011.

PORTFOLIO MANAGERS

The Cambiar Opportunity Fund, the Cambiar International Equity Fund, the Cambiar Small Cap Fund, the Cambiar SMID Fund and the Cambiar Global Select Fund are each managed by a team of investment professionals that are jointly and primarily responsible for the day-to-day management of these Funds. Brian M. Barish serves as the sole portfolio manager of the Cambiar Aggressive Value Fund. The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

Brian M. Barish, CFA, President, Director of Research, joined the Adviser in 1997 and has over 22 years of investment experience. He serves as the sole portfolio manager of the Cambiar Aggressive Value Fund and also serves as the Lead Manager of the investment team of the Cambiar Opportunity Fund and Co-Manager of the Cambiar International Equity Fund, the Cambiar Small Cap Fund and the Cambiar SMID Fund. He focuses on the technology, media, aerospace and defense sectors. Prior to joining the Adviser, Mr. Barish served as Director of Emerging Markets Research for Lazard Freres & Co., a New York based investment bank. He has also served as a securities analyst with Bear, Stearns & Co. and Arnhold S. Bleichroeder, a New York based research firm. Mr. Barish received a BA in Economics and Philosophy from the University of California, Berkeley, and holds the Chartered Financial Analyst designation.


Maria L. Mendelsberg, CFA, Principal, joined the Adviser in 1997 and has over 18 years of investment experience. She co-manages the Cambiar Opportunity Fund, the Cambiar Small Cap Fund and the Cambiar SMID Fund, with a focus on the health care and retail sectors. Prior to joining the Adviser, Ms. Mendelsberg served as an investment analyst for Eaton Vance Management, a Boston based investment company. Before launching her investment career, she spent many years working in retail management. Ms. Mendelsberg received a BA in Economics and Classics from Brown University, and holds the Chartered Financial Analyst designation.

Ania A. Aldrich, CFA, Principal, joined the Adviser in 1999 and has over 22 years of investment experience. She co-manages the Cambiar Opportunity Fund, the Cambiar International Equity Fund, the Cambiar Small Cap Fund, the Cambiar SMID Fund and the Cambiar Global Select Fund, with a focus on the financial services and consumer products sectors. Prior to joining the Adviser, Ms. Aldrich was a global equity analyst at Bankers Trust, a New York based investment company, covering the financial services and transportation sectors. She began her career as a senior investor relations professional at BET PLC, a New York based communications firm. Ms. Aldrich holds an MBA in Finance from Fordham University and a BA in Computer Science from Hunter College. She also holds the Chartered Financial Analyst designation.


Timothy A. Beranek, Principal, joined the Adviser in 1999 and has over 19 years of investment experience. He co-manages the Cambiar Opportunity Fund, the Cambiar Small Cap Fund and the Cambiar SMID Fund, with a focus on the utilities and basic materials sectors. Prior to joining the Adviser, Mr. Beranek was with Resources Trust where he had responsibility for oversight of financial controls for the company's mutual fund trading relationships. He began his career with Merrill Lynch. Mr. Beranek holds a Masters in Finance from the University of Colorado and a BS in Economics from the University of South Dakota.


Jennifer M. Dunne, CFA, Vice President, joined the Adviser in 2005 and has over 17 years of investment experience. She co-manages the Cambiar International Equity Fund with a focus on the energy, industrials, utilities and basic materials sectors. Prior to joining the Adviser, Ms. Dunne was a senior equity analyst at Founders Asset Management LLC, a Colorado based asset management firm. Ms. Dunne holds a graduate diploma from the London School of Economics as well as a Masters of Economics from the University of British Columbia and a BA from the University of Colorado, Boulder. She also holds the Chartered Financial Analyst designation.

Andrew P. Baumbusch, Principal, joined the Adviser in 2004 and has over 13 years of investment experience. He co-manages the Cambiar Opportunity Fund, the Cambiar International Equity Fund, the Cambiar Small Cap Fund and the Cambiar SMID Fund, with a focus on the industrials, media and telecom sectors. Prior to joining the Adviser, Mr. Baumbusch served as an investment analyst at Franklin Templeton, Atrium Capital and Alex Brown & Sons. Mr. Baumbusch holds an MBA from the Stanford Graduate School of Business and a BA in Economics from Princeton University.


Todd L. Edwards, PhD, joined the Adviser in 2007 and has over 16 years of investment experience. He co-manages the Cambiar Global Select Fund and Cambiar International Equity Fund with a focus on non-U.S. company coverage in the financial services and consumer staple sectors. In addition, Mr. Edwards is responsible for the

Adviser's macroeconomic and policy research efforts. Prior to joining the Adviser, he was a Director in the Global Emerging Markets Group at Citigroup. Before that, he served as Director of Research and Equity Strategist at BBVA Securities. Mr. Edwards began his investment career as a research analyst at Salomon Brothers. An accomplished author, he has written books on Brazil and Argentina. Mr. Edwards received a PhD and MA from Tulane University and a BA from Colorado College.


Alvaro Shiraishi, International Investment Analyst, joined the Adviser in 2007 and has over 18 years of investment experience. Mr. Shiraishi co-manages the Cambiar Global Select Fund and Cambiar International Equity Fund. He is responsible for non-U.S. company coverage in the basic materials and consumer discretionary sectors. Prior to joining the Adviser, he worked at Aon Corporation in Chicago, where he conducted risk management research for the industrials and construction industries. Mr. Shiraishi began his investment career as an equity analyst for UBS. Mr. Shiraishi received a BA in Economics from Universidad Panamericana in Mexico City.

Jeffrey H. Susman, Senior Investment Analyst, joined the Adviser in 2005 and has over 12 years of investment experience. He co-manages the Cambiar Opportunity Fund, the Cambiar Small Cap Fund and the Cambiar SMID Fund. Mr. Susman is responsible for company coverage in the consumer discretionary and technology sectors. Prior to joining the Adviser, he worked at UBS Investment Bank, where he was an associate analyst on the Global Communications Equipment Equity Research Team. Mr. Susman began his investment career as a Research Associate at Wellington Management. Mr. Susman received an MBA in Finance and Corporate Strategy from the University of Michigan and a BA in Economics and International Relations from Tufts University.


MORE INFORMATION ABOUT THE FUNDS' HISTORY AND PERFORMANCE
--------------------------------------------------------------------------------

CAMBIAR OPPORTUNITY FUND
Effective June 24, 2002, the Cambiar Opportunity Fund ("Opportunity Fund") became the successor to a separate mutual fund, the UAM Funds Trust Cambiar Opportunity Portfolio (the "Predecessor Opportunity Fund"). The Predecessor Opportunity Fund was managed by the same Adviser that currently manages the Opportunity Fund, had identical investment objectives and strategies as the Opportunity Fund and was subject to substantially similar fees and expenses. The performance shown in the bar chart and performance table on page 6 of this prospectus represents the performance of the Predecessor Opportunity Fund for periods prior to June 24, 2002.

CAMBIAR INTERNATIONAL EQUITY FUND
Effective September 9, 2002, the Cambiar International Equity Fund ("International Equity Fund") became the successor to the Cambiar
International Equity Trust (the "Predecessor International Fund"), an unregistered, similarly managed fund. The Predecessor International Fund was managed by the same Adviser that currently manages the International Equity Fund and had identical investment objectives and strategies as the International Equity Fund. The performance shown in the bar chart and performance table on page 14 of this prospectus represents the performance of the Predecessor International Fund for periods prior to September 9, 2002, adjusted to reflect expenses for the International Equity Fund. The Predecessor International Fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as the International Equity Fund. If it had been, the Predecessor International Fund's performance may have been lower.

CAMBIAR SMALL CAP FUND

Prior to September 1, 2009, the Cambiar Small Cap Fund's ("Small Cap Fund") investment strategy also included investments in common stocks of medium-sized companies, in addition to investments in common stocks of small-sized companies; therefore, the performance shown in the bar chart and performance table on page 20 of this prospectus for periods prior to September 1, 2009 may have differed had the Small Cap Fund's current investment strategy been in effect during those periods.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

The Funds may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Funds generally pay financial intermediaries a fee that is based on the assets of each Fund that are attributable to investments by customers of the financial intermediary. These shareholder services for which financial intermediaries are compensated, which do not include distribution related services, may include record-keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Funds. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Funds or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

The Funds have adopted a shareholder servicing plan that provides that each Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on each Fund's Investor Class Shares' average daily net assets. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------
From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments may be in addition to any shareholder servicing payments that are reflected in the fee table sections of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds.

A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing a Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Funds'
SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/ or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of a Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Funds, as well as information about any fees and/or commissions it charges.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Investor Class Shares of the Opportunity Fund, International Equity Fund, Small Cap Fund, Aggressive Value Fund, SMID Fund and Global Select Fund. The financial highlights table is intended to help you understand the financial performance of each Fund for the past five fiscal years or the period of the Fund's operations. Certain information contained in the tables reflects the financial results for a single Investor Class Share of each Fund. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds assuming all dividends and distributions were reinvested. The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Funds. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2012 Annual Report of the Funds, which is available upon request by calling the Funds at 1-866-777-8227.

                                                           YEARS ENDED APRIL 30,
OPPORTUNITY FUND                          2012         2011         2010         2009         2008
----------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Year      $ 20.38      $ 16.31      $ 11.43      $ 18.65      $ 20.97
                                        -------      -------      -------      -------      -------
Income (Loss) from Operations:
  Net Investment Income(1)                 0.13         0.07         0.13         0.11         0.03
  Net Realized and Unrealized Gain
    (Loss)                                (2.52)        4.18         4.77         (7.04)       (1.45)
                                        -------      -------      -------      -------      -------
    Total From Operations                 (2.39)        4.25         4.90         (6.93)       (1.42)
                                        -------      -------      -------      -------      -------
Dividends and Distributions:
  Net Investment Income                   (0.09)       (0.18)       (0.02)       (0.09)       (0.06)
  Net Realized Gain                          --           --           --        (0.20)       (0.84)
                                        -------      -------      -------      -------      -------
    Total Dividends and
      Distributions                       (0.09)       (0.18)       (0.02)       (0.29)       (0.90)
                                        -------      -------      -------      -------      -------
Net Asset Value, End of Year             $17.90       $20.38       $16.31       $11.43       $18.65
                                        =======      =======      =======      =======      =======
Total Return(2)                          (11.71)%     26.19%       42.89%       (37.05)%     (6.90)%
                                        =======      =======      =======      =======      =======
Ratios and Supplemental Data
  Net Assets, End of Year (Thousands)  $923,887   $1,279,183     $811,337     $634,969   $1,085,391
  Ratio of Expenses to
    Average Net Assets                    1.20%        1.20%        1.20%        1.20%        1.20%
  Ratio of Expenses to Average
    Net Assets (Excluding Waivers and
    Fees Paid Indirectly)                 1.30%        1.33%        1.35%        1.35%        1.31%
  Ratio of Net Investment Income to
    Average Net Assets                    0.73%        0.36%        0.91%        0.83%        0.16%
  Portfolio Turnover Rate                   62%          63%          78%         131%          67%

(1)  Per share data calculated using the average shares method.
(2) Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Amounts designated as "--" is $0 or has been rounded to $0.

                                                      YEARS ENDED APRIL 30,
INTERNATIONAL EQUITY FUND               2012        2011        2010        2009        2008
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR     $21.63      $17.32      $12.11      $25.85      $26.27
                                       ------      ------      ------      ------      ------
Income (Loss) from Operations:
  Net Investment Income(1)               0.33        0.20        0.22        0.16        0.15
  Net Realized and Unrealized
    Gain (Loss)                         (2.24)       4.32        4.99      (12.44)       1.73
                                       ------      ------      ------      ------      ------
    Total From Operations               (1.91)       4.52        5.21      (12.28)       1.88
                                       ------      ------      ------      ------      ------
Dividends and Distributions:
  Net Investment Income                 (0.18)      (0.21)         --       (0.14)      (0.20)
  Net Realized Gain                        --          --          --       (1.31)      (2.10)
  Return of Capital                        --          --          --       (0.01)         --
                                       ------      ------      ------      ------      ------
    Total Dividends and
      Distributions                     (0.18)      (0.21)         --       (1.46)      (2.30)
                                       ------      ------      ------      ------      ------
Redemption Fees                          0.00(2)     0.00(2)     0.00(2)     0.00(2)     0.00(2)
                                       ------      ------      ------      ------      ------
Net Asset Value, End of Year           $19.54      $21.63      $17.32      $12.11      $25.85
                                       ======      ======      ======      ======      ======
Total Return(3)                       (8.72)%(4)   26.27%(4)   43.02%(4)   (47.44)%(4)   6.85%
                                       ======      ======      ======      ======      ======
Ratios and Supplemental Data
  Net Assets, End of Year
    (Thousands)                       $35,285     $38,356     $25,517     $18,710     $43,609
  Ratio of Expenses to Average
    Net Assets                          1.30%       1.30%       1.30%       1.38%(5)    1.50%
  Ratio of Expenses to Average
    Net Assets (Excluding Waivers
    and Fees Paid Indirectly)           1.61%       1.68%       1.75%       1.65%       1.52%
  Ratio of Net Investment Income
    to Average Net Assets               1.73%       1.11%       1.39%       1.00%       0.56%
Portfolio Turnover Rate                   62%         69%         86%        161%        114%

(1)  Per share data calculated using the average shares method.
(2)  Amount represents less than $0.01 per share.
(3) Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(4) Total return would have been lower had the Adviser not waived a portion of its fee.
(5) The expense ratio includes fees paid indirectly. Had these fees been excluded the ratio would have been 1.39%.
Amounts designated as "--" are $0 or have been rounded to $0.

                                                        YEARS ENDED APRIL 30,
SMALL CAP FUND                           2012        2011        2010       2009        2008
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR     $19.76      $15.03       $9.59      $13.53      $16.43
                                       ------      ------      ------       -----      ------
Income (Loss) from Operations:
  Net Investment Loss(1)                (0.10)      (0.07)      (0.06)      (0.05)      (0.06)
  Net Realized and Unrealized
    Gain (Loss)                         (0.35)(6)    4.79        5.50       (3.89)      (2.15)
                                       ------      ------      ------       -----      ------
    Total From Operations               (0.45)       4.72        5.44       (3.94)      (2.21)
                                       ------      ------      ------       -----      ------
Dividends and Distributions:
  Net Investment Income                    --          --          --          --          --
  Net Realized Gain                     (0.55)         --          --          --       (0.69)
                                       ------      ------      ------       -----      ------
    Total Dividends and Distributions   (0.55)         --          --          --       (0.69)
                                       ------      ------      ------       -----      ------
Redemption Fees                          0.00(2)     0.01        0.00(2)     0.00(2)     0.00(2)
                                       ------      ------      ------       -----      ------
Net Asset Value, End of Year           $18.76      $19.76      $15.03       $9.59      $13.53
                                       ======      ======      ======       =====      ======
Total Return(3)                       (1.80)%(4)   31.47%(4)   56.73%(4)   (29.12)%(4) (13.55)%
                                       ======      ======      ======       =====      ======
Ratios and Supplemental Data
  Net Assets, End of Year
    (Thousands)                      $800,200    $559,940    $122,384     $39,184     $68,935
Ratio of Expenses to Average
  Net Assets                            1.26%       1.25%       1.24%        1.32%(5)   1.43%
Ratio of Expenses to Average
  Net Assets (Excluding Waivers and
  Fees Paid Indirectly)                 1.38%       1.43%       1.60%        1.58%      1.46%
Ratio of Net Investment Loss to
  Average Net Assets                   (0.55)%      (0.44)%    (0.52)%      (0.42)%    (0.42)%
Portfolio Turnover Rate                   70%         85%         99%         103%       124%

(1)  Per share data calculated using average shares method.
(2)  Amount represents less than $0.01 per share.
(3) Total return is for the year indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(4) Total return would have been lower had the Adviser not waived a portion of its fee.
(5) The expense ratio includes fees paid indirectly. Had these fees been excluded the ratio would have been 1.34%.
(6) The amount shown for the year ended April 30, 2012 for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.
Amounts designated as "--" are $0 or have been rounded to $0.

                                                                                     AUGUST 31,
                                                                                     2007(1) TO
                                                YEARS ENDED APRIL 30,                 APRIL 30,
AGGRESSIVE VALUE FUND                   2012        2011         2010       2009        2008
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR     $16.25      $10.93       $6.24      $10.77      $10.00
                                       ------      ------      ------      ------      ------
Income (Loss) from Operations:
  Net Investment Income (Loss)(2)       (0.03)      (0.12)      (0.01)       0.02       (0.03)
  Net Realized and Unrealized
    Gain (Loss)                         (4.73)       5.89        4.70       (4.42)       0.81
                                       ------      ------      ------      ------      ------
    Total From Operations               (4.76)       5.77        4.69       (4.40)       0.78
                                       ------      ------      ------      ------      ------
Dividends and Distributions:
  Net Investment Income                    --       (0.03)         --          --       (0.01)
  Net Realized Gain                     (0.55)      (0.46)         --       (0.14)         --
  Return of Capital                      0.00(3)       --          --        0.00(3)       --
                                       ------      ------      ------      ------      ------
    Total Dividends and Distributions   (0.55)      (0.49)         --       (0.14)      (0.01)
                                       ------      ------      ------      ------      ------
Redemption Fees                            --        0.04        0.00(3)     0.01        0.00(3)
                                       ------      ------      ------      ------      ------
Net Asset Value, End of Year           $10.94      $16.25      $10.93       $6.24      $10.77
                                       ------      ------      ------      ------      ------
Total Return(4)                        (29.09)%     54.32%      75.16%     (40.52)%     7.83%
                                       ======      ======      ======      ======      ======
Ratios and Supplemental Data
  Net Assets, End of Period
    (Thousands)                      $227,573    $390,335     $29,716     $16,620     $21,921
  Ratio of Expenses to Average
    Net Assets                          1.35%       1.36%       1.50%        1.50%      1.50%(6)
  Ratio of Expenses to Average Net
    Assets (Excluding Waivers,
    Expense Reimbursements and
    Fees Paid Indirectly)               1.40%       1.45%       1.71%        1.70%      2.23%(6)
  Ratio of Net Investment Income
    (Loss) to Average Net Assets        (0.27)%   (0.89)%      (0.14)%       0.25%     (0.46)%(6)
  Portfolio Turnover Rate                196%        128%        205%         296%       184%(5)

(1)  Commencement of Operations.
(2)  Per share data calculated using average shares method.
(3)  Amount represents less than $0.01 per share.
(4) Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(5) Portfolio turnover is for the period indicated and has not been annualized.
(6)  Annualized.
Amounts designated as "--" are $0 or have been rounded to $0.

                                                                  MAY 31, 2011*
                                                                  TO APRIL 30,
SMID FUND                                                             2012
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $10.00
                                                                    ------
Income (Loss) from Operations:
  Net Investment Income (Loss)(1)                                    (0.04)
  Net Realized and Unrealized Gain (Loss)                            (0.40)
                                                                    ------
    Total From Operations                                            (0.44)
                                                                    ------
Net Asset Value, End of Period                                       $9.56
                                                                    ======
Total Return+                                                        (4.40)%
                                                                    ======
Ratios and Supplemental Data
  Net Assets, End of Period (Thousands)                             $1,603
  Ratio of Expenses to Average Net Assets                             1.35%**
  Ratio of Expenses to Average Net Assets (Excluding Waivers,
    Expense Reimbursements and Fees Paid Indirectly)                  8.56%**
  Ratio of Net Investment Income (Loss) to Average Net Assets        (0.44)%**
  Portfolio Turnover Rate                                               96%***

*    Commencement of Operations.
**   Annualized.
*** Portfolio turnover is for the period indicated and has not been annualized.
+ Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee and reimbursed other operating expenses. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)  Per share data calculated using the average shares method.

                                                                 NOVEMBER 30,
                                                                   2011(1)
                                                                 TO APRIL 30,
GLOBAL SELECT FUND                                                   2012
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $10.00
                                                                    ------
Income (Loss) from Operations:
  Net Investment Income (Loss)(2)                                     0.03
  Net Realized and Unrealized Gain (Loss)                             1.04
                                                                    ------
    Total From Operations                                             1.07
                                                                    ------
Net Asset Value, End of Period                                      $11.07
                                                                    ======
Total Return(3)                                                      10.70%
                                                                    ======
Ratios and Supplemental Data
  Net Assets, End of Period (Thousands)                             $1,210
  Ratio of Expenses to Average Net Assets                             1.30%(4)
  Ratio of Expenses to Average Net Assets (Excluding Waivers,
    Expense Reimbursements and Fees Paid Indirectly)                 15.05%(4)
  Ratio of Net Investment Income (Loss) to Average Net Assets         0.70%(4)
  Portfolio Turnover Rate                                               22%(5)


(1)  Commencement of Operations.
(2)  Per share data calculated using average shares method.
(3) Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(4)  Annualized.
(5) Portfolio turnover is for the period indicated and has not been annualized.

                      [This Page Intentionally Left Blank]

                               THE CAMBIAR FUNDS

Investors who want more information about the Funds should read the Funds' Annual/Semi-Annual Reports and the SAI. The Annual/Semi-Annual Reports of the Funds provide additional information about their investments. In the Annual Report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during the last fiscal year. The SAI contains additional detailed information about the Funds and is incorporated by reference into (is legally a part of) this prospectus.

Investors can receive free copies of the SAI, shareholder reports, the Funds' privacy policy and other information about the Funds and can make shareholder inquiries on the Funds' website at www.cambiar.com or by writing to or calling:

                               The Cambiar Funds
                                P.O. Box 219009
                             Kansas City, MO 64121
                           (Toll free) 1-866-777-8227

You can review and copy information about the Funds (including the SAI) at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the U.S. Securities and Exchange Commission at 202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the U.S. Securities and Exchange Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec. gov, or by writing the U.S. Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

The Trust's Investment Company Act of 1940 file number is 811-06400.


                                                                 CMB-PS-004-0300


                                                                  [LOGO OMITTED]
                                                               CAMBIAR INVESTORS

                      STATEMENT OF ADDITIONAL INFORMATION

                            CAMBIAR OPPORTUNITY FUND
                      (INSTITUTIONAL CLASS SHARES: CAMWX)
                         (INVESTOR CLASS SHARES: CAMOX)

                       CAMBIAR INTERNATIONAL EQUITY FUND
                      (INSTITUTIONAL CLASS SHARES:      )
                         (INVESTOR CLASS SHARES: CAMIX)

                             CAMBIAR SMALL CAP FUND
                      (INSTITUTIONAL CLASS SHARES: CAMZX)
                         (INVESTOR CLASS SHARES: CAMSX)

                         CAMBIAR AGGRESSIVE VALUE FUND
                      (INSTITUTIONAL CLASS SHARES:      )
                         (INVESTOR CLASS SHARES: CAMAX)

               CAMBIAR SMID FUND (FORMERLY, CAMBIAR SMID 30 FUND)
                         (INVESTOR CLASS SHARES: CAMMX)

                           CAMBIAR GLOBAL SELECT FUND
                         (INVESTOR CLASS SHARES: CAMGX)

               EACH, A SERIES OF THE ADVISORS' INNER CIRCLE FUND

                               SEPTEMBER 1, 2012

                              INVESTMENT ADVISER:
                             CAMBIAR INVESTORS LLC

This Statement of Additional Information (the "SAI") is not a prospectus. This SAI relates to the following series of the Trust (each, a "Fund" and collectively, the "Funds"):

               CAMBIAR OPPORTUNITY FUND (THE "OPPORTUNITY FUND")
          CAMBIAR INTERNATIONAL EQUITY FUND (THE "INTERNATIONAL FUND")
                 CAMBIAR SMALL CAP FUND (THE "SMALL CAP FUND")
          CAMBIAR AGGRESSIVE VALUE FUND (THE "AGGRESSIVE VALUE FUND")
                      CAMBIAR SMID FUND (THE "SMID FUND")
             CAMBIAR GLOBAL SELECT FUND (THE "GLOBAL SELECT FUND")

As of the date of this SAI, Institutional Class Shares of the International Fund and the Aggressive Value Fund are not available for purchase. This SAI should be read in conjunction with the Funds' prospectuses dated September 1, 2012. Capitalized terms not defined herein are defined in the prospectuses. The Funds' financial statements and financial highlights including notes thereto, and the report of Ernst & Young LLP for the fiscal year ended April 30, 2012 are contained in the 2012 Annual Report to Shareholders and are incorporated by reference into and are deemed to be part of this SAI. A copy of the Funds' 2012 Annual Report to Shareholders accompanies the delivery of this SAI. Shareholders may obtain copies of the Funds' prospectuses or Annual Report free of charge by calling the Funds at 1-866-777-8227.

                               TABLE OF CONTENTS

THE TRUST ...............................................................    S-1
DESCRIPTION OF PERMITTED INVESTMENTS ....................................    S-2
INVESTMENT POLICIES OF THE FUNDS ........................................   S-28
INVESTMENT ADVISORY AND OTHER SERVICES ..................................   S-33
PORTFOLIO MANAGERS ......................................................   S-35
THE ADMINISTRATOR .......................................................   S-37
THE DISTRIBUTOR .........................................................   S-38
SHAREHOLDER SERVICES ....................................................   S-38
TRANSFER AGENT ..........................................................   S-39
CUSTODIAN ...............................................................   S-39
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...........................   S-39
LEGAL COUNSEL ...........................................................   S-40
TRUSTEES AND OFFICERS OF THE TRUST ......................................   S-40
PURCHASING AND REDEEMING SHARES .........................................   S-50
DETERMINATION OF NET ASSET VALUE ........................................   S-50
TAXES ...................................................................   S-51
BROKERAGE ALLOCATION AND OTHER PRACTICES ................................   S-58
DISCLOSURE OF PORTFOLIO HOLDINGS ........................................   S-60
DESCRIPTION OF SHARES ...................................................   S-62
SHAREHOLDER LIABILITY ...................................................   S-62
LIMITATION OF TRUSTEES' LIABILITY .......................................   S-62
PROXY VOTING ............................................................   S-62
CODES OF ETHICS .........................................................   S-63
5% AND 25% SHAREHOLDERS .................................................   S-63
APPENDIX A -- DESCRIPTION OF RATINGS ....................................    A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES .......................    B-1

September 1, 2012                                                CMB-SX-003-0300

THE TRUST

GENERAL. Each Fund is a separate series of the Trust, an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund, and all assets of such fund, belong solely to that fund and would be subject to any liabilities related thereto. Each Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate Statements of Additional Information.

DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer shares of the Funds (except for the SMID Fund and the Global Select Fund) in the following classes: Investor Class Shares and Institutional Class Shares; however, the International Fund and Aggressive Value Fund currently only offer Investor Class Shares. The Trust is authorized to offer shares of the SMID Fund and the Global Select Fund in Investor Class Shares. The different classes provide for variations in shareholder servicing expenses and in the minimum initial investment requirements. Minimum investment requirements and investor eligibility are described in the prospectuses. For more information on shareholder servicing expenses, see "Shareholder Services." The Trust reserves the right to create and issue additional classes of shares.

HISTORY OF THE FUNDS. The Opportunity Fund is the successor to the UAM Funds Trust Cambiar Opportunity Portfolio (the "Predecessor Opportunity Fund"), a separate registered investment company. The Predecessor Opportunity Fund was managed by Cambiar Investors LLC ("Cambiar" or the "Adviser") using the same investment objective, investment strategies, policies and restrictions as those used by the Opportunity Fund. The Predecessor Opportunity Fund's date of inception was June 30, 1998. The Predecessor Opportunity Fund dissolved and reorganized into the Opportunity Fund on June 24, 2002. Substantially all of the assets of the Predecessor Opportunity Fund were acquired by the Opportunity Fund in connection with its commencement of operations on June 24, 2002.

The International Fund is the successor to the Cambiar International Equity Trust (the "Predecessor International Fund," and, together with the "Predecessor Opportunity Fund," the "Predecessor Funds"), a separate unregistered investment company. The Predecessor International Fund was managed by the Adviser using the same investment objective, strategies, policies and restrictions as those used by the International Fund. The Predecessor International Fund's date of inception was August 31, 1997. The Predecessor International Fund dissolved and reorganized into the International Fund on September 9, 2002. Substantially all of the assets of the Predecessor International Fund were acquired by the International Fund in connection with its commencement of operations on September 9, 2002.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders' approval will be sought, however, for certain changes in the operation of the Trust and for the election of trustees under certain circumstances. Under the Declaration of Trust, the trustees have the power to liquidate one or more Funds without shareholder approval. While the trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or such other reasons as may be determined by the Trust's Board of Trustees (each, a "Trustee" and collectively, the "Board").

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

WHAT INVESTMENT STRATEGIES MAY THE FUNDS USE?

Each Fund's investment objectives and principal investment strategies are described in the prospectuses. Each Fund, with the exception of the Aggressive Value Fund, is classified as "diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The following information supplements, and should be read in conjunction with, the prospectuses. Each Fund will only invest in any of the following instruments, or engage in any of the following investment practices, if such investment or activity is consistent with the Fund's investment objective and as permitted by its stated investment policies. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

NON-DIVERSIFICATION. The Aggressive Value Fund is non-diversified, as that term is defined in the 1940 Act, which means that a relatively high percentage of assets of the Fund may be invested in securities of a limited number of issuers. The value of the shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). For more information, see "Taxes" below in this SAI.

DESCRIPTION OF PERMITTED INVESTMENTS

DEBT SECURITIES

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

U.S. GOVERNMENT SECURITIES - The Funds may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the "Senior Preferred Stock Purchase Agreement" or "Agreement"). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.

CORPORATE BONDS - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS - Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA and Freddie Mac because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. The most significant differences of mortgage-backed securities are: 1) payments of interest and principal are more frequent (usually monthly) and 2) falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing the Fund to reinvest the money at a lower interest rate. In addition to risks associated with changes in interest rates described in "Factors Affecting the Value of Debt Securities," a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. When prepayment occurs, the Funds may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES - These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Funds may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

SHORT-TERM INVESTMENTS - To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS - The Funds will only invest in a security issued by a commercial bank if the bank:

     o Has total assets of at least $1 billion, or the equivalent in other currencies (based on the most recent publicly available information about the bank);

     o Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

     o Is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Funds may purchase.

TIME DEPOSITS - Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Funds may only purchase time deposits maturing from two business days through seven calendar days.

CERTIFICATES OF DEPOSIT - Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

BANKERS' ACCEPTANCE - A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER - Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Funds may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Appendix A - Ratings" for a description of commercial paper ratings.

STRIPPED MORTGAGE-BACKED SECURITIES - Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO" class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs and could cause the total loss of investment. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

YANKEE BONDS - Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investments in these securities involve certain risks that are not typically associated with investing in domestic securities. See "Foreign Securities."

ZERO COUPON BONDS - These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

TERMS TO UNDERSTAND:

MATURITY - Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

DURATION - Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES - The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and the coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (I.E., if interest rates go up, the value of the bond will go down, and vice versa).

o    PREPAYMENT RISK

This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can adversely affect the value of mortgage-backed securities, which may cause your share price to fall. Lower rates motivate borrowers to pay off the instruments underlying mortgage-backed and asset-backed securities earlier than expected, resulting in prepayments on the securities. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

o    EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

o    CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as three-month treasury bills, are considered "risk-free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates than those available from comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade ("junk bonds") are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Funds to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's, S&P, and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Appendix A -- Description of Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by rating agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Funds are not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded. The Funds may invest in securities of any rating.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Funds' prospectuses, the Funds may use derivatives for risk management purposes, including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the Investment Company Act of 1940, as amended ("1940 Act"). Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements and interpretations of the SEC and its staff.

TYPES OF DERIVATIVES:

FUTURES - A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade - known as "contract markets" - approved for such trading and regulated by the Commodity Futures Trading Commission ("CFTC"). These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

A Fund may incur commission expenses when it opens or closes a futures position.

OPTIONS - An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC" options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

o    PURCHASING PUT AND CALL OPTIONS

When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

     o    Allowing it to expire and losing its entire premium;

     o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     o    Closing it out in the secondary market at its current price.

o    SELLING (WRITING) PUT AND CALL OPTIONS

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an OTC option by entering into an offsetting transaction with the counter-party to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, a Fund would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Funds are permitted only to write covered options. At the time of selling the call option, the Funds may cover the option by owning, among other things:

     o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

     o A call option on the same security or index with the same or lesser exercise price;

     o A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

     o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

     o In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, a Fund may cover the put option by, among other things:

     o    Entering into a short position in the underlying security;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

     o    Maintaining the entire exercise price in liquid securities.

o    OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

o    OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to a Fund.

o    COMBINED POSITIONS

A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

o    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     o Do not have standard maturity dates or amounts (I.E., the parties to the contract may fix the maturity date and the amount);

     o Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC;

     o    Do not require an initial margin deposit; and

     o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

FOREIGN CURRENCY HEDGING STRATEGIES - A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which a Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS - A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party.

A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract. The Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy.

A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the Securities and Exchange Commission (the "SEC"). If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

o    EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

o    TOTAL RETURN SWAPS

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument -- which may be a single asset, a pool of assets or an index of assets -- during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to a Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying reference instrument).

o    INTEREST RATE SWAPS

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

o    CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS - Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:
While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

CORRELATION OF PRICES - A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

     o current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

     o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

     o differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.

LACK OF LIQUIDITY - Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

     o have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

     o    have to purchase or sell the instrument underlying the contract;

     o    not be able to hedge its investments; and/or

     o    not be able to realize profits or limit its losses.

Derivatives may become illiquid (I.E., difficult to sell at a desired time and price) under a variety of market conditions. For example:

     o an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

     o unusual or unforeseen circumstances may interrupt normal operations of an exchange;

     o the facilities of the exchange may not be adequate to handle current trading volume;

     o equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

     o investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK - If the Adviser incorrectly predicts stock market and interest rate trends, a Fund may lose money by investing in derivatives. For example, if a Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.

PRICING RISK - At times, market conditions might make it hard to value some investments. For example, if a Fund has valued its securities too high, you may end up paying too much for Fund shares when you buy into a Fund. If a Fund underestimates its price, you may not receive the full market value for your Fund shares when you sell.

MARGIN - Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY AND LEVERAGE - The prices of derivatives are volatile (I.E., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

     o    actual and anticipated changes in interest rates;

     o    fiscal and monetary policies; and

     o    national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, a Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by the Fund, and therefore such a transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with these requirements, and subject to certain risks.

EQUITY SECURITIES

TYPES OF EQUITY SECURITIES:

COMMON STOCKS - Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

PREFERRED STOCKS - Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

CONVERTIBLE SECURITIES - Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at a Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (I.E., its value as a fixed income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser takes such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

RIGHTS AND WARRANTS - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

     o Factors affecting an entire industry, such as increases in production costs; and

     o Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL- AND MEDIUM-SIZED COMPANIES - Investors in small- and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small- and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

TECHNOLOGY COMPANIES - Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS ("IPOS") - A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES

Foreign securities are debt and equity securities that are traded in markets outside of the U.S. The markets in which these securities are located can be developed or emerging. Investors can invest in foreign securities in a number of ways:

     o They can invest directly in foreign securities denominated in a foreign currency;

     o They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

     o    They can invest in investment funds.

TYPES OF FOREIGN SECURITIES:

AMERICAN DEPOSITARY RECEIPTS ("ADRS") -- ADRs, as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European banks or trust companies.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the U.S.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

EMERGING MARKETS - An "emerging market country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

INVESTMENT FUNDS - Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investment in these investment funds are subject to the provisions of the 1940 Act. If a Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     o The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

     o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     o The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

     o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a fund's ability to invest in a particular country or make it very expensive for a Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION - There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than those concerning domestic companies.

STOCK EXCHANGE AND MARKET RISK - The Adviser anticipates that, in most cases, an exchange or over-the-counter ("OTC") market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

     o Are generally more volatile than, and not as developed or efficient as, those in the United States;

     o    Have substantially less volume;

     o Trade securities that tend to be less liquid and experience rapid and erratic price movements;

     o Have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

     o Employ trading, settlement and custodial practices less developed than those in U.S. markets; and

     o May have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

     o Foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

     o Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

     o In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

     o OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

     o Economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

     o Restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK - While the Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

     o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

     o Complex political and economic factors may significantly affect the values of various currencies, including the U.S. dollar, and their exchange rates;

     o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

     o Available quotation information is generally representative of very large round-lot transactions in the inter- bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

     o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income a Fund receives from its investments. The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS - Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     o    Have relatively unstable governments;

     o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

     o Offer less protection of property rights than more developed countries; and

     o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

INVESTMENT COMPANIES

A Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by a Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying a Fund's expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, a Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares, Guggenheim (formerly, Claymore), Direxion, Wisdom Tree, Rydex, First Trust and SPDR exchange-traded funds (collectively, the "ETFs") and procedures approved by the Board, the Funds may invest in the ETFs in excess of the 3% limit described above, provided that the Funds otherwise comply with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Funds intend to use the reverse repurchase technique only when it will be advantageous to the Funds. Each Fund will establish a segregated account with the Trust's custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements. Reverse repurchase agreement are considered to be borrowings under the 1940 Act. Although there is no limit on the percentage of Fund assets that can be used in connection with reverse repurchase agreements, no Fund expects to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1/3% of its total assets.

RESTRICTED AND ILLIQUID SECURITIES

While the Funds do not anticipate doing so, each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. A Fund will not hold more than 15% of its net assets in illiquid securities. If the percentage of a Fund's net assets held in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Illiquid securities are securities that can not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(2) of the 1933 Act), and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Trust's Board of Trustees (the "Board"). This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. While the Adviser monitors the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the Adviser's liquidity determinations. Several factors that the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.

SECURITIES LENDING

The Funds may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Funds (including the loan collateral). The Funds will not lend portfolio securities to its Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds.

The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds' securities lending agent but will bear all of any losses from the investment of collateral.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES

DESCRIPTION OF SHORT SALES:

Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

     o    Take advantage of an anticipated decline in prices.

     o    Protect a profit in a security it already owns.

A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Because the market price of the security sold short could increase without limit, a Fund could also be subject to a theoretically unlimited loss. Likewise, a Fund can profit if the price of the security declines between those dates. Because the market price of the security sold short could increase without limit, the Fund could also be subject to a theoretically unlimited loss.

To borrow the security, a Fund may be required to pay a premium, which would increase the cost of the security sold. The Funds will also incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Funds may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.


SHORT SALES AGAINST THE BOX - In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box. For tax purposes, a short sale against the box may be a taxable event to the Funds.

RESTRICTIONS ON SHORT SALES:

A Fund will not short sell a security if:

     o After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets;

     o The market value of the securities of any single issuer that have been sold short by a Fund would exceed two percent (2%) of the value of a Fund's net assets; or

     o Any security sold short would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between: (a) the market value of the securities sold short at the time they were sold short; and (b) any cash or U.S. government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN -ISSUED, DELAYED -- DELIVERY AND FORWARD TRANSACTIONS

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed-delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

A Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

A Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. A Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

INVESTMENT POLICIES OF THE FUNDS

Each Fund will determine compliance with the investment limitation percentages below (with the exception of a limitation relating to borrowing and illiquid securities) and other applicable investment requirements in this SAI immediately after and as a result of its acquisition of such security or other asset. Accordingly, each Fund generally will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

FUNDAMENTAL POLICIES:

The following investment limitations are fundamental, which means that the Funds cannot change them without approval by the vote of a majority of the outstanding voting securities of a Fund. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

Each Fund (except the Aggressive Value Fund) may not:

     o Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act.

     o Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and SAI as they may be amended from time to time.

     o Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

     o Underwrite securities of other issuers, except insofar as a Fund may technically be deemed to be an underwriter under the 1933 Act in connection with the purchase or sale of its portfolio securities.

     o Concentrate (invest 25% of its assets) its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

     o Purchase or sell real estate, except: (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction; (2) that a Fund may invest in, securities of issuers that deal or invest in real estate; and (3) that a Fund may purchase securities secured by real estate or interests therein.

     o Purchase or sell commodities or contracts on commodities except that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

     o Make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and SAI as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

The Aggressive Value Fund may not:

     o Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and SAI as they may be amended from time to time.

     o Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

     o Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the 1933 Act in connection with the purchase or sale of its portfolio securities.

     o Concentrate (invest 25% of its assets) its investments in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

     o Purchase or sell real estate, except: (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction; (2) that the Fund may invest in, securities of issuers that deal or invest in real estate; and (3) that the Fund may purchase securities secured by real estate or interests therein.

     o Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

     o Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and SAI as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON-FUNDAMENTAL POLICIES:

In addition to each Fund's investment objective, the following limitations are non-fundamental, which means a Fund may change them without shareholder approval. Each Fund (except the Aggressive Value Fund and SMID Fund) may:

     o Not (i) purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of a Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of a Fund's total assets.

     o Not borrow money, except that: (1) a Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed); (2) a Fund may borrow up to an additional 5% of its total assets for temporary purposes; (3) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; and (4) a Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

     Notwithstanding the investment restrictions above, a Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of portfolio shares. A Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

     o Purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

     o Purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

     o    Invest in the securities of foreign issuers.

     o Purchase shares of other investment companies to the extent permitted by applicable law.

     o Notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

     o Hold illiquid and restricted securities to the extent permitted by applicable law. Each Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including: (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment on its books; and (2) investing no more than 15% of its net assets in such securities.

     o    Write covered call options and may buy and sell put and call options.

     o    Enter into repurchase agreements.

     o Lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, a Fund must receive at least 100% collateral.

     o    Sell securities short and engage in short sales "against the box."

     o    Enter into swap transactions.

In addition:

     o The Small Cap Fund may not change its investment strategy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in small capitalization companies at the time of purchase without 60 days' prior notice to shareholders; and

     o The International Equity Fund may not change its investment strategy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of foreign companies without 60 days' prior notice to shareholders.

The Aggressive Value Fund may:

     o Not borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that investment strategies which either obligate the Fund to purchase securities or require the Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation. To the extent that its borrowings exceed 5% of its assets: (i) all borrowings will be repaid before the Fund makes additional investments; and (ii) asset coverage of at least 300% is required.

     o Not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

     o Purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

     o Purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

     o    Invest in the securities of foreign issuers.

     o Purchase shares of other investment companies to the extent permitted by applicable law.

     o Notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

     o Hold illiquid and restricted securities to the extent permitted by applicable law. The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including: (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books; and (2) investing no more than 15% of its net assets in such securities.

     o    Write covered call options and may buy and sell put and call options.

     o    Enter into repurchase agreements.

     o Lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

     o    Sell securities short and engage in short sales "against the box."

     o    Enter into swap transactions.

The SMID Fund may:

     o Not (i) purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets.

     o Not borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that investment strategies which either obligate the Fund to purchase securities or require the Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation. To the extent that its borrowings exceed 5% of its assets: (i) all borrowings will be repaid before the Fund makes additional investments; and (ii) asset coverage of at least 300% is required.

     o Purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

     o Purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

     o    Invest in the securities of foreign issuers.

     o Purchase shares of other investment companies to the extent permitted by applicable law.

     o Notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

     o Hold illiquid and restricted securities to the extent permitted by applicable law. The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including: (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books; and (2) investing no more than 15% of its net assets in such securities.

     o    Write covered call options and may buy and sell put and call options.

     o    Enter into repurchase agreements.

     o Lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

     o    Sell securities short and engage in short sales "against the box."

     o    Enter into swap transactions.

In addition:

     o The SMID Fund may not change its investment strategy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in small to mid-sized companies at the time of purchase without 60 days' prior notice to shareholders.

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions:

DIVERSIFICATION. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

CONCENTRATION. The SEC staff has defined concentration as investing 25% or more of an investment company's net assets in an industry or group of industries, with certain exceptions.

BORROWING. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets.

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

LENDING. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund's current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in its Statement of Additional Information.

UNDERWRITING. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

COMMODITIES AND REAL ESTATE. The 1940 Act does not directly restrict an investment company's ability to invest in commodities and real estate, but does require that every investment company have a fundamental investment policy governing such investments.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER. Cambiar Investors LLC (the "Adviser"), a Delaware limited liability corporation located at 2401 East Second Avenue, Suite 500, Denver, Colorado 80206, serves as the investment adviser to the Funds. The Adviser manages and supervises the investment of each Fund's assets on a discretionary basis. As of June 30, 2012, the Adviser had approximately $6.6 billion in assets under management. The Adviser and its predecessor, Cambiar Investors, Inc., which was an affiliate of Old Mutual (US) Holdings, Inc. (formerly United Asset Management Company) ("Old Mutual"), have provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions as well as individuals since 1973. The Adviser is owned by Cambiar LLP. Cambiar LLP is controlled by 16 partners of Cambiar LLP who were formerly senior officers of Cambiar Investors, Inc.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for each of the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of each Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. As used in this Advisory Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act.

ADVISORY FEES PAID TO THE ADVISER. For its services, the International Equity Fund, the Small Cap Fund, the Aggressive Value Fund, the SMID Fund and the Global Select Fund pay the Adviser a fee calculated at an annual rate of 0.90%, 1.05%, 1.00%, 1.05% and 1.00%, respectively of each Fund's average net assets. The Opportunity Fund pays the Adviser a fee calculated at an annual rate of 0.90% for the first $2.5 billion in average daily net assets and 0.75% for average daily net assets in excess of $2.5 billion.

The Adviser has contractually agreed to reduce fees and reimburse expenses for each Fund in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding the amounts listed in the table below, as a percentage of average net assets, until September 1, 2013. The Adviser may renew these contractual fee waivers for subsequent periods. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the total annual fund operating expenses (not including excluded expenses) and the amounts listed below for each Fund to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement (or any prior agreement) was in place (but after September 1, 2009 for each Fund's Investor Class Shares and the Opportunity Fund's Institutional Class Shares). To maintain these expense limits, the Adviser may reduce a portion of its management fees and/or reimburse certain expenses of each Fund.

--------------------------------------------------------------------------------
FUND                                INSTITUTIONAL           INVESTOR
--------------------------------------------------------------------------------
Opportunity Fund                       0.95%                 1.20%
--------------------------------------------------------------------------------
International Equity Fund              0.95%(1)              1.20%
--------------------------------------------------------------------------------
Small Cap Fund                         1.05%                 1.30%
--------------------------------------------------------------------------------
Aggressive Value Fund                  1.10%(1)              1.35%
--------------------------------------------------------------------------------
SMID Fund                              N/A(2)                1.35%
--------------------------------------------------------------------------------
Global Select Fund                     N/A(2)                1.30%
--------------------------------------------------------------------------------
(1) As of the date of this SAI, Institutional Class Shares of the International Fund and Aggressive Value Fund are not offered.
(2)  The SMID Fund and Global Select Fund do not offer Institutional Class
     Shares.

For the last three fiscal years ended April 30, 2010, 2011, and 2012 the Funds paid the following in management fees to the Adviser:

------------------------------------------------------------------------------------------------------------------------------------
                                                              FEES WAIVED AND EXPENSES
FUND               CONTRACTUAL ADVISORY FEES PAID            REIMBURSED BY THE ADVISER            TOTAL FEES PAID TO THE ADVISER
------------------------------------------------------------------------------------------------------------------------------------
                   2010         2011          2012         2010         2011         2012         2010        2011          2012
------------------------------------------------------------------------------------------------------------------------------------
Opportunity
Fund           $9,785,872   $10,817,406   $12,771,559   $1,549,009   $1,533,967   $1,352,441   $8,236,863   $9,283,439   $11,419,118
------------------------------------------------------------------------------------------------------------------------------------
International
Equity Fund      $251,726      $303,025      $332,517     $108,633     $108,616      $98,491     $143,093     $194,409      $234,026
------------------------------------------------------------------------------------------------------------------------------------
Small Cap
Fund             $648,699    $3,059,102    $8,626,932     $220,432     $521,720     $977,921     $428,267   $2,537,382    $7,649,011
------------------------------------------------------------------------------------------------------------------------------------
Aggressive
Value Fund       $229,427      $898,836    $2,535,431      $47,939      $74,496     $110,565     $181,488     $824,340    $2,424,866
------------------------------------------------------------------------------------------------------------------------------------
SMID Fund         N/A(1)        N/A(1)        $13,509(2)    N/A(1)       N/A(1)      $13,509(2)    N/A(1)       N/A(1)        $--(2)
------------------------------------------------------------------------------------------------------------------------------------
Global Select     N/A(1)        N/A(1)         $4,605(3)    N/A(1)       N/A(1)       $4,605(3)    N/A(1)       N/A(1)        $--(3)
Fund
------------------------------------------------------------------------------------------------------------------------------------

(1)  Not in operation during the period.
(2) Represents the period from May 31, 2011 (commencement of operations) to April 30, 2012.
(3) Represents the period from November 30, 2011 (commencement of operations) to April 30, 2012.

PORTFOLIO MANAGERS

This section includes information about the Funds' portfolio managers, including information about other accounts managed, the dollar range of Fund shares owned and how the portfolio manager is compensated.

COMPENSATION. The Adviser compensates the Funds' portfolio managers for their management of the Fund and the Adviser's other accounts. The portfolio managers' compensation consists of an industry competitive base salary, discretionary cash bonus, and a profit-sharing contribution at year-end. While Cambiar's investment professionals receive a competitive salary plus a bonus tied to firm and individual performance, contributions are also measured through performance attribution which details individual stock and sector selection as well as overall "value added" for the firm. This would include assistance with product development and client service. Company equity is also available to reward key employees. The following table represents the benchmarks against which each portfolio manager's pre-tax performance results are compared:

--------------------------------------------------------------------------------
INVESTMENT STRATEGY                    BENCHMARK
--------------------------------------------------------------------------------
Opportunity Fund                       S&P 500(R) Index
--------------------------------------------------------------------------------
International Equity Fund              MSCI EAFE Index
--------------------------------------------------------------------------------
Small Cap Fund                         Russell 2000(R) Index
--------------------------------------------------------------------------------
Aggressive Value Fund                  Russell 3000(R) Index
--------------------------------------------------------------------------------
SMID Fund                              Russell 2500(R) Index
--------------------------------------------------------------------------------
Global Select Fund                     MSCI ACWI Index
--------------------------------------------------------------------------------

FUND SHARES OWNED BY THE PORTFOLIO MANAGERS. The following table shows the dollar amount range of the portfolio managers' "beneficial ownership" of shares of the Funds. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act").


--------------------------------------------------------------------------------
NAME                                      DOLLAR RANGE OF FUND SHARES*
--------------------------------------------------------------------------------
                                      Over $1,000,000 (Opportunity Fund)
                                    Over $1,000,000 (International Equity Fund)
Brian M. Barish                        Over $1,000,000 (Small Cap Fund)
                                   Over $1,000,000 (Aggressive Value Fund)
                                       $100,001 - $500,000 (SMID Fund)
--------------------------------------------------------------------------------
                                       $1 - $10,000 (Opportunity Fund)
                                  $10,001 - $50,000 (International Equity Fund)
Maria L. Mendelsberg                  $100,001 - $500,000 (Small Cap Fund)
                                   $10,001 - $50,000 (Aggressive Value Fund)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME                                      DOLLAR RANGE OF FUND SHARES*
--------------------------------------------------------------------------------
                                    $100,001 - $500,000 (Opportunity Fund)
                                  $10,001 - $50,000 (International Equity Fund)
Ania A. Aldrich                       $100,001 - $500,000 (Small Cap Fund)
                                  $100,001 - $500,000 (Aggressive Value Fund)
--------------------------------------------------------------------------------
                                    $100,001 - $500,000 (Opportunity Fund)
                                  $50,001 - $100,000 (International Equity Fund)
Timothy A. Beranek                    $50,001 - $100,000 (Small Cap Fund)
--------------------------------------------------------------------------------
Jennifer M. Dunne              $500,001 - $1,000,000 (International Equity Fund)
--------------------------------------------------------------------------------
Andrew P. Baumbusch                              N/A
--------------------------------------------------------------------------------
                                      $50,001 - $100,000 (Opportunity Fund)
Todd L. Edwards                  $100,001 - $500,000 (International Equity Fund)
--------------------------------------------------------------------------------
                                  $10,001 - $50,000 (International Equity Fund)
Alvaro Shiraishi                    $10,001 - $50,000 (Aggressive Value Fund)
                                    $50,001 - $100,000 (Global Select Fund)
--------------------------------------------------------------------------------
                                     $50,001 - $100,000 (Opportunity Fund)
                                  $10,001 - $50,000 (International Equity Fund)
Jeffrey H. Susman                      $50,001 - $100,000 (Small Cap Fund)
                                   $10,001 - $50,000 (Aggressive Value Fund)
--------------------------------------------------------------------------------


OTHER ACCOUNTS. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows. The information below is provided as of April 30, 2012.


--------------------------------------------------------------------------------------------
                REGISTERED INVESTMENT    OTHER POOLED INVESTMENT
                      COMPANIES                 VEHICLES                OTHER ACCOUNTS
--------------------------------------------------------------------------------------------
               NUMBER OF  TOTAL ASSETS   NUMBER OF  TOTAL ASSETS    NUMBER OF  TOTAL ASSETS
NAME           ACCOUNTS  (IN MILLIONS)   ACCOUNTS   (IN MILLIONS)   ACCOUNTS   (IN MILLIONS)
--------------------------------------------------------------------------------------------
Brian M.          1         331.2           0          $   --            43        2,619.6
Barish
--------------------------------------------------------------------------------------------
Ania A.           0           0.0           0         $    --           107          161.8
Aldrich
--------------------------------------------------------------------------------------------
Andrew            1         103.3           0         $    --           376        1,346.6
Baumbusch
--------------------------------------------------------------------------------------------
Tim A.            0           0.0           0         $    --             0            0.0
Beranek
--------------------------------------------------------------------------------------------
Jennifer M.       0           0.0           0         $    --           464          230.4
Dunne
--------------------------------------------------------------------------------------------
Maria L.          0           0.0           0         $    --         9,352        2,585.7
Mendelsberg
--------------------------------------------------------------------------------------------
Todd              0           0.0           0         $    --            15           14.0
Edwards
--------------------------------------------------------------------------------------------
Alavrio           0           0.0           0         $    --             0            0.0
Shiraishi
--------------------------------------------------------------------------------------------
Jeffrey H.        0           0.0           0         $    --             0            0.0
Susman
--------------------------------------------------------------------------------------------

CONFLICTS OF INTERESTS. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with his or her management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager's knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement") dated November 14, 1991, as amended and restated November 12, 2002. Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. Pursuant to a schedule to the Administration Agreement, the Administrator also serves as the shareholder servicing agent for each Fund whereby the Administrator provides certain shareholder services to each Fund.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.


ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to the greater of its Basis Point Fee or its Portfolio Minimum Fee. The Basis Point Fee will be calculated as follows: 0.06% for the first $1 billion in assets, 0.045% for the next $2 billion in assets, 0.03% for the next $3 billion in assets, 0.025% for the next $4 billion in assets and 0.02% for all assets greater than $10 billion. The Basis Point Fee is calculated based on the aggregate total average daily net assets of the Cambiar Funds administered during the period. Basis Point fees so calculated shall be allocated to each Cambiar Fund on a pro rata basis based on the average daily net assets of each such Cambiar Fund during the period. The Portfolio Minimum Fee shall be $50,000 for each Cambiar Fund plus $10,000 for each class of shares, not including the first class, of each Cambiar Fund.


For the fiscal years ended April 30, 2010, 2011, and 2012, the Funds paid the following administration fees:

--------------------------------------------------------------------------------
                                             ADMINISTRATION FEES PAID
--------------------------------------------------------------------------------
FUND                                     2010           2011           2012
--------------------------------------------------------------------------------
Opportunity Fund                       $689,938       $706,288       $734,903
--------------------------------------------------------------------------------
International Equity Fund               $16,034        $17,826        $17,030
--------------------------------------------------------------------------------
Small Cap Fund                          $40,998       $174,289       $440,136
--------------------------------------------------------------------------------
Aggressive Value Fund                   $15,308        $52,018       $136,798
--------------------------------------------------------------------------------
SMID Fund                                N/A(1)         N/A(1)           $691(2)
--------------------------------------------------------------------------------
Global Select Fund                       N/A(1)         N/A(1)           $238(3)
--------------------------------------------------------------------------------

(1)  Not in operation during the period.
(2) Represents the period from May 31, 2011 (commencement of operations) to April 30, 2012.
(3) Represents the period from November 30, 2011 (commencement of operations) to April 30, 2012.

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 19, 1991, as amended and restated November 14, 2005 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

SHAREHOLDER SERVICES

SHAREHOLDER SERVICING PLAN. The Funds have adopted a shareholder servicing plan (the "Service Plan") under which a shareholder servicing fee of up to 0.25% of average daily net assets attributable to the Investor Class Shares of a Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services as discussed below.

DESCRIPTION OF SHAREHOLDER SERVICES. Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the services provider; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from a Fund on behalf of clients.

PAYMENTS TO FINANCIAL INTERMEDIARIES. Financial intermediaries may receive payments from the own resources of the Adviser and/or its affiliates as incentives to market the Funds, to cooperate with the promotional efforts of the Funds, and/or in recognition of their marketing, administrative services, and/or processing support. Such services include, but are not limited to: process and mail trade confirmations to clients; process and mail monthly client statements for fund shareholders; capture, process and mail tax data to fund shareholders; issue and mail dividend checks to shareholders that select cash distributions; prepare record date lists of shareholders for proxy solicitations and mail proxy materials to shareholders; trade execution via FundSERV; proper settlement of all transactions; collect and post distributions to shareholder accounts; automated sweep of proceeds from redemptions; handle organizational actions such as fund mergers and name changes; provide a dedicated shareholder service center that addresses all client and broker inquiries regarding operational issuers and fund investment performance; establish, maintain and process systematic withdrawals and automated investment plans; establish and maintain shareholder account registrations and distribution options; process purchases, liquidations, exchanges, transfers, dividend options and maintain address changes; and process 12b-1 payments.

Marketing support and/or administrative services payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary's retail distribution channel and/or through programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition to the opportunity to participate in a financial intermediary's retail distribution channel or program, payments may include one or more of the following: business planning assistance; educating financial intermediary personnel about the Funds; assistance with Fund shareholder financial planning; placement on the financial intermediary's preferred or recommended fund list; access to sales representatives and management representatives of the financial intermediary; program administration; fund/investment selection and monitoring; enrollment; and education. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments out of their own resources to certain financial intermediaries that sell Fund shares to help offset the financial intermediaries' costs associated with client account maintenance support, statement preparation, and transaction processing. From time to time, out of the own resources of the Adviser and/or its affiliates, additional payments may be made to financial intermediaries that sell or provide services in connection with the sale of Fund shares or the servicing of shareholder accounts. Such payments may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and events, and other sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting, retention, and due diligence trips.

TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

CUSTODIAN

Union Bank, N.A., 475 Sansome Street, 15th Floor, San Francisco, California 94111 (the "Custodian") serves as the custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Funds. The financial statements and financial highlights, including the notes thereto, for the fiscal year ended April 30, 2012 have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Distributor and Administrator. The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., the Adviser is responsible for the day-to-day management of each Fund's portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the funds' service providers the importance of maintaining vigorous risk management.

The Trustees' role in risk oversight begins before the inception of a fund, at which time certain of the fund's service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund's adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of the adviser and other service providers such as the fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser's adherence to the funds' investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds' investments, including, for example, portfolio holdings schedules and reports on the adviser's use of derivatives in managing the funds, if any, as well as reports on the funds' investments in ETFs, if any.

The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust's Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds' financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds' internal controls. Additionally, in connection with its oversight function, the Board oversees fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds' investment management and business affairs are carried out by or through the funds' adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.

MEMBERS OF THE BOARD. There are ten members of the Board of Trustees, eight of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees"). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. George Sullivan, an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority (75%) of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board of Trustees has three standing committees: the Audit Committee, Governance Committee and Fair Value Pricing Committee. The Audit Committee and Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board of Trustees has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Sullivan, among other things: presides over board meetings in the absence of the Chairman of the Board; presides over executive sessions of the independent Trustees; along with the Chairman of the Board, oversees the development of agendas for Board meetings; facilitates communication between the independent Trustees and management, and among the independent Trustees; serves as a key point person for dealings between the independent Trustees and management; and has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

                        POSITION
                        WITH TRUST AND
NAME AND                LENGTH                PRINCIPAL OCCUPATIONS       OTHER DIRECTORSHIPS HELD IN THE
DATE OF BIRTH           OF TERM               IN THE PAST 5 YEARS         PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------
Robert Nesher           Chairman of the       SEI employee 1974 to        Current Directorships: Trustee of The
(08/17/46)              Board of Trustees(1)  present; currently          Advisors' Inner Circle Fund II,
                        (since 1991)          performs various            Bishop Street Funds, SEI Daily
                                              services on behalf of       Income Trust, SEI Institutional
                                              SEI Investments for         International Trust, SEI Institutional
                                              which Mr. Nesher is         Investments Trust, SEI Institutional
                                              compensated. President      Managed Trust, SEI Liquid Asset
                                              and Director of SEI         Trust, SEI Asset Allocation Trust,
                                              Structured Credit Fund,     SEI Tax Exempt Trust and Adviser
                                              LP. President and Chief     Managed Trust. President and
                                              Executive Officer of        Director of SEI Structured Credit
                                              SEI Alpha Strategy          Fund, L.P. Director of SEI Global
                                              Portfolios, LP, June        Master Fund plc, SEI Global Assets
                                              2007 to present.            Fund plc, SEI Global Investments
                                              President and Director      Fund plc, SEI Investments--Global
                                              of SEI Opportunity          Funds Services, Limited, SEI
                                              Fund, L.P. to 2010.         Investments Global, Limited, SEI
                                                                          Investments (Europe) Ltd., SEI
                                                                          Investments--Unit Trust
                                                                          Management (UK) Limited, SEI
                                                                          Multi-Strategy Funds PLC, SEI
                                                                          Global Nominee Ltd. and SEI Alpha
                                                                          Strategy Portfolios, LP.

                                                                          Former Directorships: Director of SEI
                                                                          Opportunity Fund, L.P. to 2010.
--------------------------------------------------------------------------------------------------------------------
William M. Doran        Trustee(1)            Self-Employed               Current Directorships: Trustee of The
(05/26/40)              (since 1992)          Consultant since 2003.      Advisors' Inner Circle Fund II,
                                              Partner at Morgan,          Bishop Street Funds, SEI Daily
                                              Lewis & Bockius LLP         Income Trust, SEI Institutional
                                              (law firm) from 1976 to     International Trust, SEI Institutional
                                              2003. Counsel to the        Investments Trust, SEI Institutional
                                              Trust, SEI Investments,     Managed Trust, SEI Liquid Asset
                                              SIMC, the Administrator     Trust, SEI Asset Allocation Trust and
                                              and the Distributor.        SEI Tax Exempt Trust and Adviser
                                                                          Managed Trust. Director of SEI
                                                                          Alpha Strategy Portfolios, LP.
                                                                          Director of SEI Investments (Europe),
                                                                          Limited, SEI Investments--Global
                                                                          Funds Services, Limited, SEI
                                                                          Investments Global, Limited, SEI
                                                                          Investments (Asia), Limited and SEI
                                                                          Asset Korea Co., Ltd., SEI Global
                                                                          Nominee Ltd. and SEI Investments --
                                                                          Unit Trust Management (UK)
                                                                          Limited. Director of the Distributor
                                                                          since 2003.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                        POSITION
                        WITH TRUST AND
NAME AND                LENGTH                PRINCIPAL OCCUPATIONS       OTHER DIRECTORSHIPS HELD IN THE
DATE OF BIRTH           OF TERM               IN THE PAST 5 YEARS         PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------
Charles E. Carlbom      Trustee               Self-Employed Business      Current Directorships: Trustee of The
(08/20/34)              (since 2005)          Consultant, Business        Advisors' Inner Circle Fund II and
                                              Projects Inc. since 1997.   Bishop Street Funds; Director of
                                                                          Oregon Transfer Co.
--------------------------------------------------------------------------------------------------------------------
John K. Darr            Trustee               Retired. CEO, Office of     Current Directorships: Trustee of The
(08/17/44)              (since 2008)          Finance, Federal Home       Advisors' Inner Circle Fund II and
                                              Loan Bank, from 1992 to     Bishop Street Funds. Director of
                                              2007.                       Federal Home Loan Bank of
                                                                          Pittsburgh and Manna, Inc. (non-
                                                                          profit developer of affordable housing
                                                                          for ownership). Director of Meals on
                                                                          Wheels, Lewes/Rehoboth Beach.
--------------------------------------------------------------------------------------------------------------------
Joseph T. Grause, Jr.   Trustee               Self Employed               Current Directorships: Trustee of The
(05/28/52)              (since 2011)          Consultant since January    Advisors' Inner Circle Fund II and
                                              2012; Director of           Bishop Street Funds.
                                              Endowments and
                                              Foundations,
                                              Morningstar Investment
                                              Management,
                                              Morningstar, Inc.,
                                              February 2010 to May
                                              2011; Director of
                                              International Consulting
                                              and Chief Executive
                                              Officer of Morningstar
                                              Associates Europe
                                              Limited, Morningstar,
                                              Inc., May 2007 to
                                              February 2010; Country
                                              Manager -- Morningstar
                                              UK Limited,
                                              Morningstar, Inc., June
                                              2005 to May 2007.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                        POSITION
                        WITH TRUST AND
NAME AND                LENGTH                PRINCIPAL OCCUPATIONS       OTHER DIRECTORSHIPS HELD IN THE
DATE OF BIRTH           OF TERM               IN THE PAST 5 YEARS         PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------
Mitchell A. Johnson     Trustee               Retired. Private Investor   Current Directorships: Trustee of The
(03/01/42)              (since 2005)          since 1994.                 Advisors' Inner Circle Fund II,
                                                                          Bishop Street Funds, SEI Asset
                                                                          Allocation Trust, SEI Daily Income
                                                                          Trust, SEI Institutional International
                                                                          Trust, SEI Institutional Managed
                                                                          Trust, SEI Institutional Investments
                                                                          Trust, SEI Liquid Asset Trust, SEI
                                                                          Tax Exempt Trust and SEI Alpha
                                                                          Strategy Portfolios, LP and Adviser
                                                                          Managed Trust. Director, Federal
                                                                          Agricultural Mortgage Corporation
                                                                          (Farmer Mac) since 1997.
--------------------------------------------------------------------------------------------------------------------
Betty L. Krikorian      Trustee               Vice President,             Current Directorships: Trustee of The
(01/23/43)              (since 2005)          Compliance, AARP            Advisors' Inner Circle Fund II and
                                              Financial Inc. from 2008    Bishop Street Funds.
                                              to 2010. Self-Employed
                                              Legal and Financial
                                              Services Consultant since
                                              2003. Counsel (in-
                                              house) for State Street
                                              Bank from 1995 to 2003.
--------------------------------------------------------------------------------------------------------------------
Bruce Speca             Trustee               Global Head of Asset        Current Directorships: Trustee of The
(02/12/56)              (since 2011)          Allocation, Manulife        Advisors' Inner Circle Fund II and
                                              Asset Management            Bishop Street Funds.
                                              (subsidiary of Manulife
                                              Financial), June 2010 to
                                              May 2011; Executive
                                              Vice President --
                                              Investment Management
                                              Services, John Hancock
                                              Financial Services
                                              (subsidiary of Manulife
                                              Financial), June 2003 to
                                              June 2010.
--------------------------------------------------------------------------------------------------------------------
James M. Storey         Trustee               Attorney, Solo              Current Directorships:
(04/12/31)              (since 1994)          Practitioner since 1994.    Trustee/Director of The Advisors'
                                                                          Inner Circle Fund II, Bishop Street
                                                                          Funds and U.S. Charitable Gift Trust.
                                                                          Trustee of SEI Daily Income Trust,
                                                                          SEI Institutional International Trust,
                                                                          SEI Institutional Investments Trust,
                                                                          SEI Institutional Managed Trust, SEI
                                                                          Liquid Asset Trust, SEI Asset
                                                                          Allocation Trust, SEI Tax Exempt
                                                                          Trust and SEI Alpha Strategy
                                                                          Portfolios, L.P. until December 2010.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                        POSITION
                        WITH TRUST AND
NAME AND                LENGTH                PRINCIPAL OCCUPATIONS       OTHER DIRECTORSHIPS HELD IN THE
DATE OF BIRTH           OF TERM               IN THE PAST 5 YEARS         PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------
George J. Sullivan, Jr. Trustee               Retired since January       Current Directorships: Trustee/
(11/13/42)              (since 1999)          2012. Self-employed         Director of State Street Navigator
                                              Consultant, Newfound        Securities Lending Trust, The
                                              Consultants Inc. April      Advisors' Inner Circle Fund II,
                                              1997 to December 2011.      Bishop Street Funds, SEI Structured
                                                                          Credit Fund, LP, SEI Daily Income
                                                                          Trust, SEI Institutional International
                                                                          Trust, SEI Institutional Investments
                                                                          Trust, SEI Institutional Managed
                                                                          Trust, SEI Liquid Asset Trust, SEI
                                                                          Asset Allocation Trust, SEI Tax
                                                                          Exempt Trust and SEI Alpha Strategy
                                                                          Portfolios, LP and Adviser Managed
                                                                          Trust; member of the independent
                                                                          review committee for SEI's
                                                                          Canadian-registered mutual funds.

                                                                          Former Directorships: Director of
                                                                          SEI Opportunity Fund, L.P. to 2010.
--------------------------------------------------------------------------------------------------------------------

1 Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

INDIVIDUAL TRUSTEE QUALIFICATIONS. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds' shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as trustee of the Trust since 1991.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 1991.

The Trust has concluded that Mr. Carlbom should serve as Trustee because of the business experience he gained as President and CEO of a large distribution cooperative and Chairman of a consulting company, his knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 2005.

The Trust has concluded that Mr. Darr should serve as Trustee because of his background in economics, the business experience he gained in a variety of roles with different financial and banking institutions and as a founder of a money management firm, his knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 2008.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries and his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as trustee of the Trust since 2005.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as trustee of the Trust since 2005.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, and his over 25 years of experience working in a management capacity with mutual fund boards.

The Trust has concluded that Mr. Storey should serve as Trustee because of the mutual fund governance experience he gained as an Investment Management attorney, both in private practice and with the SEC, his background serving as counsel to numerous mutual fund boards of trustees, his knowledge of the 1940 Act, his experience in and knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 1994.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department and his experience from serving as trustee of the Trust since 1999.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

BOARD COMMITTEES. The Board has established the following standing committees:

     o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Carlbom, Darr, Grause, Johnson, Speca, Storey, Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met 4 (four) times during the most recently completed fiscal year.

     o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested Trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met twice during the most recently completed fiscal year.

     o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: considering and reviewing Board governance and compensation issues; conducting a self-assessment of the Board's operations; selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Carlbom, Darr, Grause, Johnson, Speca, Storey and Sullivan, currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met twice during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

--------------------------------------------------------------------------------
                               DOLLAR RANGE OF           AGGREGATE DOLLAR RANGE
NAME                        FUND SHARES (FUND)(*)       OF SHARES (ALL FUNDS)(*)
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------
Doran                               None                         None
--------------------------------------------------------------------------------
Nesher                              None                         None
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------
Carlbom                             None                         None
--------------------------------------------------------------------------------
Darr                                None                         None
--------------------------------------------------------------------------------
Grause                              None                         None
--------------------------------------------------------------------------------
Johnson                             None                         None
--------------------------------------------------------------------------------
Krikorian                           None                         None
--------------------------------------------------------------------------------
Speca                               None                         None
--------------------------------------------------------------------------------
Storey                              None                         None
--------------------------------------------------------------------------------
Sullivan                            None                         None
--------------------------------------------------------------------------------

* Valuation date is December 31, 2011.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

--------------------------------------------------------------------------------------------------------
                                   PENSION OR
                              RETIREMENT BENEFITS     ESTIMATED ANNUAL
                 AGGREGATE     ACCRUED AS PART OF      BENEFITS UPON          TOTAL COMPENSATION FROM
NAME           COMPENSATION      FUND EXPENSES          RETIREMENT         THE TRUST AND FUND COMPLEX(*)
--------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------
Doran(1)           $0                n/a                   n/a             $0 for service on (1) board
--------------------------------------------------------------------------------------------------------
Nesher(1)          $0                n/a                   n/a             $0 for service on (1) board
--------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------
Carlbom         $49,512              n/a                   n/a          $49,512 for service on (1) board
--------------------------------------------------------------------------------------------------------
Darr            $49,512              n/a                   n/a          $49,512 for service on (1) board
--------------------------------------------------------------------------------------------------------
Grause          $13,260              n/a                   n/a          $13,260 for service on (1) board
--------------------------------------------------------------------------------------------------------
Johnson         $49,512              n/a                   n/a          $49,512 for service on (1) board
--------------------------------------------------------------------------------------------------------
Speca           $13,260              n/a                   n/a          $13,260 for service on (1) board
--------------------------------------------------------------------------------------------------------
Krikorian       $49,512              n/a                   n/a          $49,512 for service on (1) board
--------------------------------------------------------------------------------------------------------
Storey          $49,512              n/a                   n/a          $49,512 for service on (1) board
--------------------------------------------------------------------------------------------------------
Sullivan        $49,512              n/a                   n/a          $49,512 for service on (1) board
--------------------------------------------------------------------------------------------------------

*    The Trust is the only investment company in the "Fund Complex."
(1)  A Trustee who is an "interested person" as defined by the 1940 Act.

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

--------------------------------------------------------------------------------------------------------------
                   POSITION WITH
NAME AND           TRUST AND LENGTH                                                OTHER DIRECTORSHIPS HELD
DATE OF BIRTH      OF TERM              PRINCIPAL OCCUPATIONS IN PAST 5 YEARS      IN THE PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Michael Beattie    President            Director of Client Service at SEI from     None.
(03/13/65)         (since 2011)         2004 to 2011. Vice President at SEI
                                        from 2009 to November 2011.
--------------------------------------------------------------------------------------------------------------
Michael Lawson     Treasurer,           Director, SEI Investments, Fund            None.
(10/08/60)         Controller and       Accounting since July 2005. Manager,
                   Chief Financial      SEI Investments, Fund Accounting at
                   Officer              SEI Investments AVP from April 1995 to
                   (since 2005)         February 1998 and November 1998 to
                                        July 2005.
--------------------------------------------------------------------------------------------------------------
Russell Emery      Chief Compliance     Chief Compliance Officer of SEI            None.
(12/18/62)         Officer              Structured Credit Fund, LP and SEI
                   (since 2006)         Alpha Strategy Portfolios, LP since June
                                        2007. Chief Compliance Officer of SEI
                                        Opportunity Fund, L.P., SEI Institutional
                                        Managed Trust, SEI Asset Allocation
                                        Trust, SEI Institutional International
                                        Trust, SEI Institutional Investments
                                        Trust, SEI Daily Income Trust, SEI
                                        Liquid Asset Trust and SEI Tax Exempt
                                        Trust since March 2006. Director of
                                        Investment Product Management and
                                        Development, SEI Investments, since
                                        February 2003; Senior Investment
                                        Analyst -- Equity Team, SEI Investments,
                                        from March 2000 to February 2003.
--------------------------------------------------------------------------------------------------------------
Timothy D. Barto   Vice President and   General Counsel and Secretary of SIMC      None.
(03/28/68)         Assistant Secretary  and the Administrator since 2004. Vice
                   (since 1999)         President of SIMC and the Administrator
                                        since 1999. Vice President and Assistant
                                        Secretary of SEI Investments since 2001.
                                        Assistant Secretary of SIMC, the
                                        Administrator and the Distributor, and
                                        Vice President of the Distributor from
                                        1999 to 2003.
--------------------------------------------------------------------------------------------------------------
Dianne M.          Vice President       Counsel at SEI Investments since 2010.     None.
Sulzbach           and Secretary        Associate at Morgan, Lewis & Bockius
(07/18/77)         (since 2011)         LLP from 2006 to 2010. Associate at
                                        Morrison & Foerster LLP from 2003 to
                                        2006. Associate at Stradley Ronon
                                        Stevens & Young LLP from 2002 to
                                        2003.
--------------------------------------------------------------------------------------------------------------
Keri Rohn          Privacy Officer      Compliance Officer at SEI Investments      None.
(8/24/80)          (since 2009)         since 2003.
                   AML Officer
                   (since 2011)
--------------------------------------------------------------------------------------------------------------

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of each Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

Each of the Funds has no current intention to allow purchases in-kind, but under certain circumstances they may allow investors to purchase shares by contributing securities in-kind to the Funds, provided that the securities used to purchase Fund shares are appropriate investments for the Funds, are consistent with the Funds' investment objective and policies, and meet any other applicable criteria established by the Adviser, such as liquidity. The Funds will value the securities in accordance with its policies and procedures with respect to the valuation of portfolio securities, as of the time at which the Funds determine their net asset value per share of a Fund or Funds (the "NAV") on the day that the securities are contributed to the Funds in-kind.
The Adviser has the sole discretion with respect to determining whether particular securities may be used as payment in-kind for Fund shares.

DETERMINATION OF NET ASSET VALUE

SECURITY VALUATION. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held by the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

FAIR VALUE PROCEDURES. Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Trust's Board of Trustees (the "Board"). The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include:

the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. The International Equity Fund and the Aggressive Value Fund uses FT Interactive ("FT") as a third party fair valuation vendor. FT provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by FT in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a "confidence interval" which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the International Equity Fund and the Aggressive Value Fund value the non-U.S. securities in their portfolios that exceed the applicable "confidence interval" based upon the fair values provided by FT. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by FT are not reliable, the Adviser contacts the Fund's Administrator and requests that a meeting of the Committee be held.

Options for which the primary market is a national securities exchange are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price for long options, and the most recent ask price for written options. Options not traded on a national securities exchange are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee Meeting be called.

In addition, the Fund's administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser if the Fund is holding the relevant security that such limits have been exceeded. In such event, the adviser makes the determination whether a Committee Meeting should be called based on the information provided.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting each Fund and its shareholders that is intended to supplement the discussion contained in the Funds' prospectuses. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Funds' prospectuses is not intended as a substitute for careful tax planning.

Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Congress passed the Regulated Investment Company Modernization Act on December 22, 2010 (the "RIC Mod Act") which makes certain beneficial changes for Regulated Investment Companies ("RICs") and their shareholders, some of which are referenced below. In general, the RIC Mod Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests. Additionally, the RIC Mod Act allows capital losses to be carried forward indefinitely, and retain the character of the original loss, exempts certain RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of income and gains.

QUALIFICATIONS AS A RIC. Each Fund intends to qualify and elects to be treated as a RIC under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, each Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess, if any, of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; (ii) at the end of each fiscal quarter of each Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership; and (iii) at the end of each fiscal quarter of each Fund's taxable year, not more than 25% of the value of its total assets may be invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If a Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to qualify as a RIC for any year, and these relief provisions are not available, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income (for tax years ending prior to

December 31, 2012). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC.

For taxable years beginning after December 22, 2010, a Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

The RIC Mod Act changed the treatment of capital loss carryovers for RICs. The new rules are similar to those that apply to capital loss carryovers of individuals and provide that such losses are carried over by a Fund indefinitely. Thus, if a Fund has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess of a Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of such Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Different rules apply to pre-enactment net capital losses which can only be carried forward to offset capital gains realized during the eight years following the year of the loss and are treated as a short-term capital loss in the year to which it is carried. Certain transition rules require post-enactment capital losses to be utilized first, which, depending on the circumstances for a Fund, may result in the expiration of unused pre-enactment losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98.2% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirement for qualification as a RIC.

SHAREHOLDER TREATMENT. Each Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by each Fund will be eligible for the reduced maximum tax rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund designates the distributions as qualified dividend income. ABSENT FURTHER LEGISLATION, THE REDUCED TAX RATES APPLICABLE TO QUALIFIED DIVIDEND INCOME WILL NOT APPLY TO DIVIDENDS RECEIVED IN TAXABLE YEARS BEGINNING AFTER DECEMBER 31, 2012. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the

United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder,
(iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains. Each Fund will report annually to its shareholders the amount of the Fund's distributions that qualify for the reduced tax rates on qualified dividend income.

A Fund's dividends that are paid to their corporate shareholders and are designated by the Fund as attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the 70% corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Recent legislation effective beginning in 2013 provides that U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a new 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of Fund shares).

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Legislation passed by Congress in 2008 requires the Fund (or its administrative agent) to report to the Internal Revenue Services ("IRS") and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the present law requirement to report the gross proceeds from the sale of Fund shares, the Funds will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares the Funds will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Funds will use the average basis method as their default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The current law requirement to report only the gross proceeds from the sale of Fund shares will continue to apply to all Fund shares acquired through December 31, 2011, and sold on and after that date.

FOREIGN TAXES. Dividends and interest received by a Fund from foreign sources may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on such securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to, and will, file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by a Fund, subject to certain limitations. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit (subject to significant limitations) they may be entitled to use against their federal income tax. If a Fund makes the election, such Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Foreign tax credits, if any, received by a Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a "qualified fund of funds" under the Code. If a Fund is a "qualified fund of funds" it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. A Fund will be treated as a "qualified fund of funds" under the Code if at least 50% of the value of the Fund's total assets (at the close of each quarter of the Fund's taxable year) is represented by interests in other RICs.

TAX TREATMENT OF COMPLEX SECURITIES. Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by each Fund.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that any net gain realized from the closing out of futures or options contracts with respect to sercurities will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement described above in the paragraph discussing the requirements for qualification as a RIC. Each Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of a Fund's fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on a Fund's other investments and shareholders are advised on the nature of the distributions.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. Such Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic payments on a swap will generally constitute ordinary income or loss, while termination of a swap will generally result in capital gain or loss (which may be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

Investments by a Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess face value of the securities over their issue price (the "original issue discount" or "OID") each year that the securities are held, even though the Fund receives no cash interest payments. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash.
Such income is included in determining the amount of income that the Fund must distribute to maintain its status as a RIC and to avoid the payment of federal income tax, including excise tax discussed above. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

A Fund's transactions in foreign currencies and forward currency contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount, and timing of distributions to shareholders. Most foreign exchange gains realized on the sale of foreign stocks and securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of stocks and securities are generally treated as ordinary losses by the Fund. These gains, when distributed, will be taxed to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes discussed above. Accordingly in order to avoid certain income and excise taxes the Fund may be required to liquidate Fund investments at a time when the investment advisor might not otherwise have chosen to do so.

If a Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFICs", the Fund will be subject to one of the following special tax regimes: (i) the Fund would be liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualified electing fund" or "QEF", the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

BACKUP WITHHOLDING. In certain cases, each Fund will be required to withhold at the applicable withholding rate, and remit to the U.S. Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to that Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

TAX SHELTER REPORTING REGULATIONS. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

NON-U.S. SHAREHOLDERS. Non-U.S. investors in a Fund may be subject to U.S. withholding and estate tax and may be subject to additional reporting obligations and are therefore strongly encouraged to consult their tax advisors prior to investing in a Fund.

STATE TAXES. No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in GNMA or FNMA securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment.

Shareholders should consult their own tax advisors regarding the effect of federal, state and local taxes on an investment in Fund shares.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities, both listed and over the counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the OTC market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Funds may obtain, it is the opinion of the Adviser and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Funds.

For the fiscal years ended April 30, 2010 2011, and 2012, the Funds paid the following aggregate brokerage commissions on portfolio transactions:


--------------------------------------------------------------------------------
                                          AGGREGATE DOLLAR AMOUNT
FUND                                   OF BROKERAGE COMMISSIONS PAID
--------------------------------------------------------------------------------
                                     2010            2011            2012
--------------------------------------------------------------------------------
Opportunity Fund                  $2,205,015      $2,486,275      $2,212,822
--------------------------------------------------------------------------------
International Fund                   $63,893         $74,682         $62,425
--------------------------------------------------------------------------------
Small Cap Fund                      $215,649        $951,692      $1,719,041
--------------------------------------------------------------------------------
Aggressive Value Fund               $275,483      $1,288,742      $2,692,874
--------------------------------------------------------------------------------
SMID Fund                             N/A(1)          N/A(1)          $2,658(2)
--------------------------------------------------------------------------------
Global Select Fund                    N/A(1)          N/A(1)          $1,577(3)
--------------------------------------------------------------------------------


(1)  Not in operation during the period.
(2) Represents the period from May 31, 2011 (commencement of operations) to April 30, 2012.
(3) Represents the period from November 30, 2011 (commencement of operations) to April 30, 2012.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, a Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The Financial Industry Regulatory Authority ("FINRA") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

Cambiar utilizes a Commission Sharing Arrangement ("CSA") to obtain research from certain macro research firms with Instinet being the executing broker and facilitator of the CSA. Allocations to the macro research firms are determined by Cambiar's broker-vote process. The total commission paid through the CSA program was less than 1% of total commissions paid by the Funds.

COMMISSION SHARING ARRANGEMENT ("CSA")
--------------------------------------------------------------------------------
FUND             TOTAL DOLLAR AMOUNT OF                TOTAL DOLLAR AMOUNT OF
                 BROKERAGE COMMISSIONS FOR             TRANSACTIONS INVOLVING
                 RESEARCH SERVICES (CSA)               BROKERAGE COMMISSIONS FOR
                                                       RESEARCH SERVICES (CSA)
--------------------------------------------------------------------------------
Opportunity Fund            $791                              $203,948
International Fund        $1,267                               $33,124
Small Cap Fund            $7,755                            $3,845,409
Aggressive Value Fund    $30,185                           $23,251,397
SMID Fund                     $0                                    $0
Global Select Fund            $0                                    $0
--------------------------------------------------------------------------------

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Funds on an exchange if a written contract is in effect between the affiliate and the Funds expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Funds for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended April 30, 2010, 2011, and 2012, the Funds paid no brokerage commissions on portfolio transactions effected by affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. As of April 30, 2012, the Funds did not hold any securities of "regular broker-dealers".

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Funds may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the Funds' two most recently completed fiscal years ended April 30, 2011 and 2012, the portfolio turnover rates for the Funds were as follows:

--------------------------------------------------------------------------------
                                          PORTFOLIO TURNOVER RATE
--------------------------------------------------------------------------------
FUND                                       2011             2012
--------------------------------------------------------------------------------
Opportunity Fund                            63%              62%
--------------------------------------------------------------------------------
International Equity Fund                   69%              62%
--------------------------------------------------------------------------------
Small Cap Fund                              85%              70%
--------------------------------------------------------------------------------
Aggressive Value Fund                      128%             196%
--------------------------------------------------------------------------------
SMID Fund                                N/A(1)              96%(2)
--------------------------------------------------------------------------------
Global Select Fund                       N/A(1)              22%(3)
--------------------------------------------------------------------------------

(1)  Not in operation during the period.
(2) Represents the period from May 31, 2011 (commencement of operations) to April 30, 2012.
(3) Represents the period from November 30, 2011 (commencement of operations) to April 30, 2012.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, on the one hand, and include procedures to address conflicts between the interests of the Funds' shareholders and those of the Funds' Adviser, principal underwriter, or any affiliated person of the Funds, the Adviser, or the principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Adviser CCO") to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Funds' Chief Compliance Officer reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). Each Fund will disclose a complete or summary schedule of investments (which includes each Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its semi-annual and annual reports which are distributed to Fund shareholders. Each Fund's complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and is available in semi-annual and annual reports filed with the SEC on Form N-CSR.

Fund filings on Form N-Q and Form N-CSR are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. Should a Fund include only a Summary Schedule rather than a complete schedule of investments in its semi-annual and annual reports, its Form N-CSR will be available without charge, upon request, by calling 1-866-777-8227. These reports are also available, free of charge, on the Adviser's website at www.cambiar.com.

The Funds provide information about their complete portfolio holdings, updated as of the most recent calendar month on the internet at http://aicfundholdings.com/cambiar. This information is provided with a lag of at least 30 days and is publicly available to shareholders.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator, the financial printer or transfer agent, in connection with their services to the Funds. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Funds. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of a Fund's portfolio along with related performance attribution statistics. The Adviser currently has arrangements to provide: Opportunity Fund non-public portfolio holdings information to Russell Mellon and Watershed Investment Consultants, Inc.; International Equity Fund non-public holdings information to Mercer Investments and Russell Mellon; and Small Cap Fund non-public holdings information to Russell Mellon and Morgan Stanley Smith Barney LLC. The Adviser reports the complete portfolio (including security name, ticker, cusip, number of shares, current market value and percentage of portfolio), as well as percentage weightings for the top ten holdings. This is generally sent on a quarterly basis, but may vary. The lag time for such disclosures will also vary. The portfolio holdings are used to create 1) a quarterly profile to educate brokers and 2) to conduct quarterly due diligence on the Fund. This information is considered confidential and will not be distributed to the public. The Funds believe these disclosures serve a legitimate business purpose. The Funds' Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

The Funds' policies and procedures provide that the Adviser's CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party the Adviser's CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Funds' shareholders and that conflicts between the interests of the Funds' shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Funds are addressed. Complete portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The monthly disclosures will not be made sooner than three days after the date of the information.

With the exception of disclosures to rating and ranking organizations as described above, the Funds require any third party receiving non-public holdings information to enter into a confidentiality agreement with the Fund or the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Funds, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Funds' policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Adviser and its affiliates or recipient of the Funds' portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by a Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Trust has received a legal opinion to the effect that each Fund's shares are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust, unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review each Fund's proxy voting record.

A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available on Form N-PX (i) without charge, upon request, by calling 1-888-673-9950; and (ii) on the SEC's website at http://www.sec.gov.

CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, Distributor and the Administrator have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code of Ethics" and together the "Codes of Ethics") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes of Ethics further require certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.



5% AND 25% SHAREHOLDERS

As of August 6, 2012, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% to 25% or more of any class of shares of a Fund. The Trust believes that most of the shares referred to below were held by the persons below in accounts for their fiduciary, agency or custodial customers. Persons owing of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to "control" the Fund within the meaning of the 1940 Act.


--------------------------------------------------------------------------------
SHAREHOLDER                                     NUMBER OF SHARES          %
--------------------------------------------------------------------------------
CAMBIAR OPPORTUNITY FUND, INVESTOR CLASS SHARES
--------------------------------------------------------------------------------
Morgan Stanley Smith Barney                       3,529,597.1240        7.17%
Harborside Financial Center
Plaza 2 3rd Floor
Jersey City, NJ 07311
--------------------------------------------------------------------------------
National Financial SVCS Corp                     10,852,724.8940       22.04%
For Exclusive Benefit of Our
Customers
ATTN Mutual Funds Dept 5th Fl
200 Liberty St
New York, NY 10281-1003
--------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner &                    15,898,336.7430       32.28%
Smith Inc. for the Sole Benefit of
Its Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------
Charles Schwab & Co Inc.                         11,646,329.4450       23.65%
Reinvest Account
ATTN Mutual Fund
101 Montgomery St
San Francisco, CA 94104-4151
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHAREHOLDER                                     NUMBER OF SHARES          %
--------------------------------------------------------------------------------
CAMBIAR INTERNATIONAL EQUITY FUND, INVESTOR CLASS SHARES
--------------------------------------------------------------------------------
First Clearing LLC                                  230,010.5710       13.27%
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market St
Saint Louis, MO 63103-2523
--------------------------------------------------------------------------------
Michael S. Barish & Joyce F.                        159,412.8590        9.20%
Barish Ten Com
5761 E Nassau Pl
Englewood, CO 80111-1021
--------------------------------------------------------------------------------
Brian M. Barish                                     114,942.7080        6.63%
75 S Forest St
Denver, CO 80246-11444
--------------------------------------------------------------------------------
National Financial SVCS Corp                        423,144.6800       24.42%
for Exclusive Benefit of Our
Customers
ATTN Mutual Funds Dept 5th Fl
200 Liberty St
New York, NY 10281-1003
--------------------------------------------------------------------------------
CAMBIAR SMID FUND, INVESTOR CLASS SHARES
--------------------------------------------------------------------------------
Brian M. Barish                                      52,356.0210       31.84%
75 S Forest St
Denver, CO 80246-1144
--------------------------------------------------------------------------------
Cambiar Holdings LLP                                100,000.0000       60.81%
2401 E 2nd Ave Suite 400
Denver, CO 80206-4716
--------------------------------------------------------------------------------
National Financial SVCS Corp                         10,501.1630        6.39%
for Exclusive Benefit of Our
Customers
ATTN Mutual Funds Dept 5th Fl
200 Liberty St
New York, NY 10281-1003
--------------------------------------------------------------------------------
CAMBIAR OPPORTUNITY FUND, INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------
Morgan Stanley Smith Barney                       1,534,191.5710        7.46%
Harborside Financial Center
Plaza 2 3rd Floor
Jersey City, NJ 07311
--------------------------------------------------------------------------------
First Clearing LLC                               11,578,260.2110       56.30%
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market St
Saint Louis, MO 63103-2523
--------------------------------------------------------------------------------
The Fulton Company                                1,661,425.0040        8.08%
c/o Fulton Financial Advisors
PO Box 3215
Lancaster, PA 17604-3215
--------------------------------------------------------------------------------
Charles Schwab & Co Inc.                          1,656,627.0740        8.06%
Special Custody Acct FBO
Customers ATTN Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4151
--------------------------------------------------------------------------------
National Financial SVCS Corp                      1,118,960.0630        5.44%
for Exclusive Benefit of Our
Customers
ATTN Mutual Funds Dept 5th Fl
200 Liberty St
New York, NY 10281-1003
--------------------------------------------------------------------------------
Parbanc Co                                        1,886,973.9070        9.18%
514 Market St
Parkersburg WV 26101-5144
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHAREHOLDER                                     NUMBER OF SHARES          %
--------------------------------------------------------------------------------
CAMBIAR SMALL CAP FUND, INVESTOR CLASS SHARES
--------------------------------------------------------------------------------
Morgan Stanley Smith Barney                      10,203,616.4730       25.01%
Harborside Financial Center
Plaza 2 3rd Floor
Jersey City, NJ 07311
--------------------------------------------------------------------------------
First Clearing LLC                                3,228,015.8830        7.91%
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market St
Saint Louis, MO 63103-2523
--------------------------------------------------------------------------------
National Financial SVCS Corp                      4,389,771.5630       10.76%
for Exclusive Benefit of Our
Customers
ATTN Mutual Funds Dept 5th Fl
200 Liberty St
New York, NY 10281-1003
--------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner &                     8,074,355.3660       19.79%
Smith Inc. for the Sole Benefit of
Its Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------
Charles Schwab & Co Inc.                          7,997,145.0290       19.60%
ATTN Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4151
--------------------------------------------------------------------------------
CAMBIAR SMALL CAP FUND, INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------
Morgan Stanley Smith Barney                       2,153,073.1860       12.29%
Harborside Financial Center
Plaza 2 3rd Floor
Jersey City, NJ 07311
--------------------------------------------------------------------------------
Comerica Bank Trustee for                         1,037,864.9840        5.93%
American Excess Insurance
Exchange Equity Mutual Funds
Risk Retention Group
PO Box 75000
Detroit, MI 48275-3446
--------------------------------------------------------------------------------
National Financial SVCS Corp                      3,437,274.0930       19.62%
for Exclusive Benefit of Our
Customers
ATTN Mutual Funds Dept 5th Fl
200 Liberty St
New York, NY 10281-1003
--------------------------------------------------------------------------------
Charles Schwab & Co Inc.                          6,478,404.7620       36.99%
Reinvest Account ATTN Mutual
Funds
101 Montgomery St
San Francisco, CA 94104-4151
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHAREHOLDER                                     NUMBER OF SHARES          %
--------------------------------------------------------------------------------
CAMBIAR AGGRESSIVE VALUE FUND, INVESTOR CLASS SHARES
--------------------------------------------------------------------------------
BNYM IS Trust Co                                  1,104,688.8630        7.45%
FBO WRAP Clients
301 Bellevue Pkwy
Wilmington, DE 19809-3705
--------------------------------------------------------------------------------
National Financial SVCS Corp                      5,751,611.1410       38.77%
for Exclusive Benefit of Our
Customers
ATTN Mutual Funds Dept 5th Fl
200 Liberty St
New York, NY 10281-1003
--------------------------------------------------------------------------------
Charles Schwab & Co Inc.                          3,089,818.3720       20.83%
Special Custody A/C FBO
Customers ATTN Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4151
--------------------------------------------------------------------------------
CAMBIAR GLOBAL SELECT FUND, INVESTOR CLASS SHARES
--------------------------------------------------------------------------------
Cambiar Holdings LLP                                100,000.0000       88.89%
2401 E 2nd Ave Suite 400
Denver, CO 80206-4716
--------------------------------------------------------------------------------
National Financial SVCS Corp                          9,920.8030        8.82%
for Exclusive Benefit of Our
Customers
ATTN Mutual Funds Dept 5th Fl
200 Liberty St
New York, NY 10281-1003
--------------------------------------------------------------------------------

                      APPENDIX A -- DESCRIPTION OF RATINGS

MOODY'S INVESTORS SERVICE, INC.

PREFERRED STOCK RATINGS

Because of the fundamental differences between preferred stocks and bonds, a variation of Moody's familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

     aaa An issue rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa An issue rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a An issue rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa An issue rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba An issue rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b An issue rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa An issue rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca An issue rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: plus (+) or minus (-): Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY

     Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A Bonds rated A possess many favorable investment attributes and are to be considered as upper- medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa Bonds rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's bond ratings, where specified, are applied to senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               o    Leading market positions in well-established industries.

               o    High rates of return on funds employed.

               o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

               o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

               o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for Bank Deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by actions of the government controlling the currency of denomination. In addition, risks associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer's branch is located are not incorporated into Moody's short-term debt ratings.

Moody's makes no representation that rated bank or insurance company obligations are exempt from the registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

If an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

STANDARD & POOR'S RATING SERVICES

Issue credit ratings are based, in varying degrees, on the following considerations:

     o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     o    Nature of and provisions of the obligation;

     o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

          The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

     AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.

     C A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

     N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

     Plus (+) or minus(-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

     A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

FITCH INC. RATINGS

INTERNATIONAL LONG-TERM CREDIT RATINGS

Investment Grade

     AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB Good credit quality. 'BBB' ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

     BB Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B Highly speculative: (i) For issuers and performing obligations, 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment, and (ii) For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of 'RR1' (outstanding).

     CCC High default risk: (i) for issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions; (ii) for individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of 'RR2' (superior), or 'RR3' (good) or 'RR4' (average);

     CC High default risk: (i) for issuers and performing obligations, default of some kind appears probable; and (ii) for individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of 'RR4' (average) or 'RR5' (below average).

     C High default risk: (i) for issuers and performing obligations, default is imminent; and (ii) For individual obligations, may indicate distressed or defaulted obligations with potential for below- average to poor recoveries. Such obligations would possess a Recovery Rating of 'RR6' (poor).

     RD Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

     D Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

          Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

          Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or 'CCC-C' categories.

          Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

     F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

     B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

     C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

NOTES:

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term 'put' or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

'PIF': The tranche has reached maturity and has been "paid-in-full", regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated.

'NR': Denotes that Fitch Ratings does not publicly rate the associated issue or issuer.

'WD': Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

               APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES




[CAMBIAR LOGO OMITTED]


                        PROXY VOTING AND CLASS ACTIONS
--------------------------------------------------------------------------------
                                                      Last Updated June 15, 2012


PROXY  VOTING  POLICY  AND  PROCEDURES


OBJECTIVE: The objective of Cambiar proxy voting process is to maximize the longterm investment performance of our clients.

POLICY: Cambiar will typically vote all proxy proposals in accordance with management recommendations unless the effect of particular resolutions could adversely affect shareholder value. In such cases, it is Cambiar's policy to vote against these proposals. If Cambiar sees it necessary to become further involved, the Analyst will directly engage management.

PROXY VOTING PROCEDURE: The procedure for processing proxy ballots is as follows:

         1. Custodians are directed to send all proxy material to Cambiar. Cambiar has retained Glass Lewis & Co. ("Glass Lewis") to provide independent research. Cambiar votes proxies through Broadridge's Proxy Edge platform.

         2. The Proxy Administrator reviews the research provided by Glass Lewis & Co. for each company meeting and each proposal. If Glass Lewis' recommendations agree and favor management Cambiar votes according to management's recommendations.

         3. If nonroutine proposals or proposals considered to have a potential negative investment performance impact are discovered or Glass Lewis recommends a vote against a management recommendation, the Proxy Administrator will review the particular resolutions with the Portfolio Manager responsible for the investment and vote per the Portfolio Manager's recommendations.

                  Where a material conflict of interest has been identified, Cambiar will notify its clients of the conflict and vote based on Glass Lewis's recommendation to ensure the best economic interests of its clients are met.

         4. Cambiar keeps a record of all accounts and proxies voted and provides monthly and/or quarterly reports as required through the Proxy Edge platform.

         5. On a regular basis, the Proxy Administrator reviews the proxy voting record with the Portfolio Managers.


         6.       Copies of this procedure can be obtained free of charge by:

                  o calling Cambiar Investors, LLC tollfree at 8886739950 or
                  o        by visiting our web site at http://www.cambiar.com or

                  o        by writing us at: 2401 E. Second Ave. #500, Denver,
                           CO 80206


         7. By August 31, each year Cambiar's annual proxy voting record for the previous 12 months ending June 30 may be obtained free of charge by:

                  o        calling 8886739950 or
                  o        by visiting our web site at http://www.cambiar.com or
                  o        by writing us at: 2401 E. Second Ave. #500, Denver,
                           CO 80206\

[CAMBIAR LOGO OMITTED]


CLASS  ACTION  PROCEDURES:

Cambiar has engaged a third party class action claims service, Class Actions Claims Management, to provide securities class action research and proof of claim filing services for our clients. Class Action Claims Management shall participate in all relevant class actions.

                             PROXY PAPER GUIDELINES





                               2012 PROXY SEASON




                                 AN OVERVIEW OF
                          THE GLASS LEWIS APPROACH TO
                                  PROXY ADVICE










[LOGO OMITTED]
GLASS                                                                    SUMMARY
LEWIS & CO.                                                        UNITED STATES






                     Copyright 2012 Glass, Lewis & Co., LLC

CONTENTS
--------------------------------------------------------------------------------

I. Election of Directors ...................................................   3
     Board of Directors ....................................................   3
     Separation of the Roles of Chairman and CEO ...........................   4
     Majority Voting for the Election of Directors .........................   5
     Classified Boards .....................................................   5
     Mutual Fund Boards ....................................................   5
II. Financial Reporting ....................................................   6
     Auditor Ratification ..................................................   6
     Auditor Rotation ......................................................   6
     Pension Accounting Issues .............................................   6
III. Compensation ..........................................................   7
     Equity Based Compensation Plans .......................................   7
     Option Exchanges ......................................................   7
     Performance Based Options .............................................   7
     Linking Pay with Performance ..........................................   8
     Director Compensation Plans ...........................................   8
     Advisory Votes on Compensation ........................................   8
     Advisory Votes on Compensation Frequency ..............................   8
     Limits on Executive Compensation ......................................   8
     Limits on Executive Stock Options .....................................   9
IV. Governance Structure ...................................................  10
     Anti-Takeover Measures ................................................  10
     Authorized Shares .....................................................  10
     Voting Structure ......................................................  11
     Shareholder Proposals .................................................  11
V. Environmental and Social Risk ...........................................  12






                     Copyright 2012 Glass, Lewis & Co., LLC
                                       2

I. ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.

BOARD COMPOSITION

We look at each individual on the board and examine his or her relationships with the company, the company's executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member.

We vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board's commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve, is critical to this evaluation.

We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the five years prior to the inquiry are usually considered to be "current" for purposes of this test.

In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 20% or more of the company's voting stock.

We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.

Although we typically vote for the election of directors, we will recommend voting against directors (or withholding where applicable, here and following) for the following reasons:

     o A director who attends less than 75% of the board and applicable committee meetings.

     o A director who fails to file timely form(s) 4 or 5 (assessed on a case-by-case basis).

     o A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

     o All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.

     o We also feel that the following conflicts of interest may hinder a director's performance and will therefore recommend voting against a:

     o    CFO who presently sits on the board.



                     Copyright 2012 Glass, Lewis & Co., LLC

     o    Director who presently sits on an excessive number of boards

     o Director, or a director whose immediate family member, provides material professional services to the company at any time during the past three years.

     o Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.

     o    Director with an interlocking directorship.

BOARD COMMITTEE COMPOSITION

All key committees including audit, compensation, governance, and nominating committees should be composed solely of independent directors and each committee should be focused on fulfilling its specific duty to shareholders. We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee or who has served in that capacity in the past year.

REVIEW OF THE COMPENSATION DISCUSSION AND ANALYSIS REPORT

We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. In our evaluation of the CD&A, we examine, among other factors, the extent to which the company has used performance goals in determining overall compensation, how well the company has disclosed performance metrics and goals and the extent to which the performance metrics, targets and goals are implemented to enhance company performance. We would recommend voting against the chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets. However, if a company provides shareholders with an advisory vote on compensation, we will recommend that shareholders only vote against the advisory compensation vote proposal unless the compensation practices are particularly egregious or persistent.

REVIEW OF RISK MANAGEMENT CONTROLS

We believe companies, particularly financial firms, should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown, and where a reasonable analysis indicates that the company's board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), we will consider recommending to vote against the chairman of the board on that basis.

SEPARATION OF THE ROLES OF CHAIRMAN AND CEO

Glass Lewis believes that separating the roles of corporate officers and the chairman of the board is a better governance structure than a combined executive/chairman position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by such board. This becomes much more complicated when management actually sits on, or chairs, the board.


                     Copyright 2012 Glass, Lewis & Co., LLC
                                       4

We view an independent chairman as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.

We do not recommend voting against CEOs who serve on or chair the board. However, we do support a separation between the roles of chairman of the board and CEO, whenever that question is posed in a proxy.

In the absence of an independent chairman, we support the appointment of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chairman.

MAJORITY VOTING FOR THE ELECTION OF DIRECTORS

Glass Lewis will generally support proposals calling for the election of directors by a majority vote in place of plurality voting. If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to assume the role of a director. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

CLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.

MUTUAL FUND BOARDS

Mutual funds, or investment companies, are structured differently than regular public companies (i.e., operating companies). Members of the fund's adviser are typically on the board and management takes on a different role than that of other public companies. As such, although many of our guidelines remain the same, the following differences from the guidelines at operating companies apply at mutual funds: We believe three-fourths of the boards of investment companies should be made up of independent directors, a stricter standard than the two-thirds independence standard we employ at operating companies.

We recommend voting against the chairman of the nominating committee at an investment company if the chairman and CEO of a mutual fund is the same person and the fund does not have an independent lead or presiding director.



                     Copyright 2012 Glass, Lewis & Co., LLC

II. FINANCIAL REPORTING
--------------------------------------------------------------------------------

AUDITOR RATIFICATION

We believe that role of the auditor is crucial in protecting shareholder value. In our view, shareholders should demand the services of objective and well-qualified auditors at every company in which they hold an interest. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.

Glass Lewis generally supports management's recommendation regarding the selection of an auditor. However, we recommend voting against the ratification of auditors for the following reasons:

     o When audit fees added to audit-related fees total less than one-half of total fees.

     o When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).

     o    When the company has aggressive accounting policies.

     o When the company has poor disclosure or lack of transparency in financial statements.

     o When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.

     o When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

AUDITOR ROTATION

We typically support audit related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

PENSION ACCOUNTING ISSUES

Proxy proposals sometimes raise the question as to whether pension accounting should have an effect on the company's net income and therefore be reflected in the performance of the business for purposes of calculating payments to executives. It is our view that pension credits should not be included in measuring income used to award performance-based compensation. Many of the assumptions used in accounting for retirement plans are subject to the discretion of a company, and management would have an obvious conflict of interest if pay were tied to pension income.







                     Copyright 2012 Glass, Lewis & Co., LLC
                                       6

III. COMPENSATION
--------------------------------------------------------------------------------

EQUITY BASED COMPENSATION PLANS

Glass Lewis evaluates option and other equity-based compensation on a case-by-case basis. We believe that equity compensation awards are a useful tool, when not abused, for retaining and incentivizing employees to engage in conduct that will improve the performance of the company.

We evaluate option plans based on certain overarching principles:

     o    Companies should seek additional shares only when needed.

     o The number of shares requested should be small enough that companies need shareholder approval every three to four years (or more frequently).

     o If a plan is relatively expensive, it should not be granting options solely to senior executives and board members.

     o    Annual net share count and voting power dilution should be limited.

     o Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and in line with the peer group.

     o The expected annual cost of the plan should be proportional to the value of the business.

     o The intrinsic value received by option grantees in the past should be reasonable compared with the financial results of the business.

     o Plans should deliver value on a per-employee basis when compared with programs at peer companies.

     o    Plans should not permit re-pricing of stock options.

OPTION EXCHANGES

Option exchanges are reviewed on a case-by-case basis, although they are approached with great skepticism. Repricing is tantamount to a re-trade. We will support a repricing only if the following conditions are true:

     o    Officers and board members do not participate in the program.

     o The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude.

     o The exchange is value neutral or value creative to shareholders with very conservative assumptions and a recognition of the adverse selection problems inherent in voluntary programs.

     o Management and the board make a cogent case for needing to incentivize and retain existing employees, such as being in a competitive employment market.

PERFORMANCE BASED OPTIONS

We generally recommend that shareholders vote in favor of performance-based option requirements. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would attract executives who believe in their ability to guide the company to achieve its targets.


                     Copyright 2012 Glass, Lewis & Co., LLC
                                       7

LINKING PAY WITH PERFORMANCE

Executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis grades companies on an A to F scale based on our analysis of executive compensation relative to performance and that of the company's peers and will recommend voting against the election of compensation committee members at companies that receive a grade of F.

DIRECTOR COMPENSATION PLANS

Non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals.

ADVISORY VOTES ON COMPENSATION

We closely review companies' compensation practices and disclosure as outlined in their CD&As and other company filings to evaluate management-submitted advisory compensation vote proposals. In evaluating these non-binding proposals, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of compensation in comparison to company performance and that of its peers. Glass Lewis will generally recommend voting in favor of shareholder proposals to allow shareholders an advisory vote on compensation.

At companies that received a significant shareholder vote against their advisory vote on executive compensation in the previous year, we will look for disclosure in the proxy statement and other publicly-disclosed filings that indicates the compensation committee is responding to the prior year's vote results. In the absence of evidence that the board is responding appropriately, we will recommend holding compensation committee members accountable for this failure.

ADVISORY VOTES ON COMPENSATION FREQUENCY

We believe companies should submit say-on-pay votes to shareholders every year and therefore will generally support annual votes on compensation absent a compelling reason. We believe annual say-on-pay votes encourage beneficial board and shareholder dialogue on compensation and that the relatively minor additional financial burdens on a company with regard to an annual vote are outweighed by the benefits to shareholders of more frequent accountability.

LIMITS ON EXECUTIVE COMPENSATION

Proposals to limit executive compensation will be evaluated on a case-by-case basis. As a general rule, we believe that executive compensation should be left to the board's compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue.




                     Copyright 2012 Glass, Lewis & Co., LLC
                                       8

LIMITS ON EXECUTIVE STOCK OPTIONS

We favor the grant of options to executives. Options are a very important component of compensation packages designed to attract and retain experienced executives and other key employees. Tying a portion of an executive's compensation to the performance of the company also provides an excellent incentive to maximize share values by those in the best position to affect those values. Accordingly, we typically vote against caps on executive stock options.





































                     Copyright 2012 Glass, Lewis & Co., LLC
                                       9

IV. GOVERNANCE STRUCTURE
--------------------------------------------------------------------------------

ANTI-TAKEOVER MEASURES

POISON PILLS (SHAREHOLDER RIGHTS PLANS)

Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.

We believe that boards should be given wide latitude in directing the activities of the company and charting the company's course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan's implementation.

In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable 'qualifying offer' clause.

RIGHT OF SHAREHOLDERS TO CALL A SPECIAL MEETING

We will recommend in favor of proposals that allow shareholders to call special meetings. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of 10-15% of shareholders requesting such a meeting, depending on the company size.

SHAREHOLDER ACTION BY WRITTEN CONSENT

We will recommend in favor of proposals that allow shareholders to act by written consent. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to at least the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote were present and voting.

AUTHORIZED SHARES

Proposals to increase the number of authorized shares will be evaluated on a case-by-case basis. Adequate capital stock is important to the operation of a company. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock beyond what is currently available:

     o    Stock split

     o    Shareholder defenses

     o    Financing for acquisitions

     o    Financing for operations

Unless we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend in favor of the authorization of additional shares.


                     Copyright 2012 Glass, Lewis & Co., LLC
                                       10

VOTING STRUCTURE

CUMULATIVE VOTING

Glass Lewis will recommend voting for proposals seeking to allow cumulative voting unless the company has majority voting for the election of directors in which case we will vote against. Cumulative voting is a voting process that maximizes the ability of minority shareholders to ensure representation of their views on the board. Cumulative voting generally operates as a safeguard for by ensuring that those who hold a significant minority of shares are able to elect a candidate of their choosing to the board.

SUPERMAJORITY VOTE REQUIREMENTS

Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders' input in making decisions on such crucial matters as selling the business.

SHAREHOLDER PROPOSALS

Shareholder proposals are evaluated on a case-by-case basis. We generally favor proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. We typically prefer to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when we see a clear and direct link between the proposal and some economic or financial issue for the company.






















                     Copyright 2012 Glass, Lewis & Co., LLC
                                       11

V. CAPITAL MANAGEMENT
--------------------------------------------------------------------------------

We believe companies should actively evaluate risks to long-term shareholder value stemming from poor governance practices. In addition, we believe companies should consider their exposure to environmental and social risk, including changes in environmental or social regulation with respect to their operations, as well as related legal and reputational risks and should incorporate this exposure into their overall business risk profile. Companies should disclose to shareholders both the nature and magnitude of such risks as well as steps they have taken or will take to mitigate those risks.

When we identify situations where shareholder value is at risk, we may recommend voting in favor of a reasonable and well-targeted shareholder proposal if we believe supporting the proposal will promote disclosure of and/or mitigate significant risk exposure. In egregious cases where a company has failed to adequately mitigate risks stemming from environmental or social practices, we will recommend shareholders vote against directors.
































                     Copyright 2012 Glass, Lewis & Co., LLC
                                       12

FOR MORE INFORMATION ABOUT GLASS LEWIS' POLICIES OR OUR APPROACH TO
PROXY ANALYSIS, PLEASE VISIT WWW.GLASSLEWIS.COM OR CONTACT OUR CHIEF POLICY OFFICER, ROBERT MCCORMICK, AT +1 415 6784228.

THIS DOCUMENT SETS FORTH THE PROXY VOTING POLICY AND GUIDE LINES OF GLASS, LEWIS & CO., LLC. THE POLICIES INCLUDED HEREIN HAVE BEEN DEVELOPED BASED ON GLASS LEWIS' EXPERIENCE WITH PROXY VOTING AND CORPORATE GOVERNANCE ISSUES AND ARE NOT TAILORED TO ANY SPECIFIC PERSON. MOREOVER, THESE GUIDELINES ARE NOT INTENDED TO BE EXHAUSTIVE AND DO NOT INCLUDE ALL POTENTIAL VOTING ISSUES. THE INFORMATION INCLUDED HEREIN IS REVIEWED PERIODICALLY AND UPDATED OR REVISED AS NECESSARY. GLASS LEWIS IS NOT RESPONSIBLE FOR ANY ACTIONS TAKEN OR NOT TAKEN ON THE BASIS OF THIS INFORMATION. THIS DOCUMENT MAY NOT BE REPRODUCED OR DISTRIBUTED IN ANY MANNER WITHOUT THE WRITTEN PERMISSION OF GLASS LEWIS.




        COPYRIGHT (C) 2011 GLASS, LEWIS & CO., LLC. ALL RIGHTS RESERVED.

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Headquarters
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New York, N.Y. 10005
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Australia
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Bishop's Quay
Limerick, Ireland
Phone: +353 61 404700
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             PLEASE DIRECT GENERAL INQUIRIES TO INFO@GLASSLEWIS.COM


                     Copyright 2012 Glass, Lewis & Co., LLC

                          PART C: OTHER INFORMATION

ITEM 28. EXHIBITS:


(a)(1)   Amended and Restated Agreement and Declaration of Trust of The Advisors' Inner
         Circle Fund (the "Registrant") dated July 18, 1991, as amended and restated February 18,
         1997, is incorporated herein by reference to exhibit (1)(b) of Post-Effective Amendment
         No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484),
         filed with the U.S. Securities and Exchange Commission (the "SEC") via EDGAR
         Accession No. 0000950109-97-001691 on February 27, 1997.
(a)(2)   Amendment No. 1, dated May 15, 2012, to the Registrant's Amended and Restated
         Agreement and Declaration of Trust dated July 18, 1991, as amended and restated
         February 18, 1997, is incorporated herein by reference to exhibit (a)(2) of Post-Effective
         Amendment No. 190 to the Registrant's Registration Statement on Form N-1A (File No.
         33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000262 on
         May 23, 2012.
(b)      Registrant's Second Amended and Restated By-Laws are incorporated herein by reference to exhibit (b) of Post-Effective Amendment No. 179 to the Registrant's
         Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via
         EDGAR Accession No. 0001135428-12-000087 on February 28, 2012.
(c)      Not Applicable.
(d)(1)   Investment Advisory Agreement dated August 15, 1994 between the Registrant and HGK
         Asset Management, Inc. is incorporated herein by reference to exhibit (5)(e) of Post-
         Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A
         (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0000950109-96-
         001199 on February 28, 1996.
(d)(2)   Expense Limitation Agreement dated March 1, 2008 between the Registrant and HGK
         Asset Management, Inc. is incorporated herein by reference to exhibit (d)(2) of Post-
         Effective Amendment No. 111 to the Registrant's Registration Statement on Form N-1A
         (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-09-
         000276 on July 2, 2009.
(d)(3)   Revised Schedule A dated March 1, 2010 to the Expense Limitation Agreement dated
         March 1, 2008 between the Registrant and HGK Asset Management, Inc. is incorporated herein by reference to exhibit (d)(3) of Post-Effective Amendment No. 124 to the
         Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the
         SEC via EDGAR Accession No. 0001135428-10-000245 on June 30, 2010.
(d)(4)   Investment Advisory Agreement dated November 21, 1994 between the Registrant and
         AIG Global Investment Corp. (now, AIG Asset Management (U.S.), LLC) is
         incorporated herein by reference to exhibit (5)(f) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the
         SEC via EDGAR Accession No. 0000950109-97-001691 on February 27, 1997.
(d)(5)   Assignment and Assumption Agreement dated December 31, 2003 between AIG Capital
         Management Corp. and AIG Global Investment Corp. (now, AIG Asset Management
         (U.S.), LLC) is incorporated herein by reference to exhibit (d)(31) of Post-Effective
         Amendment No. 69 to the Registrant's Registration Statement on Form N-1A (File No.
         33-42484), filed with the SEC via EDGAR Accession No. 0001135428-04-000095 on
         March 1, 2004.
(d)(6)   Investment Advisory Agreement dated May 3, 1995 between the Registrant and First
         Manhattan Co. is incorporated herein by reference to exhibit (5)(g) of Post-Effective
         Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (File No.


                                       1




        33-42484), filed with the SEC via EDGAR Accession No. 0000950109-96-001199 on
        February 28, 1996.
(d)(7)  Amended and Restated Schedule dated May 19, 1998 to the Investment Advisory
        Agreement dated May 3, 1995 between the Registrant and First Manhattan Co. is incorporated herein by reference to exhibit (d)(9) of Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the
        SEC via EDGAR Accession No. 0001047469-98-021496 on May 21, 1998.
(d)(8)  Investment Advisory Agreement dated March 15, 1999 between the Registrant and LSV
        Asset Management is incorporated herein by reference to exhibit (d)(8) of Post-Effective
        Amendment No. 46 to the Registrant's Registration Statement on Form N-1A (File No.
        33-42484), filed with the SEC via EDGAR Accession No. 0001135428-01-500070 on
        June 22, 2001.
(d)(9)  Revised Schedule to the Investment Advisory Agreement dated March 15, 1999 between the Registrant and LSV Asset Management is incorporated herein by reference to exhibit
        (d)(8) of Post-Effective Amendment No. 107 to the Registrant's Registration Statement
        on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No.
        0001135428-08-000342 on August 28, 2008.
(d)(10) Expense Limitation Agreement dated March 1, 2010 between the Registrant and LSV
        Asset Management is incorporated herein by reference to exhibit (d)(9) of Post-
        Effective Amendment No. 123 to the Registrant's Registration Statement on Form N-1A
        (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-10-
        000173 on April 30, 2010.
(d)(11) Investment Advisory Agreement dated June 24, 2002 between the Registrant and
        Acadian Asset Management, Inc. (now, Acadian Asset Management LLC) is
        incorporated herein by reference to exhibit (d)(17) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.
(d)(12) Amended Schedule A to the Investment Advisory Agreement dated June 24, 2002 between the Registrant and Acadian Asset Management, Inc. (now Acadian Asset
        Management, LLC) is incorporated herein by reference to exhibit (d)(12) of Post-
        Effective Amendment No. 127 to the Registrant's Registration Statement on Form N-1A
        (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-10-
        000392 on September 3, 2010.
(d)(13) Expense Limitation Agreement dated December 16, 2010, between the Registrant and
        Acadian Asset Management LLC, is incorporated herein by reference to exhibit (d)(13)
        of Post-Effective Amendment No. 183 to the Registrant's Registration Statement on
        Form N-1A (File No. 33-42484), filed with the SEC on March 28, 2012.
(d)(14) Investment Advisory Agreement dated June 24, 2002 between the Registrant and
        Cambiar Investors LLC is incorporated herein by reference to exhibit (d)(19) of Post-
        Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A
        (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-
        000263 on August 30, 2002.
(d)(15) Amended Schedule A to the Investment Advisory Agreement dated June 24, 2002 between the Registrant and Cambiar Investors LLC is incorporated herein by reference to exhibit (d)(15) of Post-Effective Amendment No. 168 to the Registrant's Registration
        Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession
        No. 0001135428-11-000735 on November 30, 2011.
(d)(16) Form of Amended and Restated Expense Limitation Agreement, dated August 28, 2012, as effective on September 1, 2012, between the Registrant and Cambiar Investors LLC is filed herewith.

                                       2



(d)(17) Investment Advisory Agreement dated June 24, 2002 between the Registrant and
        Investment Counselors of Maryland, LLC is incorporated herein by reference to exhibit
        (d)(23) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement
        on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No.
        0001135428-02-000263 on August 30, 2002.
(d)(18) Investment Advisory Agreement dated June 24, 2002 between the Registrant and C.S.
        McKee, L.P. is incorporated herein by reference to exhibit (d)(24) of Post-Effective
        Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No.
        33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on
        August 30, 2002.
(d)(19) Investment Advisory Agreement dated August 8, 2008 between the Registrant and Rice,
        Hall James & Associates LLC is incorporated herein by reference to exhibit (d)(16) of
        Post-Effective Amendment No. 116 to the Registrant's Registration Statement on Form
        N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-
        09-000641 on December 18, 2009.
(d)(20) Expense Limitation Agreement between the Registrant and Rice Hall James &
        Associates, LLC, to be filed by amendment.
(d)(21) Investment Advisory Agreement dated June 24, 2002 between the Registrant and
        Thompson, Siegel & Walmsley, Inc. (now, Thompson, Siegel & Walmsley LLC) is
        incorporated herein by reference to exhibit (d)(27) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.
(d)(22) Amendment and Revised Schedule A dated June 1, 2010 to the Investment Advisory
        Agreement dated June 24, 2002 between the Registrant and Thompson, Siegel &
        Walmsley, Inc. (now, Thompson, Siegel & Walmsley LLC) is incorporated herein by reference to exhibit (d)(21) of Post-Effective Amendment No. 126 to the Registrant's
        Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via
        EDGAR Accession No. 0001135428-10-000336 on August 30, 2010.
(d)(23) Investment Advisory Agreement dated January 29, 2010 between the Registrant and PNC
        Capital Advisors, LLC, to be filed by amendment.
(d)(24) Investment Advisory Agreement dated May 28, 2004 between the Registrant and
        Haverford Investment Management, Inc. is incorporated herein by reference to exhibit
        (d)(30) of Post-Effective Amendment No. 79 to the Registrant's Registration Statement
        on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No.
        0001135428-05-000093 on February 25, 2005.
(d)(25) Expense Limitation Agreement between the Registrant and Haverford Investment
        Management, Inc., to be filed by amendment.
(d)(26) Investment Advisory Agreement dated December 16, 2005 between the Registrant and
        Westwood Management Corp. is incorporated herein by reference to exhibit (d)(28) of
        Post-Effective Amendment No. 88 to the Registrant's Registration Statement on Form N-
        1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-06-
        000081 on February 28, 2006.
(d)(27) Schedule A, dated December 16, 2005, as last amended November 15, 2011, to the
        Investment Advisory Agreement dated December 16, 2005 between the Registrant and
        Westwood Management Corp. is incorporated herein by reference to exhibit (d)(28) of
        Post-Effective Amendment No. 170 to the Registrant's Registration Statement on Form
        N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-
        11-000779 on December 28, 2011.
(d)(28) Form of Expense Limitation Agreement dated August 12, 2008, as amended and restated


                                       3




        November 15, 2011, between the Registrant and Westwood Management Corp., relating to each series of the Westwood Family of Funds, is incorporated herein by reference to exhibit (d)(29) of Post-Effective Amendment No. 170 to the Registrant's Registration
        Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession
        No. 0001135428-11-000779 on December 28, 2011.
(d)(29) Form of Investment Sub-Advisory Agreement between Westwood Management Corp.
        and SKY Harbor Capital Management, LLC, relating to the Westwood Short Duration
        High Yield Fund, is incorporated herein by reference to exhibit (d)(45) of Post-Effective
        Amendment No. 170 to the Registrant's Registration Statement on Form N-1A (File No.
        33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000779 on
        December 28, 2011.
(d)(30) Investment Advisory Agreement dated February 27, 2006 between the Registrant and
        Edgewood Management LLC is incorporated herein by reference to exhibit (d)(33) of
        Post-Effective Amendment No. 95 to the Registrant's Registration Statement on Form N-
        1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-
        000007 on January 12, 2007.
(d)(31) Expense Limitation Agreement dated March 1, 2008 between the Registrant and
        Edgewood Management LLC is incorporated herein by reference to exhibit (d)(28) of
        Post-Effective Amendment No. 124 to the Registrant's Registration Statement on Form
        N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-
        10-000245 on June 30, 2010.
(d)(32) Investment Advisory Agreement dated September 21, 2009 between the Registrant and
        Pennant Management, Inc. is incorporated herein by reference to exhibit (d)(30) of Post-
        Effective Amendment No. 115 to the Registrant's Registration Statement on Form N-1A
        (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-09-
        000594 on November 30, 2009.
(d)(33) Investment Advisory Agreement dated March 31, 2010 between the Registrant and Sands
        Capital Management, LLC is incorporated herein by reference to exhibit (d)(30) of Post-
        Effective Amendment No. 123 to the Registrant's Registration Statement on Form N-1A
        (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-10-
        000173 on April 30, 2010.
(d)(34) Expense Limitation Agreement between the Registrant and Sands Capital Management,
        LLC, to be filed by amendment.
(d)(35) Investment Advisory Agreement dated May 7, 2010 between the Registrant and Aviva
        Investors North America, Inc., relating to the Aviva Investors Family of Funds, is incorporated herein by reference to exhibit (d)(33) of Post-Effective Amendment No. 124 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-10-000245 on June 30, 2010.
(d)(36) Revised Schedule A to the Investment Advisory Agreement dated May 7, 2010 between the Registrant and Aviva Investors North America, Inc., with respect to the Aviva
        Investors Family of Funds, is incorporated herein by reference to exhibit (d)(40) of Post-
        Effective Amendment No. 145 to the Registrant's Registration Statement on Form N-1A
        (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-
        000239 on April 19, 2011.
(d)(37) Form of Expense Limitation Agreement between the Registrant and Aviva Investors
        North America, Inc., with respect to the Aviva Investors High Yield Bond Fund and
        Aviva Investors Core Aggregate Fixed Income Fund, is incorporated herein by reference to exhibit (d)(37) of Post-Effective Amendment No. 126 to the Registrant's Registration
        Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession
        No. 0001135428-10-000336 on August 30, 2010.


                                       4




(d)(38) Form of Expense Limitation Agreement between the Registrant and Aviva Investors
        North America, Inc., with respect to the Aviva Investors Emerging Markets Local
        Currency Bond Fund, is incorporated herein by reference to exhibit (d)(41) of Post-
        Effective Amendment No. 145 to the Registrant's Registration Statement on Form N-1A
        (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-
        000239 on April 19, 2011.
(d)(39) Form of Investment Advisory Agreement between the Registrant and AlphaOne
        Investment Services, LLC, relating to the AlphaOne Family of Funds, is incorporated herein by reference to exhibit (d)(42) of Post-Effective Amendment No. 141 to the
        Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the
        SEC via EDGAR Accession No. 0001135428-11-000199 on March 30, 2011.
(d)(40) Expense Limitation Agreement, effective as of March 28, 2011, between the Registrant and AlphaOne Investment Services, LLC, relating to the AlphaOne Family of Funds, is incorporated herein by reference to exhibit (d)(43) of Post-Effective Amendment No. 154 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000353 on June 29, 2011.
(d)(41) Form of Investment Advisory Agreement between the Registrant and Loomis, Sayles &
        Company, L.P., relating to the Loomis Sayles Full Discretion Institutional Securitized
        Fund, is incorporated herein by reference to exhibit (d)(44) of Post-Effective Amendment
        No. 156 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484),
        filed with the SEC via EDGAR Accession No. 0001135428-11-000382 on July 29, 2011.
(d)(42) Form of Expense Limitation Agreement between the Registrant and Loomis, Sayles &
        Company, L.P., relating to the Loomis Sayles Full Discretion Institutional Securitized
        Fund, is incorporated herein by reference to exhibit (d)(43) of Post-Effective Amendment
        No. 165 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484),
        filed with the SEC via EDGAR Accession No. 0001135428-11-000665 on November 4,
        2011.
(d)(43) Form of Investment Advisory Agreement between the Registrant and CBRE Clarion
        Securities LLC, relating to the CBRE Clarion Long/Short Fund, is incorporated herein by reference to exhibit (d)(44) of Post-Effective Amendment No. 171 to the Registrant's
        Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via
        EDGAR Accession No. 0001135428-11-000783 on December 28, 2011.
(d)(44) Form of Expense Limitation Agreement between the Registrant and CBRE Clarion
        Securities LLC, relating to the CBRE Clarion Long/Short Fund, is incorporated herein by reference to exhibit (d)(45) of Post-Effective Amendment No. 171 to the Registrant's
        Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via
        EDGAR Accession No. 0001135428-11-000783 on December 28, 2011.
(d)(45) Investment Advisory Agreement dated February 20, 2012, between the Registrant and
        Hamlin Capital Management, LLC, relating to the Hamlin High Dividend Equity Fund, is incorporated herein by reference to exhibit (d)(45) of Post-Effective Amendment No. 183 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000195 on March 28, 2012.
(d)(46) Expense Limitation Agreement dated February 20, 2012, between the Registrant and
        Hamlin Capital Management, LLC, relating to the Hamlin High Dividend Equity Fund, is incorporated herein by reference to exhibit (d)(46) of Post-Effective Amendment No. 183 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000195 on March 28, 2012.
(d)(47) Investment Advisory Agreement between the Trust and Citigroup First Investment
        Management Americas LLC, relating to the Citi Market Pilot 2020 Fund, Citi Market
        Pilot 2030 Fund and Citi Market Pilot 2040 Fund, is incorporated herein by reference to exhibit (d)(47) of Post-Effective Amendment No. 190 to the Registrant's Registration


                                       5




        Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession
        No. 0001135428-12-000262 on May 23, 2012.
(d)(48) Expense Limitation Agreement between the Registrant and Citigroup First Investment
        Management Americas LLC, relating to the Citi Market Pilot 2020 Fund, Citi Market
        Pilot 2030 Fund and Citi Market Pilot 2040 Fund, is incorporated herein by reference to exhibit (d)(48) of Post-Effective Amendment No. 190 to the Registrant's Registration
        Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession
        No. 0001135428-12-000262 on May 23, 2012.
(d)(49) Form of Investment Advisory Agreement between the Trust and Thomson Horstmann &
        Bryant, Inc., relating to the Thomson Horstmann & Bryant MicroCap Fund, is incorporated herein by reference to exhibit (d)(49) of Post-Effective Amendment No. 184 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000197 on March 28, 2012.
(d)(50) Form of Expense Limitation Agreement between the Registrant and Thomson Horstmann
        & Bryant, Inc., relating to the Thomson Horstmann & Bryant MicroCap Fund, is incorporated herein by reference to exhibit (d)(50) of Post-Effective Amendment No. 184 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000197 on March 28, 2012.
(d)(51) Investment Advisory Agreement between the Trust and Cornerstone Advisors, Inc., relating to the Cornerstone Advisors Global Public Equity Fund, Cornerstone Advisors
        Income Opportunities Fund, Cornerstone Advisors Public Alternatives Fund and
        Cornerstone Advisors Real Assets Fund, is incorporated herein by reference to exhibit (d)(51) of
        Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A
        (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on
        August 22, 2012.
(d)(52) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Parametric
        Portfolio Associates LLC, relating to the Cornerstone Advisors Global Public Equity
        Fund, is incorporated herein by reference to exhibit (d)(52) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the
        SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.
(d)(53) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and LSV Asset
        Management, relating to the Cornerstone Advisors Global Public Equity Fund, is
        incorporated herein by reference to exhibit (d)(53) of Post-Effective Amendment No. 193 to the
        Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR
        Accession No. 0001135428-12-000370 on August 22, 2012.
(d)(54) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Harris
        Associates L.P., relating to the Cornerstone Advisors Global Public Equity Fund, is
        incorporated herein by reference to exhibit (d)(54) of Post-Effective Amendment No. 193 to the
        Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via
        EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.
(d)(55) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Thornburg
        Investment Management Inc, relating to the Cornerstone Advisors Global Public Equity
        Fund, is incorporated herein by reference to exhibit (d)(55) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the
        SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.
(d)(56) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Marsico
        Capital Management, LLC, relating to the Cornerstone Advisors Global Public Equity
        Fund, is incorporated herein by reference to exhibit (d)(56) of Post-Effective Amendment No. 193 to the
        Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR
        Accession No. 0001135428-12-000370 on August 22, 2012.
(d)(57) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Turner
        Investments, L.P., relating to the Cornerstone Advisors Global Public Equity Fund and
        Cornerstone Advisors Public Alternatives Fund, is incorporated herein by reference to exhibit (d)(57) of
        Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos.
        33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.
(d)(58) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Cramer
        Rosenthal McGlynn LLC, relating to the Cornerstone Advisors Global Public Equity
        Fund, is incorporated herein by reference to exhibit (d)(58) of Post-Effective Amendment No. 193 to the
        Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR
        Accession No. 0001135428-12-000370 on August 22, 2012.
(d)(59) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Fairpointe
        Capital LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(59) of Post-Effective Amendment No. 193 to the Registrant's Registration
        Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No.
        0001135428-12-000370 on August 22, 2012.
(d)(60) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Phocas
        Financial Corporation, relating to the Cornerstone Advisors Global Public Equity Fund, is
        incorporated herein by reference to exhibit (d)(60) of Post-Effective Amendment No. 193 to the
        Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via
        EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.


                                       6




(d)(61) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and
        TCW Investment Management Company, relating to the Cornerstone Advisors Global
        Public Equity Fund, is incorporated herein by reference to exhibit (d)(61) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR
        Accession No. 0001135428-12-000370 on August 22, 2012.
(d)(62) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Allianz
        Global Investors Capital LLC, relating to the Cornerstone Advisors Global Public Equity
        Fund, is incorporated herein by reference to exhibit (d)(62) of Post-Effective Amendment No. 193 to the
        Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR
        Accession No. 0001135428-12-000370 on August 22, 2012.
(d)(63) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Acadian
        Asset Management LLC, relating to the Cornerstone Advisors Global Public Equity
        Fund, is incorporated herein by reference to exhibit (d)(63) of Post-Effective Amendment No. 193 to the
        Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession
        No. 0001135428-12-000370 on August 22, 2012.
(d)(64) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Driehaus
        Capital Management LLC, relating to the Cornerstone Advisors Global Public Equity
        Fund, is incorporated herein by reference to exhibit (d)(64) of Post-Effective Amendment No. 193 to the
        Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR
        Accession No. 0001135428-12-000370 on August 22, 2012.
(d)(65) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and SteelPath
        Capital Management, LLC, relating to the Cornerstone Advisors Income Opportunities
        Fund, is incorporated herein by reference to exhibit (d)(65) of Post-Effective Amendment No. 193 to the
        Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR
        Accession No. 0001135428-12-000370 on August 22, 2012.
(d)(66) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and
        AlphaSimplex Group, LLC, relating to the Cornerstone Advisors Public Alternatives
        Fund, is incorporated herein by reference to exhibit (d)(66) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR
        Accession No. 0001135428-12-000370 on August 22, 2012.
(d)(67) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and AQR
        Capital Management, LLC, relating to the Cornerstone Advisors Public Alternatives
        Fund, is incorporated herein by reference to exhibit (d)(67) of Post-Effective Amendment No. 193 to the
        Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR
        Accession No. 0001135428-12-000370 on August 22, 2012.
(d)(68) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and ClariVest
        Asset Management LLC, relating to the Cornerstone Advisors Public Alternatives Fund,
        is incorporated herein by reference to exhibit (d)(68) of Post-Effective Amendment No. 193 to the
        Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR
        Accession No. 0001135428-12-000370 on August 22, 2012.
(d)(69) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Kayne
        Anderson Capital Advisors, L.P., relating to the Cornerstone Advisors Real Assets Fund, is incorporated herein by reference to exhibit (d)(69) of Post-Effective Amendment No. 193 to the
        Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR
        Accession No. 0001135428-12-000370 on August 22, 2012.
(d)(70) Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and BlackRock
        Investment Management, LLC, relating to the Cornerstone Advisors Real Assets Fund, is incorporated herein by reference to exhibit (d)(70) of Post-Effective Amendment No. 193 to the Registrant's
        Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No.
        0001135428-12-000370 on August 22, 2012.
(e)(1)  Distribution Agreement dated November 14, 1991, as amended and restated August 8,
        1994, between the Registrant and SEI Financial Services Company (now, SEI
        Investments Distribution Co.) is incorporated herein by reference to exhibit (6) of Post-
        Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A
        (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0000950109-96-
        001199 on February 28, 1996.
(e)(2)  Distribution Agreement dated November 14, 1991, as amended and restated November
        12, 2002, between the Registrant and SEI Investments Distribution Co. (formerly, SEI
        Financial Services Company) is incorporated herein by reference to exhibit (e)(4) of Post-
        Effective Amendment No. 62 to the Registrant's Registration Statement on Form N-1A
        (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-
        000108 on February 28, 2003.
(e)(3)  Amendment No. 1, effective as of August 30, 2010, to the Distribution Agreement dated
        November 14, 1991, as amended and restated November 12, 2002, between the
        Registrant and SEI Investments Distribution Co. (formerly, SEI Financial Services
        Company), is incorporated herein by reference to exhibit (e)(3) of Post-Effective
        Amendment No. 158 to the Registrant's Registration Statement on Form N-1A (File No.
        33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000517 on
        September 16, 2011.
(e)(4)  Amended and Restated Sub-Distribution and Servicing Agreement dated November 10,
        1997 between SEI Investments Company and AIG Equity Sales Corporation is


                                       7




       incorporated herein by reference to exhibit (6)(c) of Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the
       SEC via EDGAR Accession No. 0001047469-98-008087 on February 27, 1998.
(e)(5) Revised Form of Amended Sub-Distribution and Servicing Agreement between the
       Registrant and SEI Investments Distribution Co. is incorporated herein by reference to exhibit (e)(2) of Post-Effective Amendment No. 76 to the Registration Statement of The
       Advisors' Inner Circle Fund II (File No. 33-50718), filed with the SEC via EDGAR
       Accession No. 0001135428-08-000222 on May 30, 2008.
(f)    Not Applicable.
(g)(1) Custodian Agreement dated August 12, 1991 between the Registrant and CoreStates
       Bank N.A. (now, US Bank, National Association) is incorporated herein by reference to exhibit (6) of Post-Effective Amendment No. 28 to the Registrant's Registration
       Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession
       No. 0000950109-97-001691 on February 27, 1997.
(g)(2) Amendment dated May 21, 2001 to the Custodian Agreement dated August 12, 1991 between the Registrant and First Union National Bank (now, U.S. Bank, National
       Association) is incorporated herein by reference to exhibit (g)(4) of Post-Effective
       Amendment No. 51 to the Registrant's Registration Statement on Form N-1A (File No.
       33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000175 on
       June 14, 2002.
(g)(3) Amended Fee Schedule dated February 18, 2004 to the Custodian Agreement dated
       August 12, 1991 between the Registrant and Wachovia Bank, National Association (now
       U.S. Bank, National Association) is incorporated herein by reference to exhibit (g)(7) of
       Post-Effective Amendment No. 69 to the Registrant's Registration Statement on Form N-
       1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-04-
       000095 on March 1, 2004.
(g)(4) Amendment and Assignment dated August 8, 2006 to the Custodian Agreement dated
       August 12, 1991 between the Registrant and Wachovia Bank, N.A., (now U.S. Bank,
       National Association) assigning the Custodian Agreement to U.S. Bank, National
       Association is incorporated herein by reference to exhibit (g)(5) of Post-Effective
       Amendment No. 92 to the Registrant's Registration Statement on Form N-1A (File No.
       33-42484), filed with the SEC via EDGAR Accession No. 0001135428-06-000367 on
       August 28, 2006.
(g)(5) Amendment dated March 14, 2007 to the Custodian Agreement dated August 12, 1991 between the Registrant and U.S. Bank, National Association is incorporated herein by reference to exhibit (g)(8) of Post-Effective Amendment No. 97 to the Registrant's
       Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via
       EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.
(g)(6) Custodian Agreement dated November 13, 2007 between the Registrant and Union Bank of California, N.A., to be filed by amendment.
(g)(7) Custody Agreement dated February 3, 2003 between the Registrant and National City
       Bank is incorporated herein by reference to exhibit (g)(5) of Post-Effective Amendment
       No. 66 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484),
       filed with the SEC via EDGAR Accession No. 0001135428-03-000264 on April 30,
       2003.
(g)(8) Amended Fee Schedule dated February 19, 2003 to the Custody Agreement dated
       February 3, 2003 between the Registrant and National City Bank is incorporated herein by reference to exhibit (g)(6) of Post-Effective Amendment No. 68 to the Registrant's
       Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via
       EDGAR Accession No. 0001135428-03-000630 on December 29, 2003.


                                       8




(g)(9)  Custody Agreement between the Registrant and The Northern Trust Company, to be filed by amendment.
(g)(10) Global Custodial Services Agreement between the Registrant and Citi Global Transaction
        Services, to be filed by amendment.
(g)(11) Amended Fee Schedule to the Global Custodial Services Agreement between the Registrant and Citi Global Transaction Services, to be filed by amendment.
(g)(12) Custodial Services Agreement between the Registrant and The Bank of New York
        Mellon, relating to the Cambiar Aggressive Value Fund and Cambiar Opportunity Fund,
        to be filed by amendment.
(h)(1)  Administration Agreement dated November 14, 1991, as amended and restated
        November 12, 2002, between the Registrant and SEI Investments Global Funds Services
        is incorporated herein by reference to exhibit (h)(50) of Post-Effective Amendment No.
        62 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000108 on February 28, 2003.
(h)(2)  Consent to Assignment and Assumption of Administration Agreement dated June 1, 1996 between the Registrant and SEI Financial Management Corporation (now, SEI
        Investments Global Funds Services) is incorporated herein by reference to exhibit (9)(f)
        of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form
        N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0000950109-
        97-001691 on February 27, 1997.
(h)(3)  Amendment to the Administration Agreement dated November 14, 1991,as amended and restated
        November 12, 2002, between the Registrant and SEI Investments Global Funds Services,
        to be filed by amendment.
(h)(4)  Transfer Agency and Services Agreement dated October 1, 2000, as amended and restated February 21, 2001, between the Registrant and Forum Shareholder Services,
        LLC (now, Citi Fund Services, LLC) is incorporated herein by reference to exhibit
        (h)(24) of Post-Effective Amendment No. 98 to the Registrant's Registration Statement
        on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No.
        0001135428-07-000218 on June 15, 2007.
(h)(5)  AML Delegation Amendment dated May 20, 2003 to the Transfer Agency and Services
        Agreement dated October 1, 2000, as amended and restated February 21, 2001, between the Registrant and Forum Shareholder Services, LLC (now, Citi Fund Services, LLC) is
        incorporated herein by reference to exhibit (h)(64) of Post-Effective Amendment No. 68 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000630 on December 29, 2003.
(h)(6)  Transfer Agency and Service Agreement dated January 15, 2003 between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to exhibit
        (h)(62) of Post-Effective Amendment No. 67 to the Registrant's Registration Statement
        on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No.
        0001135428-03-000495 on August 28, 2003.
(h)(7)  AML Delegation Amendment dated May 20, 2003 to the Transfer Agency and Service
        Agreement dated January 15, 2003 between the Registrant and State Street Bank and
        Trust Company is incorporated herein by reference to exhibit (h)(65) of Post-Effective
        Amendment No. 68 to the Registrant's Registration Statement on Form N-1A (File No.
        33-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000630 on
        December 29, 2003.
(h)(8)  Agency Agreement dated April 1, 2006 between the Registrant and DST Systems, Inc., is incorporated herein by reference to exhibit (h)(7) of Post-Effective Amendment No. 190 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000262 on May 23, 2012.
(h)(9)  Amendment dated April 1, 2009 to the Agency Agreement dated April 1, 2006 between the Registrant and DST Systems, Inc., to be filed by amendment.
(h)(10) Amended Fee Schedule, dated August 30, 2012, to the Agency Agreement dated April 1, 2006 between the Registrant and DST Systems, Inc. is incorporated herein by reference to exhibit (h)(10) of
        Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A
        (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.
(h)(11) Transfer Agency Agreement dated May 31, 2007 between the Registrant and UMB Fund
        Services, Inc. is incorporated herein by reference to exhibit (h)(30) of Post-Effective
        Amendment No. 99 to the Registrant's Registration Statement on Form N-1A (File No.


                                       9




        33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000376 on
        August 28, 2007.
(h)(12) Transfer Agency Services Agreement between the Registrant and Atlantic Fund Services, to be filed by amendment.
(h)(13) Transfer Agency Agreement between the Registrant and Boston Financial Data Services,
        Inc., to be filed by amendment.
(h)(14) Amendment to the Transfer Agency Agreement between the Registrant and Boston
        Financial Data Services, Inc., to be filed by amendment.
(h)(15) Shareholder Services Plan, relating to the Investor Class Shares of the Cambiar Funds, is
        incorporated herein by reference to exhibit (m)(6) of Post-Effective Amendment No. 71 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-04-000154 on April 16, 2004.
(h)(16) Revised Exhibit A to the Shareholder Services Plan, relating to Investor Class Shares of the Cambiar Funds, is incorporated herein by reference to exhibit (h)(11) of Post-
        Effective Amendment No. 168 to the Registrant's Registration Statement on Form N-1A
        (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-
        000735 on November 30, 2011.
(h)(17) Shareholder Services Plan, relating to the Retail Class Shares of the Edgewood Growth
        Fund, is incorporated herein by reference to exhibit (h)(42) of Post-Effective Amendment
        No. 89 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484),
        filed with the SEC via EDGAR Accession No. 0001135428-06-000148 on April 14,
        2006.
(h)(18) Shareholder Services Plan, relating to Institutional Shares of the Westwood Funds, is incorporated herein by reference to exhibit (h)(36) of Post-Effective Amendment No. 100 to the Registrants Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000518 on November 15, 2007.
(h)(19) Exhibit A to the Shareholder Services Plan, relating to the Institutional Shares of the
        Westwood Funds, is incorporated herein by reference to exhibit (h)(14) of Post-Effective
        Amendment No. 140 to the Registrant's Registration Statement on Form N-1A (File No.
        33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000194 on
        March 28, 2011.
(h)(20) Shareholder Services Plan, relating to the Investor Class Shares of the Sands Capital
        Global Growth Fund, is incorporated herein by reference to exhibit (h)(30) of Post-
        Effective Amendment No. 120 to the Registrant's Registration Statement on Form N-1A
        (File No. 33-42484), filed with the SEC on March 1, 2010.
(h)(21) Shareholder Services Plan, relating to R Class Shares of the AlphaOne Funds, is incorporated herein by reference to exhibit (h)(17) of Post-Effective Amendment No. 141 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000199 on March 30, 2011.
(h)(22) Shareholder Services Plan, relating to Investor Class and Institutional Shares of the
        CBRE Clarion Long/Short Fund, is incorporated herein by reference to exhibit (h)(17) of
        Post-Effective Amendment No. 171 to the Registrant's Registration Statement on Form
        N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-
        11-000783 on December 28, 2011.
(h)(23) Shareholder Services Plan, relating to the A Shares of the Citi Market Pilot 2020 Fund,
        Citi Market Pilot 2030 Fund and Citi Market Pilot 2040 Fund, to be filed by amendment.
(h)(24) Shareholder Services Plan, relating to the Investor Class Shares of the Hamlin High
        Dividend Equity Fund, is incorporated herein by reference to exhibit (h)(22) of Post-
        Effective Amendment No. 183 to the Registrant's Registration Statement on Form N-1A
        (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-
        000195 on March 28, 2012.


                                       10




(h)(25) Shareholder Services Plan, relating to the Investor Class Shares of the Thomson
        Horstmann & Bryant MicroCap Fund, is incorporated herein by reference to exhibit
        (h)(23) of Post-Effective Amendment No. 184 to the Registrant's Registration Statement
        on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No.
        0001135428-12-000197 on March 28, 2012.
(h)(26) Shareholder Services Plan, relating to the Institutional Shares of the Cornerstone
        Advisors Global Public Equity Fund, Cornerstone Advisors Income Opportunities Fund,
        Cornerstone Advisors Public Alternatives Fund and Cornerstone Advisors Real Assets
        Fund, is incorporated herein by reference to exhibit (h)(26) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.
(i)     Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, relating to shares of the
        Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar Small Cap Fund, Cambiar
        Aggressive Value Fund, Cambiar SMID Fund (formerly, the Cambiar Smid 30 Fund) and Cambiar
        Global Select Fund, is filed herewith.
(j)     Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP, is filed herewith.
(k)     Not Applicable.
(l)     Not Applicable.
(m)(1)  Distribution Plan dated August 8, 1994, as amended August 14, 2000, is incorporated herein by reference to exhibit (m) of Post-Effective Amendment No. 41 to the
        Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the
        SEC via EDGAR Accession No. 0000950109-00-004829 on December 13, 2000.
(m)(2)  Schedule A, as last amended February 15, 2012, to the Distribution Plan dated August 8,
        1994, as amended August 14, 2000, is incorporated herein by reference to exhibit (m)(2)
        of Post-Effective Amendment No. 183 to the Registrant's Registration Statement on
        Form N-1A (File No. 33-42484), filed with the SEC on March 28, 2012.
(m)(3)  Distribution Plan dated September 17, 2002, relating to Investor Shares of the Rice Hall
        James Mid Cap Portfolio, is incorporated herein by reference to exhibit (m)(6) of Post-
        Effective Amendment No. 74 to the Registrant's Registration Statement on Form N-1A
        (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-04-
        000242 on June 1, 2004.
(m)(4)  Amended Schedule A dated November 13, 2007 to the Distribution Plan dated September
        17, 2002, relating to Investor Shares of the Rice Hall James Mid Cap Portfolio, is
        incorporated herein by reference to exhibit (m)(4) of Post-Effective Amendment No. 111 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-09-000276 on July 2, 2009.
(n)(1)  Registrant's Amended and Restated Rule 18f-3 Plan dated February 21, 2007 (including
        Schedules and Certificates of Class Designation thereto) is incorporated herein by reference to exhibit (n) of Post-Effective Amendment No. 127 to the Registrant's
        Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via
        EDGAR Accession No. 0001135428-10-000392 on September 3, 2010.
(n)(2)  Revised Schedule F and Certificates of Class Designation to the Registrant's Amended
        and Restated Rule 18f-3 Plan dated February 21, 2007, relating to the Westwood Family of Funds, are incorporated herein by reference to exhibit (n)(2) of Post-Effective
        Amendment No. 179 to the Registrant's Registration Statement on Form N-1A (File No.
        33-42484), filed with the U.S. Securities and Exchange Commission (the "SEC") via
        EDGAR Accession No. 0001135428-12-000087 on February 28, 2012.
(n)(3)  Revised Schedule G and Certificates of Class Designation to the Registrant's Amended
        and Restated Rule 18f-3 Multiple Class Plan dated February 21, 2007, relating to the
        Aviva Investors Family of Funds, are incorporated herein by reference to exhibit (n)(3) of
        Post-Effective Amendment No. 145 to the Registrant's Registration Statement on Form
        N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-
        11-000239 on April 19, 2011.


                                       11




(n)(4) Schedule I and Certificates of Class Designation to the Registrant's Amended and
       Restated Rule 18f-3 Multiple Class Plan dated February 21, 2007, relating to the
       AlphaOne Family of Funds, are incorporated herein by reference to exhibit (n)(4) of Post-
       Effective Amendment No. 141 to the Registrant's Registration Statement on Form N-1A
       (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-
       000199 on March 30, 2011.
(n)(5) Revised Schedule C to the Registrant's Amended and Restated Rule 18f-3 Plan dated
       February 21, 2007, relating to the Cambiar Funds, is incorporated herein by reference to exhibit (n)(5) of Post-Effective Amendment No. 168 to the Registrant's Registration
       Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession
       No. 0001135428-11-000735 on November 30, 2011.
(n)(6) Schedule J and Certificates of Class Designation to the Registrant's Amended and
       Restated Rule 18f-3 Plan dated February 21, 2007, relating to the CBRE Clarion
       Long/Short Fund, to be filed by amendment.
(n)(7) Schedule K and Certificates of Class Designation to the Registrant's Amended and
       Restated Rule 18f-3 Plan dated February 21, 2007, relating to the Citi Market Pilot 2020
       Fund, Citi Market Pilot 2030 Fund and Citi Market Pilot 2040 Fund, is incorporated herein by reference to exhibit (n)(7) of Post-Effective Amendment No. 190 to the
       Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the
       SEC via EDGAR Accession No. 0001135428-12-000262 on May 23, 2012.
(o)    Not Applicable.
(p)(1) Registrant's Code of Ethics dated November 2007 is incorporated herein by reference to exhibit (h)(36) of Post-Effective Amendment No. 100 to the Registrant's Registration
       Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession
       No. 0001135428-07-000518 on November 15, 2007.
(p)(2) HGK Asset Management, Inc. Revised Code of Ethics dated October 23, 2009 is incorporated herein by reference to exhibit (h)(30) of Post-Effective Amendment No. 120 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on March 1, 2010.
(p)(3) LSV Asset Management Revised Code of Ethics dated January 19, 2007 is incorporated herein by reference to exhibit (p)(3) of Post-Effective Amendment No. 97 to the
       Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the
       SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.
(p)(4) Cambiar Investors LLC Revised Code of Ethics dated January 2012 is filed herewith.
(p)(5) Investment Counselors of Maryland, LLC Revised Code of Ethics dated March 13, 2007 is incorporated herein by reference to exhibit (p)(8) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.
(p)(6) C.S. McKee, LLP Revised Code of Ethics, to be filed by amendment.
(p)(7) Thompson, Siegel & Walmsley, LLC Revised Code of Ethics, to be filed by amendment.
(p)(8) First Manhattan Co. Revised Code of Ethics dated December 2006 is incorporated herein by reference to exhibit (p)(11) of Post-Effective Amendment No. 97 to the Registrant's


                                       12




        Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via
        EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.
(p)(9)  Haverford Investment Management, Inc. Revised Code of Ethics, to be filed by amendment.
(p)(10) AIG Asset Management (U.S.), LLC Revised Code of Ethics dated September 13, 2007 is incorporated herein by reference to exhibit (p)(12) of Post-Effective Amendment No.
        100 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000518 on November 15,
        2007.
(p)(11) Rice Hall James & Associates, LLC Revised Code of Ethics, to be filed by amendment.
(p)(12) Acadian Asset Management, LLC Revised Code of Ethics is incorporated herein by reference to exhibit (p)(12) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement
        on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.
(p)(13) Westwood Management Corp. Revised Code of Ethics dated March 1, 2006 is incorporated herein by reference to exhibit (p)(19) of Post-Effective Amendment No. 96 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000065 on February 28, 2007.
(p)(14) Edgewood Management LLC Revised Code of Ethics, to be filed by amendment.
(p)(15) PNC Capital Advisors, LLC Code of Ethics dated October 8, 2009 is incorporated herein by reference to exhibit (h)(30) of Post-Effective Amendment No. 120 to the Registrant's
        Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on March
        1, 2010.
(p)(16) Pennant Management, Inc. Code of Ethics is incorporated herein by reference to exhibit
        (p)(19) of Post-Effective Amendment No. 112 to the Registrant's Registration Statement
        on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No.
        0001135428-09-000365 on August 21, 2009.
(p)(17) Sands Capital Management, LLC Code of Ethics is incorporated herein by reference to exhibit (p)(19) of Post-Effective Amendment No. 117 to the Registrant's Registration
        Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession
        No. 0001135428-10-000009 on January 15, 2010.
(p)(18) Aviva Investors North America, Inc. Code of Ethics, as approved by the Board of
        Trustees on November 10, 2011, is incorporated herein by reference to exhibit (p)(19) of
        Post-Effective Amendment No. 158 to the Registrant's Registration Statement on Form
        N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-
        11-000517 on September 16, 2011.
(p)(19) AlphaOne Investment Services, LLC Code of Ethics dated May 1, 2011, is incorporated herein by reference to exhibit (p)(20) of Post-Effective Amendment No. 158 to the
        Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the
        SEC via EDGAR Accession No. 0001135428-11-000517 on September 16, 2011.
(p)(20) Loomis, Sayles & Company L.P. Code of Ethics, to be filed by amendment.
(p)(21) CBRE Clarion Securities LLC Code of Ethics, to be filed by amendment.
(p)(22) SKY Harbor Capital Management, LLC Code of Ethics, to be filed by amendment.
(p)(23) Hamlin Capital Management, LLC Code of Ethics, is incorporated herein by reference to exhibit (p)(23) of Post-Effective Amendment No. 184 to the Registrant's Registration
        Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession
        No. 0001135428-12-000197 on March 28, 2012.
(p)(24) Thomson Horstmann & Bryant, Inc. Code of Ethics, is incorporated herein by reference to exhibit (p)(24) of Post-Effective Amendment No. 184 to the Registrant's Registration
        Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession
        No. 0001135428-12-000197 on March 28, 2012.
(p)(25) SEI Investments Distribution Co. Code of Ethics dated January 12, 2009 is incorporated herein by reference to exhibit (p)(18) of Post-Effective Amendment No. 116 to the


                                       13




        Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the
        SEC via EDGAR Accession No. 0001135428-09-000641 on December 18, 2009.
(p)(26) Citigroup First Investment Management Americas LLC Code of Ethics is incorporated herein by reference to exhibit (p)(26) of Post-Effective Amendment No. 190 to the
        Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the
        SEC via EDGAR Accession No. 0001135428-12-000262 on May 23, 2012.
(p)(27) Cornerstone Advisors, Inc. Code of Ethics is incorporated herein by reference to exhibit (p)(27)
        of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A
        (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on
        August 22, 2012.
(p)(28) Parametric Portfolio Associates LLC Code of Ethics is incorporated herein by reference to exhibit
        (p)(28) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form
        N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on
        August 22, 2012.
(p)(29) Harris Associates L.P. Code of Ethics is incorporated herein by reference to exhibit
        (p)(29) of Post-Effective Amendment No. 193 to the Registrant's Registration
        Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession
        No. 0001135428-12-000370 on August 22, 2012.
(p)(30) Thornburg Investment Management Inc Code of Ethics is incorporated herein by reference to exhibit
        (p)(30) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement
        on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No.
        0001135428-12-000370 on August 22, 2012.
(p)(31) Marsico Capital Management, LLC Code of Ethics is incorporated herein by reference to exhibit
        (p)(31) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement
        on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession
        No. 0001135428-12-000370 on August 22, 2012.
(p)(32) Turner Investments, L.P. Code of Ethics is incorporated herein by reference to exhibit
        (p)(32) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on
        Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.
(p)(33) Cramer Rosenthal McGlynn LLC Code of Ethics is incorporated herein by reference to exhibit
        (p)(33) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on
        Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.
(p)(34) Fairpointe Capital LLC Code of Ethics is incorporated herein by reference to exhibit (p)(34)
        of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A
        (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on
        August 22, 2012.
(p)(35) Phocas Financial Corporation Code of Ethics is incorporated herein by reference to exhibit
        (p)(35) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on
        Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.
(p)(36) TCW Investment Management Company Code of Ethics is incorporated herein by reference to exhibit
         (p)(36) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on
         Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.
(p)(37) Amendment to the TCW Investment Management Company Code of Ethics is incorporated herein by reference to exhibit (p)(37) of Post-Effective Amendment No. 193 to the Registrant's Registration
        Statement on Form N-1A (File Nos. 33-42484), filed with the SEC via EDGAR Accession No.
        0001135428-12-000370 on August 22, 2012.
(p)(38) Allianz Global Investors Capital LLC Code of Ethics is incorporated herein by reference to exhibit
        (p)(38) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A
        (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22,
        2012.
(p)(39) Driehaus Capital Management LLC Code of Ethics is incorporated herein by reference to exhibit (p)(39)
         of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A
         (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.
(p)(40) SteelPath Capital Management, LLC Code of Ethics is incorporated herein by reference to exhibit (p)(40)
        of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File
        Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.
(p)(41) AlphaSimplex Group, LLC Code of Ethics is incorporated herein by reference to exhibit (p)(41) of
        Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File
        Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on
        August 22, 2012.
(p)(42) AQR Capital Management, LLC Code of Ethics is incorporated herein by reference to exhibit (p)(42)
        of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File
        Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.
(p)(43) ClariVest Asset Management LLC Code of Ethics is incorporated herein by reference to exhibit (p)(43)
        of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File
        Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.
(p)(44) Kayne Anderson Capital Advisors, L.P. Code of Ethics is incorporated herein by reference to exhibit
        (p)(44) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A
        (File Nos. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.
(p)(45) BlackRock Financial Management, LLC Code of Ethics is incorporated herein by reference to exhibit (p)(45)
        of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File Nos.
        33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.
(q)     Powers of Attorney for Ms. Betty L. Krikorian and Messrs. Robert A. Nesher, Michael
        Lawson, William M. Doran, John K. Darr, George J. Sullivan, Jr., Charles E. Carlbom,
        James M. Storey, Philip T. Masterson, Mitchell A. Johnson, Bruce Speca and Joseph T.
        Grause are incorporated herein by reference to exhibit (q) of Post-Effective Amendment
        No. 179 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484),
        filed with the SEC via EDGAR Accession No. 0001135428-12-000087 on February 28,
        2012.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

Not Applicable.

ITEM 30. INDEMNIFICATION:

Article VIII of the Agreement and Declaration of Trust filed as Exhibit (a) to the Registrant's Registration Statement is incorporated herein by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Agreement and Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS:

The following lists any other business, profession, vocation or employment of a substantial nature in which each investment adviser, and each director, officer or partner of that investment adviser, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner, or trustee. Unless noted below, none of the investment advisers, and/or director, officer or partner of each investment adviser, is or has been engaged within the last two fiscal years in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

ACADIAN ASSET MANAGEMENT LLC
Acadian Asset Management LLC ("Acadian") serves as the investment adviser to the Acadian Emerging Markets Portfolio and Acadian Emerging Markets Debt Fund and as an investment sub-adviser to the Cornerstone Advisors Global Public Equity Fund. The principal address of Acadian is One Post Office Square, 20th Floor, Boston, Massachusetts 02109. Acadian is an investment adviser registered under the Investment Advisers Act of 1940.

NAME AND POSITION                                           CONNECTION WITH
WITH INVESTMENT ADVISER       NAME OF OTHER COMPANY         OTHER COMPANY
Laurent De Greef, Member of   Acadian Asset Management      Managing Director, asset
Board of Managers             (UK) Ltd                      management
John Chisholm, Executive      Acadian Asset Management
Vice President, CIO, Member                                 Director, asset management
of Board of Managers          (UK) Ltd
                              Acadian Asset Management
Churchill Franklin, Executive (UK) Ltd                      Director, asset management
Vice President, COO,          Acadian Asset Management
Member of Board of            (Australia) Ltd               Director, asset management
Managers
                              Acadian Cayman Limited G.P.   Director, asset management
Ronald Frashure, Chief        Acadian Asset Management
Executive Officer, President, (Singapore) Pte Ltd           Director, asset management
Chairman, Member of Board
of Managers                   Acadian Cayman Limited G.P.   Director, asset management
Mark Minichiello, Senior                                    Director, asset management
                              Acadian Asset Management
Vice President, Chief         (UK) Ltd
Financial Officer, Treasurer,
Secretary, Member of Board    Acadian Asset Management
of Managers                   (Singapore) Pte Ltd           Director, asset management
Ross Dowd, Senior Vice        Acadian Asset Management      Director, asset management
President, Head of Client     (UK) Ltd
Service, Member of Board of   Acadian Cayman Limited G.P.   Director, asset management
Managers                      Acadian Asset Management
                              (Singapore) Pte Ltd           Director, asset management
Linda Gibson, Member of       Director, Executive Vice
Board of Managers             President and Chief Operating Affiliated Directorships
                              Officer - Old Mutual (US)

NAME AND POSITION                                            CONNECTION WITH
WITH INVESTMENT ADVISER NAME OF OTHER COMPANY                OTHER COMPANY
                        Holdings Inc. (a holding
                        company);
                        Larch Lane Advisors, LLC (an
                        investment advisor);
                        2100 Xenon Group LLC (an
                        investment advisor);
                        Acadian Asset Management LLC
                        (an investment advisor);
                        Analytic Investors, LLC (an
                        investment advisor);
                        300 North Capital, LLC (an
                        investment advisor);
                        Barrow, Hanley, Mewhinney &
                        Strauss, LLC (an investment
                        advisor);
                        The Campbell Group, Inc. (a
                        holding company for The
                        Campbell Group LLC)
                        Dwight Asset Management
                        Company LLC (an investment
                        advisor);
                        Echo Point Investment
                        Management, LLC (an
                        investment advisor);
                        Old Mutual (HFL) Inc. (a
                        holding company for Heitman
                        affiliated financial services firms)
                        Investment Counselors of
                        Maryland, LLC (an investment
                        advisor)
                        Lincluden Management Limited
                        (an investment advisor)
                        Old Mutual Asset Management
                        International , Ltd. (an
                        investment advisor)
                        Old Mutual Asset Managers
                        (UK) Ltd. (an investment
                        advisor);
                        Copper Rock Capital Partners,
                        LLC (an investment advisor);
                        Old Mutual Capital, Inc. (an
                        investment advisor);
                        Old Mutual Investment Partners
                        (a registered broker-dealer)
                        Ashfield Capital Partners, LLC
                        (an investment advisor);
                        Old Mutual Asset Management
                        Trust Company (a trust

NAME AND POSITION                                            CONNECTION WITH
WITH INVESTMENT ADVISER    NAME OF OTHER COMPANY             OTHER COMPANY
                           company)
                           Old Mutual Fund Managers
                           Limited (a broker-dealer);
                           Rogge Global Partners plc (an
                           investment advisor);
                           Thompson, Siegel & Walmsley
                           LLC (an investment advisor)
Matthew Berger, Member of  Director and Senior Vice
Board of Managers          President, Director of Finance -
                           Old Mutual (US) Holdings Inc.
                           (a holding company);              Affiliated Directorships
                           Acadian Asset Management LLC
                           (investment advisor)
Christopher Hadley, Member Senior Vice President, Human
of Board of Managers       Resources - Old Mutual (US)
                           Holdings Inc. (a holding
                           company); Acadian Asset           Affiliated Directorships
                           Management LLC (an investment
                           advisor)
Aidan Riordan, Member of   Senior Vice President, Director
Board of Managers          of Affiliate Development - Old
                           Mutual (US) Holdings Inc. (a
                           holding company); Acadian
                           Asset Management LLC (an
                           investment advisor); 300 North
                           Capital LLC (an investment
                           advisor);
                           2100 Xenon Group LLC (an
                           investment advisor);              Affiliated Directorships
                           Ashfield Capital Partners, LLC
                           (an investment advisor);
                           Copper Rock Capital Partners
                           LLC (an investment advisor);
                           Echo Point Investment
                           Management, LLC (an
                           investment advisor);
                           Larch Lane Advisors LLC (an
                           investment advisor)
Stephen Belgrad, Member of Director, Chief Financial Officer
Board of Managers          and Executive Vice President-
                           Old Mutual (US) Holdings Inc.
                           (a holding company);
                           Acadian Asset Management LLC
                           (an investment advisor);
                           Analytic Investors, LLC (an       Affiliated Directorships
                           investment advisor):
                           Larch Lane Advisors LLC (an
                           investment advisor)

                                       17

AIG ASSET MANAGEMENT (U.S.), LLC
AIG Asset Management (U.S.), LLC ("AIG") serves as the investment adviser for the AIG Money Market Fund. The principal address of AIG is 80 Pine Street, New York, New York 10005. AIG is an investment adviser registered under the Investment Advisers Act of 1940.

For the fiscal years ended October 31, 2010 and 2011, none of the directors, officers or partners of AIG is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

ALLIANZ GLOBAL INVESTORS CAPITAL LLC
Allianz Global Investors Capital LLC ("AGI Capital") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of AGI Capital is 600 West Broadway, Suite 2900, San Diego, CA 92101. AGI Capital is an investment adviser registered under the Investment Advisers Act of 1940.



NAME AND POSITION                                  CONNECTION WITH
WITH INVESTMENT ADVISER  NAME OF OTHER COMPANY     OTHER COMPANY
Horacio A. Valeiras,     The Bishops School        President of the Board
CFA                      7607 La Jolla Boulevard
Managing Director, Chief La Jolla, CA 92037
Investment Officer
                         Opdenweyer--Alcus         President of the Board
                         274 Citrus Road
                         River Ridge, LA 70123
                         San Diego Foundation      Member, Investment Committee
                         2508 Historic Decatur Rd.
                         Ste. 200
                         San Diego, CA 92128

ALPHAONE INVESTMENT SERVICES, LLC
AlphaOne Investment Services, LLC ("AlphaOne") serves as the investment adviser for the AlphaOne Small Cap Growth Fund, AlphaOne Micro Cap Equity Fund and AlphaOne U.S. Equity Long Short Fund. The principal address of AlphaOne is One Tower Bridge, 100 Front Street, Suite 1250, West Conshohocken, PA 19428. AlphaOne is an investment adviser registered under the Investment Advisers Act of 1940.

For the fiscal years ended October 31, 2010 and 2011, none of the directors, officers or partners of AlphaOne is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

ALPHASIMPLEX GROUP, LLC
AlphaSimplex Group, LLC ("AlphaSimplex") serves as an investment sub-adviser for the Cornerstone Advisors Public Alternatives Fund. The principal address of AlphaSimplex is One Cambridge Center, Cambridge, Massachusetts 02142. AlphaSimplex is an investment adviser registered under the Investment Advisers Act of 1940.

NAME AND POSITION                                               CONNECTION WITH
WITH INVESTMENT ADVISER     NAME OF OTHER COMPANY               OTHER COMPANY
Andrew W. Lo                Massachusetts Institute of
Chief Investment            Technology (MIT) -- Sloan School of Charles E. and Susan T. Harris
Strategist, Chairman of the Management                          Professor
Board                       100 Main Street
                            E62-618
                            Cambridge, MA 02142
                            United States                       Director of the Laboratory for
                                                                Financial Engineering


AQR CAPITAL MANAGEMENT, LLC
AQR Capital Management, LLC ("AQR") serves as an investment sub-adviser for the Cornerstone Advisors Public Alternatives Fund. The principal address of AQR is Two Greenwich Plaza, 3rd Floor, Greenwich, Connecticut 06830. AQR is an investment adviser registered under the Investment Advisers Act of 1940.



NAME AND POSITION                                        CONNECTION WITH
WITH INVESTMENT ADVISER NAME OF OTHER COMPANY            OTHER COMPANY
Lasse Pedersen          NYU Stern School of Business     John A. Paulson Professor of
Principal               44 W 4th Street                  Finance and Alternative
                        New York, New York 10012         Investments (2009- present (on
                                                         leave))
                        Copenhagen Business School       Professor (2011-present)
                        Howitzvej 60,
                        2000 Frederiksberg, Denmark
                        3815 3815
                        Financial Times Stock Exchange   Advisory Board Member (2009-
                        (FTSE)                           present)
                        1270 Avenue of the Americas
                        New York, NY 10020
                        NASDAQ OMX                       Economic Advisory Board
                        One Liberty Plaza                Member (2008-2011)
                        New York, NY
                        American Finance Association     Director (2011-present)
                        Haas School of Business
                        University of California
                        Berkeley, CA 94729-1900
                        Federal Reserve Bank of New York Member of Monetary Policy
                        33 Liberty Street                Panel (2010-2011)
                        New York, NY 10045               Member of Liquidity Working
                                                         Group (2009-2011)
John Howard             AllianceBernstein L.P.           Chief Financial Officer (March
Principal and Chief     1345 Avenue of the Americas      2010-- February 2011)
Operating Officer       New York, New York 10105

NAME AND POSITION                                               CONNECTION WITH
WITH INVESTMENT ADVISER          NAME OF OTHER COMPANY          OTHER COMPANY


AVIVA INVESTORS NORTH AMERICA, INC.
Aviva Investors North America, Inc. ("Aviva") serves as the investment adviser to the Aviva Investors High Yield Bond Fund, Aviva Investors Core Aggregate Fixed Income Fund and Aviva Investors Emerging Markets Local Currency Bond Fund. The principal address of Aviva is 699 Walnut Street, Suite 1700, Des Moines, Iowa 50309. Aviva is an investment adviser registered under the Investment Advisers Act of 1940/

For the fiscal years ended December 31, 2009 and 2010, none of the directors, officers or partners of Aviva is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

BLACKROCK FINANCIAL MANAGEMENT, LLC
BlackRock Financial Management, LLC ("BlackRock") serves as an investment sub-adviser for the Cornerstone Advisors Real Assets Fund. The principal address of BlackRock is 55 East 52nd Street New York, New York 10055.
BlackRock is an investment adviser registered under the Investment Advisers Act of 1940.

During the last two fiscal years, no director, officer or partner of BlackRock has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

CAMBIAR INVESTORS LLC
Cambiar Investors LLC ("Cambiar") serves as the investment adviser to the Cambiar Opportunity Fund, the Cambiar International Equity Fund, the Cambiar Small Cap Fund, the Cambiar Aggressive Value Fund, the Cambiar SMID Fund (formerly, the Cambiar Smid 30 Fund) and the Cambiar Global Select Fund. The principal address of Cambiar is 2401 East Second Street, Suite 400, Denver, Colorado 80206. Cambiar is an investment adviser registered under the Investment Advisers Act of 1940.


For the fiscal years ended April 30, 2011 and 2012, none of the directors, officers or partners of Cambiar is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.



CBRE CLARION SECURITIES LLC
CBRE Clarion Securities LLC ("CBRE") serves as the investment adviser for the CBRE Clarion Long/Short Fund. The principal address of CBRE is 201 King of Prussia Road, Suite 600, Radnor, PA 19087. CBRE is an investment adviser registered under the Investment Advisers Act of 1940. [To be completed by amendment.]




NAME AND POSITION                                               CONNECTION WITH
WITH INVESTMENT ADVISER          NAME OF OTHER COMPANY          OTHER COMPANY


CITIGROUP FIRST INVESTMENT MANAGEMENT AMERICAS LLC
Citigroup First Investment Management Americas LLC ("Citi") serves as the investment adviser for the Citi Market Pilot 2020 Fund, Citi Market Pilot 2030 Fund and Citi Market Pilot 2040 Fund. The principal address of Citi is 388 Greenwich Street, New York, New York 10013. Citi is an investment adviser registered under the Investment Advisers Act of 1940. [To be completed by amendment.]




NAME AND POSITION                                               CONNECTION WITH
WITH INVESTMENT ADVISER          NAME OF OTHER COMPANY           OTHER COMPANY


CLARIVEST ASSET MANAGEMENT LLC
ClariVest Asset Management LLC ("ClariVest") serves as an investment sub-adviser for the Cornerstone Advisors Public Alternatives Fund. The principal address of ClariVest is 11452 El Camino Real, Suite 250, San Diego, California 92130. ClariVest is an investment adviser registered under the Investment Advisers Act of 1940.



NAME AND POSITION                                         CONNECTION WITH
WITH INVESTMENT ADVISER NAME OF OTHER COMPANY             OTHER COMPANY
Jennings J. Newcom      Davis Graham & Stubbs LLP         Senior Counsel
Director                1550 17th Street, Suite 500
                        Denver, CO 80202
                        Lovell Minnick Partners LLC       General Counsel
                        150 N. Radnor Chester Rd.,
                        Unit A200
                        Radnor, PA 19087
                        Commercial Credit Group Inc.      Director
                        227 West Trade Street, Suite 1450
                        Charlotte, NC 28202
                        Reds Management LLC               Director
                        142 West 57th Street, 18th Floor
                        New York, NY 10019
                        Mercer Advisors Inc.              Director
                        7201 East Princess Boulevard
                        Scottsdale, AZ 85255
James E. Minnick        Lovell Minnick Partners LLC       President
Director                150 N. Radnor Chester Rd.,
                        Unit A200
                        Radnor, PA 19087
                        TriState Capital Holdings Inc.    Director
                        301 Grant Street -- 27(th) Floor
                        Pittsburgh, PA 15219


NAME AND POSITION                                      CONNECTION WITH
WITH INVESTMENT ADVISER NAME OF OTHER COMPANY          OTHER COMPANY
                        ClariVest Asset Management LLC Director
                        11452 El Camino Real
                        Suite 250
                        San Diego, CA 92130


CORNERSTONE ADVISORS, INC.
Cornerstone Advisors, Inc. ("Cornerstone") serves as the investment adviser for the Cornerstone Advisors Global Public Equity, Cornerstone Advisors Income Opportunities, Cornerstone Advisors Public Alternatives and Cornerstone Advisors Real Assets Funds. The principal address of Cornerstone is 225 108th Avenue NE, Suite 400, Bellevue, Washington 98004-5782. Cornerstone is an investment adviser registered under the Investment Advisers Act of 1940.



NAME AND POSITION                                           CONNECTION WITH
WITH INVESTMENT ADVISER NAME OF OTHER COMPANY               OTHER COMPANY
William Savoy           BSquare                             Director
Director / Shareholder  110 -- 110(th) Avenue NE, Suite 200
                        Bellevue, WA 98004
                        Drugstore.com                       Director
                        13920 SE Eastgate Way, Suite 300
                        Bellevue, WA 98005
William Cornelius       Tum-a-Lum Lumber                    Interim CEO
Director                432 SE Dorion
                        Pendleton, OR 97801
Anne Farrell            Seattle Foundation                  President Emeritus
Director                1200 -- 5(th) Avenue, Suite 1300
                        Seattle, WA 98101


CRAMER ROSENTHAL MCGLYNN LLC
Cramer Rosenthal McGlynn LLC ("CRM") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of CRM is 520 Madison Avenue, 20th Floor, New York, NY 10022. CRM is an investment adviser registered under the Investment Advisers Act of 1940.

During the last two fiscal years, no director, officer or partner of CRM has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

C.S. MCKEE, L.P.
C.S. McKee, L.P. ("C.S. McKee") serves as the investment adviser to the McKee International Equity Portfolio. The principal address of C.S. McKee is One Gateway Center, Pittsburgh, Pennsylvania 15222. C.S. McKee is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2010 and 2011.

NAME AND POSITION                                                CONNECTION WITH
WITH INVESTMENT ADVISER           NAME OF OTHER COMPANY          OTHER COMPANY
Gregory M. Melvin                 Dartmouth Capital, Inc.        President
Chief Investment Officer

DRIEHAUS CAPITAL MANAGEMENT LLC
Driehaus Capital Management LLC ("Driehaus") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Driehaus is 25 East Erie Street, Chicago, IL 60611. Driehaus is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is as of July 31, 2012 and is true for fiscal years 2010 and 2011 unless otherwise noted.



NAME AND POSITION                                           CONNECTION WITH
WITH INVESTMENT ADVISER      NAME OF OTHER COMPANY          OTHER COMPANY
Richard H. Driehaus          Driehaus Capital Holdings LLC* Chairman
Chairman and Chief
Investment Officer           Driehaus Mutual Funds**        Trustee
                             Driehaus Securities LLC***     Chairman
Robert H. Gordon             Driehaus Capital Holdings LLC* President and Chief Executive
President and Chief                                         Officer
Executive Officer            Driehaus Mutual Funds**        President since 2011; Senior
                                                            Vice President from 2006 to
                                                            2011.
                             Driehaus Securities LLC***     President and Chief Executive
                                                            Officer
Janet L. McWilliams          Driehaus Capital Holdings LLC* Senior Vice President and
Managing Director,                                          Secretary since 2012.
Secretary and General        Driehaus Mutual Funds**        Assistant Vice President since
Counsel since 2012;                                         2006; Chief Compliance Officer
Assistant Vice President and                                from 2006 to 2012.
Chief Compliance Officer     Driehaus Securities LLC***     Managing Director, Secretary
from 2006 to 2012.                                          and General Counsel since 2012;
                                                            Assistant Vice President and
                                                            Chief Compliance Officer from
                                                            2006 to 2012.
Michelle L. Cahoon           Driehaus Capital Holdings LLC* Vice President, Treasurer and
Managing Director,                                          Chief Financial Officer
Treasurer and Chief          Driehaus Mutual Funds**        Vice President and Treasurer
Financial Officer
                             Driehaus Securities LLC***     Managing Director, Treasurer
                                                            and Chief Financial Officer
Stephen T. Weber             Driehaus Securities LLC***     Managing Director, Sales and
Managing Director, Sales                                    Relationship Management
and Relationship
Management
Kaaren Sagastume             Driehaus Securities LLC***     Managing Director, IT,
Managing Director, IT,                                      Operations and Trading


Operations and Trading
Thomas M. Seftenberg         Driehaus Securities LLC***    Managing Director, Relationship
Managing Director,                                         Management and Marketing
Relationship Management
and Marketing
Michael R. Shoemaker         Driehaus Mutual Funds**       Assistant Vice President and
Assistant Vice President and                               Chief Compliance Officer
Chief Compliance Officer     Driehaus Securities LLC***    Assistant Vice President and
since 2012; Associate Chief                                Chief Compliance Officer
Compliance Officer from      Pacific Investment Management Compliance Officer from 2010
2011 to 2012; Senior         Company LLC                   to 2011.
Compliance Analyst from      860 Newport Center Drive
2007 to 2010.                Newport Beach, CA 92660
Michael P. Kailus            Driehaus Mutual Funds**       Assistant Secretary and Anti-
Assistant Secretary since                                  Money Laundering Compliance
2010.                                                      Officer since 2010.
                             Driehaus Securities LLC***    Assistant Secretary since 2010.
                             Superfund USA, LLC            Associate General Counsel from
                             850 W Jackson Blvd, Ste. 600  2005 to 2010.
                             Chicago, IL 60607

* Driehaus Capital Holdings LLC, located at 25 East Erie Street, Chicago, IL 60611, is a holding company and is the majority owner of Driehaus Capital Management LLC and Driehaus Securities LLC.

** Driehaus Mutual Funds, located at 25 East Erie Street, Chicago, IL 60611, is an open-end management investment company registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940.

*** Driehaus Securities LLC, located at 25 East Erie Street, Chicago, IL 60611, is a limited-purpose broker-dealer registered with the Financial Industry Regulatory Authority ("FINRA") and the U.S. Securities and Exchange
Commission.

EDGEWOOD MANAGEMENT LLC
Edgewood Management LLC ("Edgewood") serves as the investment adviser to the Edgewood Growth Fund. The principal address of Edgewood is 350 Park Avenue, 18th Floor, New York, New York 10022-6057. Edgewood is an investment adviser registered under the Investment Advisers Act of 1940.

For the fiscal years ended October 31, 2010 and 2011, none of the directors, officers or partners of Edgewood is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.


FAIRPOINTE CAPITAL LLC
Fairpointe Capital LLC ("Fairpointe") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Fairpointe is One N. Franklin Street, Suite 3300, Chicago, IL 60606. Fairpointe is an investment adviser registered under the Investment Advisers Act of 1940.

None of Fairpointe's directors, officers or partners has engaged in any other business profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee in the last two fiscal years.

FIRST MANHATTAN CO.
First Manhattan Co. ("FMC") serves as the investment adviser for the FMC Select Fund and FMC Strategic Value Fund. The principal address of FMC is 437 Madison Avenue, New York, New York 10022. FMC is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2010 and 2011.



NAME AND POSITION                                           CONNECTION WITH
WITH INVESTMENT ADVISER      NAME OF OTHER COMPANY          OTHER COMPANY
David Sanford Gottesman,     Berkshire Hathaway, Inc.       Member, Board of Directors
Senior Managing Director     American Museum of Natural     Trustee
                             History
                             Mount Sinai Center             Trustee
                             Yeshiva University             Trustee
Daniel Rosenbloom, Senior    NYU Medical Center             Trustee
Managing Director            National Foundation for Facial Trustee
                             Reconstruction
Charles M. Rosenthal, Senior Brown University               Trustee Emeritus
Managing Director            Marine Biological Laboratory   Trustee
Arthur Joel Stainman, Senior Ark Restaurants Corp.          Member, Board of Directors
Managing Director            Rider University               Trustee
Robert W. Gottesman, Chief   Gruss Foundation               Trustee
Executive Officer and Senior
Managing Director
William F. Guardenier,       John Hart Hunter Foundation    Trustee
Senior Managing Director     New Hampton School             Trustee

HAMLIN CAPITAL MANAGEMENT, LLC
Hamlin Capital Management, LLC ("Hamlin") serves as the investment adviser for the Hamlin High Dividend Equity Fund. The principal address of Hamlin is 477 Madison Avenue, Suite 520, New York, NY 10022. Hamlin is an investment adviser registered under the Investment Advisers Act of 1940. [To be completed by amendment.]




NAME AND POSITION                                               CONNECTION WITH
WITH INVESTMENT ADVISER          NAME OF OTHER COMPANY          OTHER COMPANY


HARRIS ASSOCIATES L.P.
Harris Associates L.P. ("Harris") is a registered investment adviser under the Investment Advisers Act of 1940. Harris serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The directors and executive officers of Harris, or Harris Associates, Inc. ("HAI"), its general partner, have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of Harris; Harris' ultimate parent company, Natixis Global Asset Management; HAI; Harris Associates Investment Trust ("HAIT"), a U.S. registered investment company consisting of the seven Oakmark Funds for which Harris Associates serves as the advisor and sponsor; and/or Harris Associates Securities L.P. ("HASLP"), an affiliated limited-purpose broker-dealer of which Harris is a limited partner. The business address of Harris, HAI, HAIT and HASLP is Two North LaSalle Street, Suite 500, Chicago, Illinois 60602.



NAME AND POSITION                                     CONNECTION WITH
WITH INVESTMENT ADVISER         NAME OF OTHER COMPANY OTHER COMPANY
Robert M. Levy                  HAI                   Director, Chairman and Chief
Chairman, Chief Investment                            Investment Officer, Domestic
Officer, Domestic Equity and                          Equity
Portfolio Manager               HAIT                  Executive Vice President
                                HASLP                 Chairman and Chief Investment
                                                      Officer, Domestic Equity
Kristi L. Rowsell               HAI                   Director and President
President                       HAIT                  Trustee and President
                                HASLP                 President
John N. Desmond                 HAI                   Chief Operating Officer
Chief Operating Officer         HAIT                  Vice President
                                HASLP                 Chief Operating Officer
Thomas E. Herman                HAI                   Chief Financial Officer and
Chief Financial Officer and                           Treasurer
Treasurer                       HAIT                  Vice President and Principal
                                                      Financial Officer, since 2011
                                HASLP                 Chief Financial Officer and
                                                      Treasurer
David G. Herro                  HAI                   Director, Vice President and
Vice President, Chief                                 Chief Investment Officer,
Investment Officer,                                   International Equity
International Equity, Portfolio HAIT                  Vice President and Portfolio
Manager and Analyst                                   Manager (Oakmark Global Select
                                                      Fund, Oakmark International
                                                      Fund and Oakmark International
                                                      Small Cap Fund)
Edward S. Loeb                  HAI                   Vice President
Vice President and Portfolio
Manager
Colin P. McFarland              HAI                   Chief Compliance Officer
Chief Compliance Officer
Clyde S. McGregor               HAI                   Vice President
Vice President and Portfolio    HAIT                  Vice President and Portfolio
Manager                                               Manager (Oakmark Equity and
                                                      Income Fund and Oakmark
                                                      Global Fund)
Michael J. Neary                HAI                   Vice President and Managing
Vice President and Managing                           Director, Marketing and Client
Director, Marketing and Client                        Relations
Relations                       HAIT                  Vice President
William C. Nygren               HAI                   Vice President
Vice President, Portfolio       HAIT                  Vice President and Portfolio

Manager and Analyst                                      Manager (Oakmark Fund,
                                                         Oakmark Select Fund and
                                                         Oakmark Global Select Fund)
Janet L. Reali                HAI                        Director, Vice President, General
Vice President, General                                  Counsel and Secretary
Counsel and Secretary         HAIT                       Vice President, Secretary and
                                                         Chief Legal Officer
                              HASLP                      General Counsel and Chief
                                                         Compliance Officer
Robert A. Taylor              HAI                        Vice President and Director of
Vice President, Director of                              International Research
International Research,       HAIT                       Vice President and Portfolio
Portfolio Manager and Analyst                            Manager (Oakmark Global Fund
                                                         and Oakmark International Fund)
Pierre Servant                HAI                        Director
                              Natixis Global Asset       Chief Executive Officer and
                              Management                 Member of Executive Committee
                              21 quai d'Austerlitz 75013
                              Paris, France
John Hailer                   HAI                        Director
                              Natixis Global Asset       President and Chief Executive
                              Management LLC             Officer
                              399 Boylston Street
                              Boston, MA 02116

HAVERFORD FINANCIAL SERVICES, INC.
Haverford Financial Services, Inc. ("Haverford") serves as the investment adviser for the Haverford Quality Growth Stock Fund. The principal address of Haverford is Three Radnor Corporate Center, Suite 450, Radnor, Pennsylvania 19087-4546. Haverford is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2010 and 2011.



NAME AND POSITION                                          CONNECTION WITH
WITH INVESTMENT ADVISER   NAME OF OTHER COMPANY            OTHER COMPANY
George W. Connell         The Haverford Trust Company      Vice Chairman & Indirect Owner
Vice Chairman & Owner     Haverford Trust Securities, Inc. Vice Chairman & Indirect Owner
                          Drexel Morgan & Co.              CEO,President & Owner
                          McCabe Capital Managers, Ltd.    Director, Indirect Owner
Joseph J. McLaughlin      The Haverford Trust Company      Chairman & CEO
Chairman, CEO & President Haverford Trust Securities, Inc. Registered Representative
Binney H. C. Wietlisbach  The Haverford Trust Company      President
Executive Vice President  Haverford Trust Securities, Inc. CEO & President
Henry B. Smith            The Haverford Trust Company      Vice President & CIO
Vice President and CIO    Haverford Trust Securities, Inc. Registered Representative
David Brune               The Haverford Trust Company      Vice President
Vice President            Haverford Trust Securities, Inc. Registered Representative
John H. Donaldson         The Haverford Trust Company      Vice President
Vice President
Timothy A. Hoyle          The Haverford Trust Company      Vice President
Vice President            Haverford Trust Securities, Inc. Registered Representative

                                       27

NAME AND POSITION                                          CONNECTION WITH
WITH INVESTMENT ADVISER  NAME OF OTHER COMPANY             OTHER COMPANY
Jeffrey M. Bagley        The Haverford Trust Company       Vice President
Vice President
MarieElena V. Ness       The Haverford Trust Company       VP & Chief Compliance Officer
Chief Compliance Officer Haverford Trust Securities, Inc.  Chief Compliance Officer
                         Drexel Morgan & Co.               VP & Chief Compliance Officer
                         Regulatory Compliance Assistance, Sole Member
                         LLC

INVESTMENT COUNSELORS OF MARYLAND, LLC
Investment Counselors of Maryland, LLC ("ICM") serves as the investment adviser to the ICM Small Company Portfolio. The principal address of ICM is 803 Cathedral Street, Baltimore, Maryland 21201. ICM is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2010 and 2011.




NAME AND POSITION                                               CONNECTION WITH
WITH INVESTMENT ADVISER          NAME OF OTHER COMPANY          OTHER COMPANY
William V. Heaphy, CFA           Cognapse, Inc.                 Director
CIO, Portfolio Manager


KAYNE ANDERSON CAPITAL ADVISORS, L.P.
Kayne Anderson Capital Advisors, L.P. ("KACALP") serves as an investment sub-adviser for the Cornerstone Advisors Real Assets Fund. The principal address of KACALP is 1800 Avenue of the Stars, Third Floor, Los Angeles, California 90067. KACALP is an investment adviser registered under the Investment Advisers Act of 1940.

KACALP's portfolio manager responsible for the management of the Cornerstone Advisors Real Assets Fund has not engaged in any other business profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee in the last two fiscal years.

LOOMIS, SAYLES & COMPANY, L.P.
Loomis, Sayles & Company, L.P. ("Loomis Sayles") serves as the investment adviser to the Loomis Sayles Full Discretion Institutional Securitized Fund. The address of Loomis Sayles is One Financial Center, Boston, Massachusetts 02111. Loomis Sayles is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is provided as of [date]. [To be updated by amendment]




NAME AND POSITION                                               CONNECTION WITH
WITH INVESTMENT ADVISER          NAME OF OTHER COMPANY          OTHER COMPANY


LSV ASSET MANAGEMENT
LSV Asset Management ("LSV") serves as the investment adviser to the LSV Value Equity Fund, the LSV Conservative Core Equity Fund and the LSV Conservative Value Equity Fund. LSV serves as the investment sub-adviser to the Cornerstone Advisors Global Public Equity Fund. The address of LSV is 155 North Wacker Drive, Suite 4600, Chicago, Illinois 60606. LSV is an investment adviser registered under the Investment Advisers Act of 1940.

During the last two fiscal years, no director, officer or partner of LSV has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

MARSICO CAPITAL MANAGEMENT, LLC
Marsico Capital Management, LLC ("Marsico") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Marsico is 1200 17th Street, Suite 1600, Denver, CO 80202. Marsico is an investment adviser registered under the Investment Advisers Act of 1940.

During the last two fiscal years, no director, officer or partner of Marsico has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

PARAMETRIC PORTFOLIO ASSOCIATES LLC
Parametric Portfolio Associates LLC ("Parametric") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Parametric is 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101. Parametric is an investment adviser registered under the Investment Advisers Act of 1940.

During the last two fiscal years, no director, officer or partner of Parametric has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

PENNANT MANAGEMENT, INC.
Pennant Management, Inc. ("Pennant") serves as the investment adviser to the USFS Funds Limited Duration Government Fund and USFS Funds Tactical Asset Allocation Fund. The address of Pennant is 11270 West Park Place, Suite 1025, Milwaukee, Wisconsin 53224. Pennant is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended December 31, 2010 and 2011.



NAME AND POSITION WITH
INVESTMENT ADVISER         NAME OF OTHER COMPANY        CONNECTION WITH OTHER COMPANY
Mark A. Elste              U.S. Fiduciary Services      Senior Executive Vice President, COO
CIO                        GreatBanc Trust Company      Director
                           Salem Trust Company          Director
                           USF Affiliate Services, Inc. Director
                           Waretech, Inc.               Director
                           CIB Marine Bancshares, Inc.  Director
                           (CIBM)
Scott M. Conger, Chief     Stone Pillar Advisors, Ltd   Director, Treasury Analysis
Compliance Officer, Senior
Vice President             AMCORE Bank, N.A.            Vice President & Assistant Treasurer
Michael Welgat             U.S. Fiduciary Services      CEO, President, Director
Director                   GreatBanc Trust Company      Director
                           Salem Trust Company          Director
                           USF Affiliate Services, Inc. Director
                           Waretech, Inc.               Director
Todd C. Johnson            U.S. Fiduciary Services      Director

                                       29

NAME AND POSITION WITH
INVESTMENT ADVISER     NAME OF OTHER COMPANY  CONNECTION WITH OTHER COMPANY
Director               Todd C. Johnson        CPA
                       Affinity, Inc.         Director
                       DigiTenna, Inc.        Director
                       Jaws, Inc.             Director & Officer
                       PB Properties, LLC     Managing Partner
                       ALJ Family Partnership General Partner
                       Carl & Irma Swenson    Director & Officer
                       Foundation             Director & Officer
                       RAJ Ministries         Director / Officer
                       New Beginnings Are
                       Possible

PHOCAS FINANCIAL CORPORATION
Phocas Financial Corporation ("Phocas") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Phocas is 980 Atlantic Avenue, Suite 106, Alameda, CA 94501. Phocas is an investment adviser registered under the Investment Advisers Act of 1940.

During the last two fiscal years, no director, officer or partner of Phocas has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

PNC CAPITAL ADVISORS, LLC
PNC Capital Advisors, LLC ("PNC Capital") serves as adviser to the UA S&P 500 Fund. PNC Capital was formed as a result of the merger of Allegiant Asset Management Company, the former investment adviser to the UA S&P 500 Fund, with its affiliate, PNC Capital Advisors, Inc. PNC Capital is a Delaware limited liability company and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., a publicly-held bank holding company, and is registered as an investment adviser under the Investment Advisers Act of 1940. Effective January 1, 2009, Allegiant Asset Management Company became an indirect wholly owned subsidiary of PNC. Prior to such date, Allegiant Asset Management Company was an indirect wholly owned subsidiary of National City Corporation. PNC Capital also provides investment advisory to other institutions and individuals and provides investment advisory and administrative services to other investment companies. The information required by this Item 31 with respect to each director and officer of PNC Capital is incorporated herein by reference to Form ADV and Schedules A and B filed by PNC Capital with the SEC.

RICE HALL JAMES & ASSOCIATES, LLC
Rice Hall James & Associates, LLC ("Rice Hall") serves as the investment adviser to the Rice Hall James Micro Cap Portfolio, Rice Hall James Mid Cap Portfolio and Rice Hall James Small Cap Portfolio. The principal address of Rice Hall is 600 West Broadway, Suite 1000, San Diego, California 92101-3383. Rice Hall is an investment adviser registered under the Investment Advisers Act of 1940.

For the fiscal years ended October 31, 2010 and 2011, none of the directors, officers or partners of Rice Hall is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

SANDS CAPITAL MANAGEMENT, LLC

Sands Capital Management, LLC ("Sands") serves as the investment adviser to the Sands Capital Global Growth Fund. The principal address of Sands is 1101 Wilson Boulevard, Suite 2300, Arlington, VA 22209. Sands is an investment adviser registered under the Investment Advisers Act of 1940.

For the fiscal years ended October 31, 2010 and 2011, none of the directors, officers or partners of Sands is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

SKY HARBOR CAPITAL MANAGEMENT, LLC
SKY Harbor Capital Management LLC ("SKY Harbor") serves as investment sub-adviser for the Registrant's Westwood Short Duration High Yield Fund. The principal address of SKY Harbor is 20 Horseneck Lane, Greenwich, CT 06830. [To be completed by amendment.]




NAME AND POSITION                                               CONNECTION WITH
WITH INVESTMENT ADVISER          NAME OF OTHER COMPANY          OTHER COMPANY


STEELPATH CAPITAL MANAGEMENT, LLC
SteelPath Capital Management, LLC ("SteelPath") serves as an investment sub-adviser for the Cornerstone Advisors Income Opportunities Fund. The principal address of SteelPath is 2100 McKinney Ave., Suite 1401, Dallas, Texas 75201. SteelPath is an investment adviser registered under the Investment Advisers Act of 1940.


NAME AND POSITION                                     CONNECTION WITH
WITH INVESTMENT ADVISER NAME OF OTHER COMPANY         OTHER COMPANY
Gabriel Hammond         GKD Index Partners, LLC       Majority Partner
CEO, Portfolio Manager  1717 McKinney Avenue
                        Suite 1450
                        Dallas, TX 75202
                        PostRock Energy Corp.         Past Board Member (2011)
                        210 Park Ave.
                        Suite 2750
                        Oklahoma City, OK 73102
James McCain            Ranger Funds Investment Trust Independent Trustee
CCO                     300 Crescent Court, Ste. 1100
                        Dallas, TX 75201

THOMSON HORSTMANN & BRYANT, INC.
Thomson Horstmann & Bryant, Inc. ("THB") serves as the investment adviser for the Thomson Horstmann & Bryant MicroCap Fund. The principal address of THB is 501 Merritt 7, Norwalk, CT 06851. THB is an investment adviser registered under the Investment Advisers Act of 1940. [To be completed by amendment.]




NAME AND POSITION                                               CONNECTION WITH
WITH INVESTMENT ADVISER          NAME OF OTHER COMPANY          OTHER COMPANY

NAME AND POSITION                                               CONNECTION WITH
WITH INVESTMENT ADVISER          NAME OF OTHER COMPANY          OTHER COMPANY


TCW INVESTMENT MANAGEMENT COMPANY
TCW Investment Management Company ("TIMCO") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of TIMCO is 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017. TIMCO is an investment adviser registered under the Investment Advisers Act of 1940.

During the last two fiscal years, no director, officer or partner of TIMCO has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

THOMPSON, SIEGEL & WALMSLEY LLC
Thompson, Siegel & Walmsley LLC ("TS&W") serves as the investment adviser to the TS&W Equity Portfolio, and TS&W Fixed Income Portfolio. The principal address of TS&W is 6806 Paragon Place, Suite 300, P.O. Box 6883, Richmond, Virginia 23230. TS&W is an investment adviser registered under the Investment Advisers Act of 1940.

For the fiscal years ended October 31, 2010 and 2011, none of the directors, officers or partners of TS&W is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

THORNBURG INVESTMENT MANAGEMENT INC
Thornburg Investment Management Inc ("Thornburg") serves as an investment sub-adviser to the Cornerstone Advisors Global Public Equity Fund. The principal address of Thornburg is 2300 North Ridgetop Road, Santa Fe, New Mexico, 87506. Thornburg is an investment adviser registered under the Investment Advisers Act of 1940.



NAME AND POSITION                                          CONNECTION WITH
WITH INVESTMENT ADVISER NAME OF OTHER COMPANY              OTHER COMPANY
Garrett Thornburg,      Thornburg Securities Corporation,  Chairman
Chairman                2300 North Ridgetop Road, Santa Fe
                        NM 87506
                        Thornburg Investment Trust, 2300   Chairman
                        North Ridgetop Road, Santa Fe NM
                        87506
                        Thornburg Mortgage Advisory        President, Director
                        Corporation, 2300 North Ridgetop
                        Road, Santa Fe NM 87506
                        WEL, Inc., 2300 North Ridgetop     Chairman, controlling interest
                        Road, Santa Fe NM 87506
                        Chamisa Energy, 2300 North         Wel, Inc. is the managing
                        Ridgetop Road, Santa Fe NM 87506   member and has a controlling
                                                           interest

TURNER INVESTMENTS, L.P.
Turner Investments, L.P. ("Turner") serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity and Cornerstone Advisors Public Alternatives Funds. The principal address of

Turner is 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312-2414. Turner is an investment adviser registered under the Investment Advisers Act of 1940.



NAME AND POSITION                                               CONNECTION WITH
WITH INVESTMENT ADVISER         NAME OF OTHER COMPANY           OTHER COMPANY
Thomas R. Trala                 Turner Funds                    President and Trustee
Chief Operating Officer,        P.O. Box 219805
Executive Managing Director,    Kansas City, MO 64121-9805
Secretary                       Turner International Ltd.       Trustee
                                12 Plumtree Court
                                London, EC4A 4HT
                                Turner Investment Partners      Director
                                (Australia) Pty. Ltd.
                                c/o Compliance & Risk Services
                                Pty. Ltd.
                                Level 9 Exhibition Street
                                Melbourne, Victoria 3000
                                Australia
Mark D. Turner                  Turner International Ltd.       Trustee
President, Senior               12 Plumtree Court
Portfolio Manager               London, EC4A 4HT
                                The Haverford School            Trustee
                                450 Lancaster Avenue,
                                Haverford, PA 19041
                                CityTeam Ministries (Chester)   Board Member
                                11 West 7(th) Street,
                                Chester, PA 19013
                                The Philadelphia Ronald         Board Member
                                McDonald House
                                3925 Chestnut Street,
                                Philadelphia, PA 19104-3110
Robert E. Turner                Bradley University              Trustee
Chairman, Chief Investment      1501 W. Bradley Ave
Officer                         Peoria, IL 61625
                                Delaware Valley Friends School  Board Member
                                19 East Central Avenue,
                                Paoli, PA 19301
                                University of Notre Dame School Advisory Council Member
                                of Architecture
                                110 Bond Hall,
                                Notre Dame, IN 46556
Christopher K. McHugh           Philadelphia University         Trustee
Vice Chairman, Senior Portfolio 4201 Henry Avenue,
Manager                         Philadelphia, PA 19144-5497

WESTWOOD MANAGEMENT CORP.
Westwood Management Corp. ("Westwood") serves as the investment adviser for the Westwood Income Opportunity Fund, Westwood SMidCap Fund, Westwood SMidCap Plus Fund, Westwood LargeCap Value Fund, Westwood SmallCap Value Fund, Westwood Dividend Growth Fund, Westwood Balanced Fund and Westwood Short Duration High Yield Fund. The principal address of Westwood is 200

Crescent Court, Suite 1200, Dallas, Texas 75201. Westwood is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2010 and 2011.



NAME AND POSITION             NAME OF OTHER COMPANY          CONNECTION WITH
WITH INVESTMENT ADVISER                                      OTHER COMPANY
Susan Byrne                   Westwood Holdings Group, Inc.* Chief Investment Officer and
Chief Investment Officer and  (NYSE: WHG)                    Chairman of the Board
Chairman of the Board
Brian Casey                   Westwood Holdings Group, Inc.* President and Chief Executive
President and Chief Executive (NYSE: WHG)                    Officer and Director
Officer and Director          Westwood Trust**               President and Director
William R. Hardcastle         Westwood Holdings Group, Inc.* Chief Financial Officer
Chief Financial Officer       (NYSE: WHG)
                              Westwood Advisors, LLC***      Chief Financial Officer
Sylvia L. Fry                 Westwood Holdings Group, Inc.* Chief Compliance Officer
Chief Compliance Officer      (NYSE: WHG)
                              Westwood Trust**               Chief Compliance Officer
                              Westwood Advisors, LLC***      Chief Compliance Officer

* Westwood Management Corp., Westwood Trust, and Westwood Advisors, LLC are wholly owned subsidiaries of Westwood Holdings Group, Inc., a publicly traded company on the NYSE (NYSE: WHG).

** Westwood Trust provides trust and custodial services and participation in common trust funds that it sponsors to institutions and high net worth individuals.

*** Westwood Advisors, LLC (formerly McCarthy Group Advisors, LLC) is an SEC registered investment adviser located in Omaha, NE that manages investment Limited Liability Companies and an investment Limited Partnership.


ITEM 32.

PRINCIPAL UNDERWRITERS

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

 The Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:





SEI Daily Income Trust                                  July 15, 1982
SEI Liquid Asset Trust                                  November 29, 1982
SEI Tax Exempt Trust                                    December 3, 1982
SEI Institutional Managed Trust                         January 22, 1987
SEI Institutional International Trust                   August 30, 1988
The Advisors' Inner Circle Fund                         November 14, 1991
The Advisors' Inner Circle Fund II                      January 28, 1993
Bishop Street Funds                                     January 27, 1995
SEI Asset Allocation Trust                              April 1, 1996
SEI Institutional Investments Trust                     June 14, 1996
CNI Charter Funds                                       April 1, 1999
iShares Inc.                                         January 28, 2000
iShares Trust                                        April 25, 2000
Optique Funds, Inc.                                  November 1, 2000
Causeway Capital Management Trust                    September 20, 2001
BlackRock Funds III (f/k/a Barclays Global Investors
Funds)                                               March 31, 2003
The Arbitrage Funds                                  May 17, 2005
ProShares Trust                                      November 14, 2005
Community Reinvestment Act Qualified Investment Fund January 8, 2007
SEI Alpha Strategy Portfolios, LP                    June 29, 2007
TD Asset Management USA Funds                        July 25, 2007
SEI Structured Credit Fund, LP                       July 31, 2007
Wilshire Mutual Funds, Inc.                          July 12, 2008
Wilshire Variable Insurance Trust                    July 12, 2008
Global X Funds                                       October 24, 2008
ProShares Trust II                                   November 17, 2008
Exchange Traded Concepts Trust                       August 7, 2009
Schwab Strategic Trust                               October 12, 2009
RiverPark Funds                                      September 8, 2010
Adviser Managed Trust                                February 16, 2011
New Covenant Funds                                   April 2, 2012


 The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.




                    Position and Office                  Positions and Offices
NAME                WITH UNDERWRITER                     WITH REGISTRANT
William M. Doran    Director                                  --
Edward D. Loughlin  Director                                  --
Wayne M. Withrow    Director                                  --
Kevin P. Barr       President & Chief Executive Officer       --
Maxine J. Chou      Chief Financial Officer, Chief Operations --
                    Officer, & Treasurer
Karen E. LaTourette Chief Compliance Officer, Anti-Money
                    Laundering Officer & Assistant Secretary  --
John C. Munch       General Counsel & Secretary               --
Mark J. Held        Senior Vice President                     --
Lori L. White       Vice President & Assistant Secretary      --
John P. Coary       Vice President & Assistant Secretary      --
John J. Cronin      Vice President                            --
Robert M. Silvestri Vice President                            --


ITEM 33. LOCATION OF ACCOUNTS AND RECORDS:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

(a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8);
(12); and 31a-1 (d), the required books and records are maintained at the offices of Registrant's custodians:





        U.S. Bank, National Association   Union Bank of California, N.A.
        800 Nicollett Mall                475 Sansome Street
        Minneapolis, Minnesota 55402-4302 15(th) Floor
                                          San Francisco, California 94111
        National City Bank                The Northern Trust Company
        National City Center              50 LaSalle Street
        1900 East Ninth Street            Chicago, Illinois 60675
        Cleveland, Ohio 44114

(b)/(c)  With respect to Rules 31a-1(a); 31a-1 (b)(1),(4); (2)(C) and (D); (4);
         (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's administrator:


SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pennsylvania 19456

(c) With respect to Rules 31a-1 (b)(5), (6), (9) and (10) and 31a-1 (f), the required books and records are maintained at the offices of the Registrant's investment advisers:


Acadian Asset Management LLC
One Post Office Square, 20th Floor
Boston, Massachusetts 02109

AIG Asset Management (U.S.), LLC
70 Pine Street, 20th Floor
New York, New York 10270

Allianz Global Investors Capital LLC
600 West Broadway, Suite 2900
San Diego, CA 92101

AlphaOne Investment Services, LLC
One Tower Bridge
100 Front Street, Suite 1250
West Conshohocken, PA 19428

AlphaSimplex Group, LLC
One Cambridge Center
Cambridge, Massachusetts 02142

AQR Capital Management, LLC
Two Greenwich Plaza, 3rd Floor

Greenwich, Connecticut 06830

Aviva Investors North America, Inc.
699 Walnut Street, Suite 1700
Des Moines, Iowa 50309

BlackRock Financial Management, LLC
55 East 52nd Street
New York, NY 10055

Cambiar Investors LLC
2401 East Second Street, Suite 400
Denver, Colorado 80206

CBRE Clarion Securities LLC
201 King of Prussia Road, Suite 600
Radnor, PA 19087

Citigroup First Investment Management Americas LLC
388 Greenwich Street
New York, New York 10013

ClariVest Asset Management LLC
11452 El Camino Real, Suite 250
San Diego, CA 92130

Cornerstone Advisors, Inc.
225 108th Avenue NE, Suite 400
Bellevue, Washington 98004-5782

Cramer Rosenthal McGlynn LLC
520 Madison Avenue, 20th Floor
New York, New York 10022

C.S. McKee, LLP
One Gateway Center
Pittsburgh, Pennsylvania 15222

Driehaus Capital Management LLC
25 East Erie Street
Chicago, Illinois 60611-2703

Edgewood Management LLC
305 Park Avenue, 18th Floor
New York, New York 10022-6057

Fairpointe Capital LLC
One North Franklin Street, Suite 3300
Chicago, Illinois 60606-2401

First Manhattan Co.

437 Madison Avenue
New York, New York 10022-7022

Hamlin Capital Management, LLC
477 Madison Avenue, Suite 520
New York, NY 10022

Harris Associates L.P.
Two North LaSalle Street, Suite 500
Chicago, Illinois 60602-3790

Haverford Investment Management, Inc.
Three Radnor Corporate Center, Suite 450
Radnor, Pennsylvania 19087-4546

HGK Asset Management, Inc.
Newport Tower
525 Washington Blvd.
Jersey City, New Jersey 07310

Investment Counselors of Maryland, LLC
803 Cathedral Street
Baltimore, Maryland 21201

Kayne Anderson Capital Advisors, L.P.
1800 Avenue of the Stars, Third Floor
Los Angeles, California 90067

Loomis, Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts 02111-2621

LSV Asset Management
One North Wacker Drive
Chicago, Illinois 60606

Marsico Capital Management, LLC
1200 17th Street, Suite 1600
Denver, Colorado 80202-5824

Parametric Portfolio Associates LLC
1151 Fairview Avenue North
Seattle, Washington 98109

Pennant Management, Inc.
11270 West Park Place, Suite 1025
Milwaukee, Wisconsin 53224

Phocas Financial Corporation
980 Atlantic Avenue, Suite 106
Alameda, California 94501-1001

PNC Capital Advisors, LLC
200 Public Square
Cleveland, Ohio 44114

Rice Hall James & Associates, LLC
600 West Broadway, Suite 1000
San Diego, California 92101-3383

Sands Capital Management, LLC
1101 Wilson Boulevard, Suite 2300
Arlington, VA 22209

SKY Harbor Capital Management, LLC
20 Horseneck Lane
Greenwich, CT 06830

SteelPath Capital Management, LLC
2100 McKinney Ave., Suite 1401
Dallas, Texas 75201

TCW Investment Management Company
865 South Figueroa Street, Suite 1800
Los Angeles, CA 90017

Thomson Horstmann & Bryant, Inc.
501 Merritt 7
Norwalk, CT 06851

Thompson, Siegel & Walmsley LLC
5000 Monument Avenue, P.O. Box 6883
Richmond, Virginia 23230

Thornburg Investment Management Inc
2300 North Ridgetop Road
Santa Fe, New Mexico 87506

Turner Investments, L.P.
1205 Westlakes Drive, Suite 100
Berwyn, Pennsylvania 19312-2414

Westwood Management Corp.
200 Crescent Court, Suite 1200
Dallas, Texas 75201

ITEM 34. MANAGEMENT SERVICES: None.

ITEM 35. UNDERTAKINGS: None.

                                     NOTICE

A copy of the Agreement and Declaration of Trust for The Advisors' Inner Circle Fund (the "Trust") is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this registration statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its trustees as trustees and not individually and the obligations of or arising out of this registration statement are not binding upon any of the trustees, officers, or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 194 to Registration Statement No. 033-42484 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 28th day of August, 2012.

                                         THE ADVISORS' INNER CIRCLE FUND


                                          By:             *
                                              -----------------------
                                              Mike Beattie, President


Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.


           *                   Trustee                          August 28, 2012
------------------------
 Charles E. Carlbom

           *                   Trustee                          August 28, 2012
------------------------
 John K. Darr

           *                   Trustee                          August 28, 2012
------------------------
 William M. Doran

           *                   Trustee                          August 28, 2012
------------------------
 Joseph T. Grause, Jr.

           *                   Trustee                          August 28, 2012
------------------------
 Mitchell A. Johnson

           *                   Trustee                          August 28, 2012
------------------------
 Betty L. Krikorian

           *                   Trustee                          August 28, 2012
------------------------
 Robert A. Nesher

           *                   Trustee                          August 28, 2012
------------------------
 Bruce Speca

           *                   Trustee                          August 28, 2012
------------------------
 James M. Storey

           *                   Trustee                          August 28, 2012
------------------------
 George J. Sullivan, Jr.

           *                   President                        August 28, 2012
------------------------
 Mike Beattie

           *                   Treasurer, Controller &          August 28, 2012
------------------------       Chief Financial Officer
 Michael Lawson


*By: /s/ Dianne M. Sulzbach
     ---------------------------------------------------
     Dianne M. Sulzbach, pursuant to Powers of Attorney
     dated November 16, 2011 and November 30, 2011,
     incorporated herein by reference to Exhibit (q) of
     Post-Effective Amendment No. 179, filed on February
     28, 2012

                                 EXHIBIT INDEX

EXHIBIT
NUMBER     DESCRIPTION

EX-99.D16  Form of Amended and Restated Expense Limitation Agreement,
           dated August 28, 2012, as effective on September 1, 2012, between the Registrant and Cambiar Investors LLC
EX-99.I    Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP,
           relating to shares of the Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar Small Cap Fund, Cambiar Aggressive Value Fund, Cambiar SMID Fund (formerly, the Cambiar SMID 30 Fund)and Cambiar Global Select Fund
EX-99.J    Consent of Independent Registered Public Accounting Firm, Ernst
           & Young LLP
EX-99.P4   Cambiar Investors LLC Revised Code of Ethics dated January 2012




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